UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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SEACOAST BANKING CORPORATION OF FLORIDA

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Proxy Statement

2018

815 Colorado Avenue Stuart, Florida 34994

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 24, 2018

3:00 p.m. Eastern Time

Seacoast Banking Corporation of Florida (“Seacoast”) will hold its 2018 Annual Meeting of Shareholders at the Hutchinson Shores Resort, 3793 NE Ocean Blvd, Jensen Beach, FL 34957, on Thursday, May 24, 2018 at 3:00 p.m. Eastern Time.

ITEMS OF BUSINESS

The purpose of the Annual Meeting is to vote on the following proposals:

1.	Election of Directors. To re-elect five Class I directors (“Proposal 1”);

2.	Amend the Company’s Amended and Restated Articles of Incorporation to Increase Authorized Capital Stock. To approve the proposed amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 60,000,000 to 200,000,000 shares (“Proposal 2”);

3.	Amend the Company’s 2013 Incentive Plan to Increase Authorized Shares. To approve the proposed amendment to the 2013 Incentive Plan to increase the number of shares authorized to be issued under the Plan (“Proposal 3);

4.	Ratification of Appointment of Independent Auditor. To ratify the appointment of Crowe Horwath LLP as independent auditors for Seacoast for the fiscal year ending December 31, 2018 (“Proposal 4”);

5.	Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers. To hold an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (“Proposal 5”);

6.	Other Business. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE

You are eligible to vote if you were a shareholder of record on the close of business on March 26, 2018, which is the record date for the Annual Meeting. This Notice of the 2018 Annual Meeting of Shareholders and the accompanying proxy statement are sent by order of the Company’s Board of Directors.

Dennis S. Hudson, III
Chairman & Chief Executive Officer

April 6, 2018

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2017 Director Compensation Table	63
Stock Awards and Options Granted to Directors in 2017	65
Directors’ Deferred Compensation Plan	65
PROPOSAL 2: APPRPOVAL OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF SEACOAST BANKIN CORPORATION OF FLORIDA TO INCREASE THE NUMBER OF AUTHORIZED SHAREDS OF COMMON STOCK	67
PROPOSAL 3: AMEND THE COMPANY's 2013 INCENTIVE PLAN TO INCREASE AUTHORIZED SHARES	69
PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR	78
Relationship with Independent Registered Public Accounting Firm	78
Independent Registered Public Accounting Firm’s Fees	78
Pre-Approval Policy	78
PROPOSAL 5: ADVISORY (NON-BINDING) VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS (SAY-ON-PAY)	79
OTHER INFORMATION	80
Certain Transactions and Business Relationships	80
Related Party Transactions	80
Certain Family Relationships	81
Section 16(a) Beneficial Ownership Reporting Compliance	81
Other Matters	82
Shareholder Proposals for 2019	82
ADDITIONAL VOTING INFORMATION	83
APPENDIX A – INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES	A-1
LOCATION OF THE 2018 ANNUAL MEETING	Inside Back Cover

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GENERAL INFORMATION

Annual Meeting Information

Date, Time and Place: Thursday, May 24, 2018, at 3:00 P.M. Eastern Time at the, Hutchinson Shores Resort, 3793 NE Ocean Blvd, Jensen Beach, FL 34957. The Annual Meeting shall be referred to herein as the “Meeting” or the “Annual Meeting”.

Street Name Holders: If your shares of Seacoast common stock are held in a bank, brokerage or other institutional account (which is commonly referred to as holding shares in “street name”), you are a beneficial owner of these shares, but you are not the record holder. If your shares are held in street name, you are invited to attend the Annual Meeting; however, to vote your shares in person at the meeting, you must request and obtain a power of attorney or other authority from the bank, broker or other nominee who holds your shares and bring it with you to submit with your ballot at the meeting. In addition, you may vote your shares before the meeting by phone or over the Internet by following the instructions set forth below or, if you received a voting instruction form from your brokerage firm, by mail by completing, signing and returning the form you received. Your voting instruction form will set forth whether Internet or telephone voting is available to you. Although most brokers and nominees offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements. We encourage you to record your vote through the Internet if such process is available to you.

How to View Proxy Materials Online

Important Notice Regarding the Availability of Proxy Materials for the 2018 Shareholder Meeting

Our 2018 Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2017 (referred to collectively herein as the “proxy materials”) are available online at: www.proxyvote.com or at www.SeacoastBanking.com/GenPage.aspx?IID=100425&GKP=393970.

We have mailed to certain shareholders a notice of internet availability of proxy materials on or about April 6, 2018. This notice contains instructions on how to access and review the proxy materials on the internet. The notice also contains instructions on how to submit your proxy on the internet or by phone, or, if you prefer, to obtain a paper or email copy of the proxy materials.

How to Cast Your Vote

You may vote common shares that you owned as of the close of business on March 26, 2018, which is the record date for the Meeting.

Your vote is important. Please review the voting instructions described in this proxy statement, as well as in the notice you received in the mail. By voting prior to the Meeting, you will help ensure that we have a quorum and that your preferences will be expressed on the matters that are being considered. If you are able to attend the Meeting, you may vote your shares in person, even if you have previously voted by another means by revoking your proxy vote at any time prior to the meeting, pursuant to the procedures specified in “Revocation of Proxies”.

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You may vote by any of the following methods:

BY TELEPHONE:

You can vote by calling the number on your proxy card or voting instruction form, or provided on the website listed on your notice.

BY INTERNET:

You can vote online at www.proxyvote.com.

BY MAIL:

You also may vote your shares by requesting a paper proxy card and completing, signing and returning it by mail in the envelope provided.

IN PERSON:

You can vote in person at the Annual Meeting. If you hold your shares in street name, you must obtain a proxy from the record holder in order to vote in person.

For telephone and internet voting, you will need the 16-digit control number included in your notice, on your proxy card or in the voting instructions that accompanied your proxy materials.

For shares held in employee plans, we must receive your voting instructions no later than 11:59 p.m. Eastern Time on May 17, 2018 (the “cut-off date”) to be counted. Otherwise, you may vote up until 11:59 P.M. Eastern Time the day before the meeting date.

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PROXY SUMMARY

Introduction

Our balanced growth strategy, which is focused on organic growth and acquisitions in growing markets, is delivering value for our shareholders.

In this section, we summarize 2017 performance highlights and other information contained elsewhere in this proxy statement. Please carefully review the information included throughout this proxy statement and as provided in the 2017 Annual Report on Form 10-K before you vote.

2017 Performance Highlights

Value Creation for our Shareholders

Seacoast continued to drive positive momentum in performance metrics, leading to sustained outperformance in total shareholder returns.

* Total return combines share price appreciation and dividends paid to show the total return to the shareholder expressed as an annualized percentage.

Execution of our strategy in 2017 produced outstanding results:

•	Adjusted net revenues[1] increased 32% year over year to $234.8 million and adjusted revenue[1] increased 24% year over year to $219.5 million.

•	Net income improved 47% year over year to $42.9 million and adjusted net income[1] improved 42% year over year to $55.3 million.

•	We reported $0.99 in earnings per diluted share and $1.28 in adjusted earnings per share[1], meeting our target range despite the impacts of Hurricane Irma.

•	Households we serve have grown to 104,303 from 66,826 in 2013. Across Central Florida, we served over 23,000 households in 2017 compared to 2,600 in 2013. In Tampa, households represent 3% of total households, serving over 3,300 households in 2017.

•	Loans climbed $938 million, or 33%, to $3.8 billion compared to prior year. Looking forward, we expect loan production will continue to reflect the underpinnings of a strong Florida economy, and continued customer receptivity to our relationship and convenience-based approach to helping meet their needs. Also, we continue to maintain a very granular loan portfolio with modest commercial real estate exposure.

•	For the 4th quarter 2017, return on average tangible assets was 0.97%,return on average tangible shareholders’ equity was 10.7% and the efficiency ratio was 64.0% compared to 1.12%, 12.5% and 58.9% respectively in the prior quarter and 1.00%, 12.5%, and 62.4% in the fourth quarter of 2016. The adjusted return on average tangible assets[1] was 1.23%, adjusted return on average shareholders’ equity[1] was 13.5%, and the adjusted efficiency ratio[1] was 52.6% compared to 1.16%, 12.8%, and 57.7%, respectively, in the prior quarter, and 1.05%, 13.1%, and 60.8%, respectively, in the fourth quarter of 2016.

1 Non-GAAP measure; refer to Appendix A – Information Regarding Non-GAAP Financial Measures.

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Our balanced growth strategy combines organic growth and select strategic M&A along with prudent risk management, leading to strong results since January 2014.

•	Deposit growth increased 4% organically, 30% including acquisitions.
•	Loan growth increased 10% organically, 33% including acquisitions.
•	Our focus on deepening relationships with current customers has led to organic growth as well. Since the beginning of 2014:
▪	159% increase in loan sales to current customers
▪	29% increase in deposit accounts sold to current customers
▪	33% increase in debit cards sold to current customers

Our performance and future growth are driven by a differentiated strategy consisting of 6 key themes:

•	Comprehensive Customer Servicing Model
▪	We focus on meeting customer needs profitably through an evolving distribution network consisting of branches, mobile apps, online banking, ATMs, our Florida based call center, and commercial banking offices. This multi-channel distribution system is strategically important, as it allows us to attract customers from much larger competitors who want modern convenience and community bank service.
▪	Our distribution system has allowed us to innovate our business model as more transactions migrate outside the traditional branch network. Specifically, we now process more routine transactions through our mobile app and ATMs than we do through our branches, indicating a tipping point in customer behavior and expectations.
▪	The movement of routine transactions to digital channels has enabled us to rationalize our branches. As of YE 2017, deposits increased 160% while branches increased only 45% since YE 2012.
▪	As customers continue to visit traditional branches less and less, Seacoast has a proven ability to deepen relationships with clients via its distribution system. Since launching automated marketing programs in 2014, Consumer and Business Loan unit sales have increased incrementally by 168%, deposit accounts by 53%, and debit cards by 58%.
▪	Focus on business banking, in particular, is driving significant growth in business loans outstanding, increasing 296% since year end 2013.
•	Focused on Controls
▪	We have a number of advantages related to our approach to credit risk management. In particular, we have:
o	Strong, skilled, independent underwriting teams that confirm solid, multiple repayment sources.
o	Well-defined portfolio limits and elevated credit portfolio management/monitoring.
o	Digestible loan sizes and no syndications.
o	CRE concentrations below 220%.
o	Credit culture is documented and reinforced throughout the organization.
•	Track Record of Value Creating Acquisitions
▪	Our acquisition strategy has enable us to expand in to some of Florida’s most attractive markets
▪	We have successfully completed 7 acquisitions since 2014, with an average IRR of 20%.
▪	We are the number one Florida headquartered bank in the Orlando MSA and the 4th largest Florida bank, up from 6th in 2014.
•	Well-Positioned to Benefit From Florida Market
▪	Projected to be the 16th largest economy in the world in 2019 based on World Bank rankings.
▪	Florida’s economy is accelerating at a faster pace than the nation for the next four years and is positioned to become a $1 trillion economy in 2018.
▪	Florida’s economy is diversified, with growth in education, health services, leisure and hospitality, trade, transportation, utilities, construction and manufacturing.
▪	Yet amidst the growth across the state, the number of Florida headquartered banks continues to decline, with a 54.5% reduction since 2008. This increases Seacoast’s scarcity value.

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•	Expanding Analytical and Digital Capabilities
▪	Seacoast has become a recognized leader amongst community banks for its use of analytics and digital capabilities to create value for our customers and shareholders.
•	Experienced Board and Management Team
▪	Seacoast has revitalized its board of directors which continues to be aligned with its balanced growth strategy. Eight key members have been added to their board of directors since 2012.
▪	With regard to executive management, strong talent has been added in key areas.

Our Vision 2020 Innovation Plan Will Drive Shareholder Returns Above an Already Strong Outlook

•	Vision 2020 connects current and planned innovations over the next three years to necessary changes in our business model.
•	Unveiled at our first ever investor day in February 2017, Vision 2020 is a three pronged plan to drive compelling results for shareholders.
▪	How we sell
o	Continue to develop direct sales channels and offerings based on customer needs and preferences.
o	Simplify processes for our customers and bankers.
o	Reduce our cost to acquire.
▪	How we service
o	We are outpacing our peers in engaging our customers with self-serve options for routine banking needs.
o	This is creating the ability to reduce cost in the traditional model, and invest in personalized service for more complex transactions.
▪	How we operate
o	Data analytics is driving top line revenue, enhanced management decision making and deeper customer penetration.
o	We are making investments to reduce product delivery times by streamlining internal processes through technology and reengineering.

Vision 2020 Objectives

•	Specific objectives include:
▪	Return on tangible assets target of 1.30%+
▪	Return on tangible common equity target of 16%+
▪	Efficiency ratio target below 50%
•	Seacoast is on track to achieve our ambitious Vision 2020 objectives.
•	The enactment of the Tax Cuts and Jobs Act of 2017 further enhances Seacoast’s ability to achieve these objectives.

Executive Compensation Program Highlights

The Compensation and Governance Committee (“CGC”) is committed to aligning our compensation strategies with our evolving business strategy, good governance and effective risk management practices, and our efforts to generate superior long-term returns for our shareholders. To this end, we emphasize pay-for-performance in our executive compensation programs.

Our executive compensation strategy strongly aligns our CEO and other executives with long-term shareholder interests.

•	A significant portion of executive pay is variable or at risk.
•	We use a blend of equity awards, including some that are performance-based with multi-year vesting.
•	The CGC determines the number of equity awards and value of annual incentive awards after assessing each executive’s performance against his or her performance scorecard for the year. 2017 scorecards included individual performance objectives and an adjusted EPS goal.
•	Instead of paying cash bonuses, short-term incentive compensation for FY17 performance was paid in the form of restricted stock units granted in April 2018. The CGC took this action in response to guidance we received from our shareholders that indicated that they would like management to increase their direct ownership in the Company and to enhance the holding power (retention) and risk sensitivity of our incentive strategies.

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The following table summarizes the primary elements of our executive compensation program for 2017.

Base Salary	Recognize performance of job responsibilities and attract and retain individuals with superior talent.	Reflects the CGC’s assessment of the executive’s experience, skills and value to Seacoast.	Our CEO’s base salary increased by 9% in 2017. Base salaries for our named executive officers increased an average of 6% in 2017.
Performance Share Units (PSUs)	Provide a strong retention element and align compensation with our business strategy and long-term shareholder value.	The number of PSUs granted is determined by the CGC after consideration of each executive’s performance scorecard. The number of PSUs that may be earned is based on the level of achievement of goals established by the CGC for a three-year performance period. Value realized also varies based on stock price performance over the vesting period.	PSUs granted in 2017 vest based on the level of achievement of goals relating to growth in adjusted EPS and average adjusted return on average tangible common equity over a three-year period.
Stock Options	Directly link executive and shareholder interests by tying long-term incentive to stock price appreciation.	The number of options granted is determined by the CGC after consideration of each executive’s performance scorecard. The realized value of options is based on stock price performance.	Stock options granted in 2017 vest in equal installments over three years. The exercise price of the stock options was set at 120% of the grant date value of the shares.
Restricted Stock Units (RSUs) granted in lieu of cash bonuses	Provide a strong retention element and align executive and shareholder interests.	The amount of short-term incentive is determined by the CGC after consideration of each executive’s performance scorecard. The realized value of RSUs is based on stock price performance over the vesting period.	Similar to 2016, the CGC decided to pay out the annual incentive award for 2017 in the form of RSUs that vest in equal installments over three years.

Please refer to the Compensation Discussion and Analysis and The Executive Compensation Tables in this proxy statement for additional details about our compensation programs.

Summary of Proposals and Board Recommendations

Item	Proposal	Board Voting Recommendation	Vote Required
1	Re-election of Five Class I Directors	FOR ALL	Plurality vote*
2	Amend Articles of Incorporation to Increase Authorized Shares of Common Stock	FOR	Affirmative vote of a majority of votes cast
3	Amend the 2013 Incentive Plan to Increase Authorized Shares	FOR	Affirmative vote of a majority of votes cast
4	Ratification of Appointment of Crowe Horwath LLP as Independent Auditor for 2018	FOR	Affirmative vote of a majority of votes cast
5	Advisory (Non-binding) Vote to Approve Executive Compensation (Say on Pay)	FOR	Affirmative vote of a majority of votes cast

* More fully described in Proposal 1 - Election of Directors, Manner of Voting Proxies

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Our Director Nominees

You are being asked to, among other proposals, re-elect five Class I directors of Seacoast. All of the nominees are presently directors of Seacoast. All of the nominees also serve as members of the board of directors of Seacoast’s principal banking subsidiary, Seacoast National Bank (the “Bank”). If elected, each director nominee will serve a three year term expiring at the 2021 Annual Meeting and until their successors have been elected and qualified. Detailed information about each nominee’s background, skills and expertise can be found in Proposal I – Election of Directors.

Name	Age	Director Since	Current Occupation	Independent	No. of Other Public Boards
Jacqueline L. Bradley	60	2014	Management and Financial Services	✔	0
H. Gilbert Culbreth, Jr.	72	2008	CEO and President of Auto and other sales companies	✔	0
Christopher E. Fogal	66	1997	Certified Public Accountant and Partner of Firm	✔	0
Timothy S. Huval	51	2016	CHRO of Humana, Inc.	✔	0
Herbert A. Lurie	57	2016	Senior Advisor of Guggenheim Securities		0

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Board and Governance Highlights

Board Committee Membership and 2017 Committee Meetings

Director Name	Audit		Compensation & Governance		Enterprise Risk Management		Strategy & Innovation
Dennis J. Arczynski (1)	✔				✔	(2)	✔
Stephen E. Bohner (1)					✔
Jacqueline L. Bradley (1)							✔
H. Gilbert Culbreth, Jr. (1)			✔	(2)
Julie H. Daum (1)			✔
Christopher E. Fogal (1)	✔	(2)
Maryann Goebel (1)	✔		✔		✔
Roger O. Goldman (1) (3)
Dennis S. Hudson, Jr.					✔
Dennis S. Hudson, III (4)							✔
Timothy S. Huval (1)			✔				✔
Herbert A. Lurie							✔
Alvaro J. Monserrat (1)	✔						✔
Thomas E. Rossin (1)					✔		✔	(2)
TOTAL MEETINGS HELD	8		5		6		9

(1)	Independent Director
(2)	Committee Chair
(3)	Independent Lead Director who serves as an ex-officio (non-voting) member of all committees
(4)	Chairman of the Board

Director Attendance: All directors attended over 75% or more of the meetings of the Board and Board committees on which they served in 2017.

Board Composition

Over the past five years, we have continually recruited new talent to our Board to increase diversity of thought and experience and to better align overall Board capability with our strategic focus. During this time, our Chairman/CEO and our Lead Independent Director have focused considerable attention on Board refreshment and we have added seven new directors with skill sets needed to help navigate the fast-changing environment impacting our business. As a result, our overall Board composition has been significantly altered across a number of important aspects creating a vibrant Board culture and unrelenting focus on creating shareholder value over the long term.

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Below is a graphic illustration of the changes in our Board over the past five years:

Currently, our board has the following characteristics:

Seacoast Policy: Ensure a balanced mix of directors with a deep knowledge of Seacoast and its markets, as well as new members with fresh perspectives.	Seacoast Policy: Build a diverse board with experience aligned with our strategic mission.

Since 2013, we have made the following changes to the Board:

•	added three women to our Board;
•	added expertise in the areas of regulatory matters, risk management, talent acquisition, corporate governance, credit management, strategic planning, investment banking and technology;
•	transitioned four retiring long-tenured directors; and
•	reduced the average tenure of our non-executive directors from 13.7 years to 9.4 years and decreased the average age by nearly 5.8 years.

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Our Corporate Governance Framework

Board Independence	• A total of 11 of our 14 directors, or over 75% are considered independent. • Our CEO is the only member of management who serves as a director.
Board Refreshment & Diversity

•  We seek a board that, considered as a group, will possess a diversity of experience and differences with respect to personal, educational or professional experience, gender, ethnicity, national origin, geographic representation, community involvement and age.

•  We have a mix of new and longer tenured directors to help ensure fresh perspectives as well as continuity and experience. The average tenure of our non-management directors is 9.4 years.

Board Committees

•  We have four standing Board committees—Audit; Compensation and Governance (“CGC”); Enterprise Risk Management (“ERMC”); and Strategy and Innovation (“S&I”).

•  The Audit Committee and CGC consist entirely of independent, non-management directors.

•  Chairs of the committees shape the agenda and information presented to their committees.

Strong Independent Lead Director

•  Our independent directors elect an independent lead director.

•  Our independent lead director chairs regularly scheduled executive sessions, without management present, at which directors can discuss management performance, succession planning, board informational needs, board effectiveness or any other matter.

•  Our lead independent director strongly influences our strategy and direction, and facilitates our annual strategic planning sessions.

Board Oversight of Strategy & Risk

•  Our Board has ultimate oversight responsibility for strategy and risk management.

•  Our Board directly advises management on development and execution of the Company’s strategy and provides oversight through regular updates.

•  The S&I Committee helps ensure that the strategic vision for the Company is fulfilled by challenging, proposing, reviewing, and monitoring strategic initiatives of the Company relating to M&A activity, capital allocation and planning, business model transformation, innovation, and shareholder relations.

•  Through an integrated enterprise risk management process, key risks are reviewed and evaluated by the ERMC before they are reviewed by the Board.

•  The ERMC oversees the integration of risk management at Seacoast, monitors the risk framework and makes recommendations to the Board regarding the Company’s risk appetite.

•  The Audit Committee oversees the Company’s financial risk management process.

•  The CGC oversees risks and exposures related to the Company’s corporate governance, director succession planning, and compensation practices to ensure that they do not encourage imprudent or excessive risk-taking, and assists with its leadership assessment and CEO succession planning.

Accountability

•  We have a plurality vote standard for the election of directors, with a director resignation policy for uncontested elections.

•  Each common share is entitled to one vote.

•  We have a process by which all shareholders may communicate with our Board, a Board committee or non-management directors as a group, or other individual directors.

Director Stock Ownership	• A minimum stock holding of three times the annual base retainer is required for each director, to be acquired within four years of joining the Board.
Succession Planning	• CEO and management succession planning is one of the Board’s highest priorities. Our Board ensures that appropriate attention is given to identifying and developing talented leaders.
Board Effectiveness

•  The Board meets in a director-only session prior to each regular meeting to discuss the Company’s business condition. Each regular meeting is followed by an executive session of non-management directors led by the lead independent director.

•  The Board and its independent committees annually evaluate their performance.

Open Communication

•  Our Board receives regular updates from business leaders regarding their area of expertise.

•  Our directors have access to all management and employees on a confidential basis.

•  Our Board and its committees are authorized to hire outside consultants at their discretion and at the Company’s expense.

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CORPORATE GOVERNANCE AT SEACOAST

Our goal is to maintain a corporate governance framework that supports an engaged, independent board with diverse perspectives and judgment that is committed to representing the long-term interests of our shareholders. We believe our directors should possess the highest personal and professional standards for ethics, integrity and values, as well as practical wisdom and mature judgment. Therefore, our Board, with the assistance of management and the CGC, regularly reviews our corporate governance principles and practices.

Corporate Governance Principles and Practices

Governance Policies

Important elements of our corporate governance framework are our governance policies, which include:

•	our Corporate Governance Guidelines
•	our Code of Conduct (applicable to all directors, officers and employees)
•	our Code of Ethics for Financial Professionals (applicable to, among others, our chief executive officer and chief financial officer); and
•	charters for each of our Board Committees

You may view these and other corporate governance documents at our investor relations website located at www.SeacoastBanking.com, or request a copy, without charge, upon written request to Seacoast Banking Corporation of Florida, c/o Corporate Secretary, 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995.

Board Independence

The Company’s common stock is listed on the Nasdaq Global Select Market (“Nasdaq”). Nasdaq requires that a majority of the Company’s directors be “independent,” as defined by the Nasdaq rules. Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of the director’s immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board of Directors has determined that a majority of the Company’s directors are independent directors under the Nasdaq rules. The Company’s current independent directors are: Dennis J. Arczynski, Stephen E. Bohner, Jacqueline L. Bradley, H. Gilbert Culbreth, Jr., Julie H. Daum, Christopher E. Fogal, Maryann Goebel, Roger O. Goldman, Timothy S. Huval, Alvaro J. Monserrat and Thomas E. Rossin. Our governance principles provide that a substantial majority of our directors will meet the criteria for independence required by Nasdaq. Over 78% of our Board meets our criteria for independence.

Board Leadership Structure

Board leadership is provided through: 1) a combined Chairman and CEO role, 2) a clearly defined and substantial lead independent director role, 3) active committees and committee chairs, and 4) talented directors who are committed and independent-minded. At this time, the Board believes this governance structure is appropriate and best serves the interests of our shareholders.

Chairman and CEO Roles

The Board of Directors periodically assesses who should serve as Chairman and as Chief Executive Officer, and whether the offices should be combined or separate, with appropriate consideration of current facts and circumstances.

The Company’s current Chief Executive Officer, Dennis S. Hudson, III, also serves as the Chairman of the Board of Directors. He has held the post of Chief Executive Officer for the past 20 years, Chairman for the past 13 years, President for the 10 years prior to being named Chairman, and has also served as Chief Executive Officer of the Bank for the past 25 years. During this time, Mr. Hudson has led the Company through its growth from a local community bank to the fourth largest Florida bank with $5.8 billion in assets and 51 full-service branches and five commercial banking centers in 15 counties as of year-end 2017. In light of Mr. Hudson’s significant leadership tenure with the organization, his breadth of knowledge of the Company and his relationship with the institutional investor community, as well as the efficiencies, accountability, unified leadership and cohesive corporate culture that this structure provides, the Board of Directors believes it is appropriate that he serve as both Chief Executive Officer and Chairman.

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Independent Lead Director

To further strengthen our corporate governance, our independent directors select a lead director from the independent directors if the positions of Chairman and Chief Executive Officer are held by the same person or if the Chairman of the Board is not an independent director. The role of our Lead Independent Director is described in our Corporate Governance Guidelines and in the table at the end of this section.

Our current Lead Independent Director is Mr. Roger Goldman. He has served in this capacity since 2012. Mr. Goldman’s experience includes a number of high profile leadership assignments at or on behalf of shareholders or other constituent groups at organizations significantly larger than Seacoast. The depth and breadth of his experience and his willingness and capacity to dedicate a significant portion of his time on behalf of the Board and our shareholders are key inputs in our transformative efforts.

Mr. Goldman’s affiliation with Seacoast enhances our reputation within the industry, improves the performance and effectiveness of the Board, and enhances our exposure with the investment community. He is uniquely suited to lead the Board during the normal course of business and in its day-to-day interactions with and oversight of management.

In addition to Mr. Goldman’s efforts to ensure an effective and results-oriented Board, he engages on the Board’s behalf with management and employees across the Company. Frequent active, independent, and effective engagement by Mr. Goldman aids our Board of Directors in making informed decisions on our business and risk strategies. He also is well-positioned to assess our executive and managerial talent, succession readiness plans, and leadership development efforts, which are key to our success. Finally, his accessibility and high level of visibility within the Company provides employees with ongoing opportunities to raise issues or concerns free from management’s direct influence. Mr. Goldman provides a wide array of highly valuable services to the Board and our Shareholders.

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BOARD LEADERSHIP STRUCTURE - DEFINITION OF ROLES

Lead Independent Director Role	Chair/CEO Role
Full Board Meetings

•    Participates in Board meetings

•    Acts as Chairperson of the Board in situations where the Chairperson/ CEO is unable to serve in that capacity, including chairing meetings of the Board in the absence of the Chairperson/CEO

• Has the authority to request meetings of the Board of Directors and drafts the agenda for each meeting • Chairs board meetings and meetings of shareholders
Executive Session Responsibilities

•    Has the authority to call meetings of the Independent Directors

•    Chairs executive sessions of the non-management directors

•    Sets the agenda for executive sessions

•    Meets separately with the Chair/CEO after executive sessions to review the matters discussed during the executive sessions

• Receives full feedback from Lead Independent Director on the matters discussed in executive sessions and required follow-up
Board Communications Responsibilities

•    Facilitates communication among the non-management Directors on key issues and concerns outside of Board meetings

•    Serves as the principal, but non-exclusive, liaison and intermediary between the CEO and the Independent Directors regarding views, concerns, and issues of the Independent Directors

•    Functions as a resource to the CEO on Board issues and other matters affecting the Company

• Communicates with all Directors on key issues and concerns outside of Board meetings • Expected to inform the Lead Independent Director of all significant issues facing the Company
Board Agenda and Information Responsibilities
• Collaborates with the Chair/CEO to set the Board meeting agendas and communicates Board information • Seeks Board meeting agenda input from other Directors	• Drafts the Board meeting agendas and works with Lead Independent Director to ensure that the requisite agendas and information are provided to the Board for it to fulfill its duties
External Stakeholder Responsibilities
• Reviews responses to direct shareholder communications with the Board • If requested by major shareholder or the CEO, is available for consultation and direct communication	• Represents the Company and interacts with external stakeholders and employees
Strategy and Execution Responsibilities
• Collaborates with the Board and the CEO to establish and support appropriate short term and long term strategies, objectives, goals, and programs that support sustainable growth and profitability.

•    Leads the management team to establish and support the development of appropriate short term and long term strategies

•    Leads the development of overall corporate and business unit objectives and goals

•    Develops and implements programs, and drives overall execution to achieve desired objectives and goals

Company Operations Responsibilities
• Has no role in managing Company operations • Officers and employees report to the CEO, not to the Lead Independent Director	• Leads Company operations • Officers and employees report to the CEO

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Non-Management Executive Sessions

In order to give a significant voice to our non-management directors, our Corporate Governance Guidelines provide for executive sessions of our non-management and independent directors. Our Board believes this is an important governance practice that enables the Board to discuss matters (such as strategy, CEO and management performance, succession planning, and board effectiveness) without management present.

Our non-management directors generally meet in executive session following each regularly scheduled Board meeting. Our independent directors meet separately from the other directors in regularly scheduled executive sessions at least twice annually, and at such other times as may be deemed appropriate by the Company’s independent directors. Our Lead Independent Director presides at all executive sessions of the independent directors and non-management directors, and sets the agenda for such executive sessions. Any independent director may call an executive session of independent directors at any time. The independent directors met four times in executive session in 2017.

Committee Structure & Other Matters

Oversight is also provided through the extensive work of the Board’s committees – Audit Committee; Compensation and Governance Committee (“CGC”); Enterprise Risk Management Committee (“ERMC”); and Strategy and Innovation (S&I) Committee – in key areas such as financial reporting, internal controls, compliance, corporate governance, succession planning, compensation programs, strategic planning and risk management. The Audit Committee and the CGC consist entirely of independent, non-management directors.

In addition, at the end of each year, the Board and each of its committees review a schedule of agenda topics to be considered in the coming year. Each Board and committee member may raise subjects that are not on the agenda at any meeting and suggest items for inclusion in future agendas.

The Company believes that the foregoing structure, policies, and practices, when combined with the Company’s other governance policies and procedures, provide appropriate opportunities for oversight, discussion, evaluation of decisions and direction from the Board of Directors.

Shareholder Engagement and Board Responsiveness

The Company engages with our shareholders to ensure that the Board and management are aware of and address issues of importance to our investors. We regularly meet with various institutional shareholders and welcome feedback from other shareholders, which is considered by the Board or appropriate Board committee.

The Company’s Corporate Governance Guidelines provide for a process by which shareholders may communicate with the Board, a Board committee or the non-management directors as a group, or other individual directors. Shareholders who wish to communicate with the Board of Directors, a Board committee, the Lead Independent Director, other directors or an individual director may do so by sending written communications addressed to the Board of Directors, a Board committee or such group of directors or individual director, c/o Corporate Secretary, Seacoast Banking Corporation of Florida, 815 Colorado Avenue, P.O. Box, 9012, Stuart, Florida 34995. All communications will be compiled by the Company’s Secretary and submitted to the Board of Directors, a committee of the Board of Directors or the appropriate group of directors or individual director, as appropriate, at the next regular meeting of the Board.

Since 2009 the Company has annually included in its proxy statement a separate advisory vote on the compensation paid to its executives, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related proxy disclosure, commonly known as a “say-on-pay” proposal. Independent surveys have shown that an annual vote is the preferred frequency of most institutional investors. Our Board also endorses an annual vote as we believe it gives shareholders an opportunity to voice their concerns with respect to executive compensation. Shareholder support of our say-on-pay proposal at our 2017 annual meeting increased compared to the prior year. (See “Outcome of our 2017 Say-On-Pay vote” in the table below.) Shareholder support of directors standing for re-election at the 2017 annual meeting also increased compared to the prior year.

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Below are highlights of the feedback we have received from shareholders and our Board’s response:

What We Heard	Our Board’s Response
Improve financial performance to deliver results expected from acquisitions	Delivered Promised Results. Achieved our 2017 earnings target of $1.28 fully diluted adjusted earnings per share[1] (“EPS”). Improved adjusted efficiency ratio[1] from 64.6% in fourth quarter of 2016 to 57.0% in the fourth quarter of 2017.
Greater stock ownership by management and directors	Replacing Cash Bonuses with Equity. Replaced 2016 and 2017 cash bonuses paid to executive officers for achievement of performance objectives with performance based and performance-contingent stock awards. All of our directors are paid a stock retainer; several participated in our capital raise in 2017.
Reduce Board tenure and the risk of entrenchment	Three New Directors. In 2016, our Board appointed two new directors, Timothy S. Huval and Herbert Lurie, further enforcing its commitment to a balanced mix of new directors with fresh perspectives and, for continuity, seasoned, experienced directors with deep knowledge of the Company and its markets. In 2017, our Board appointed another new Board member, Alvaro Monserrat, to replace a longer-tenured director. In addition, two long-tenured directors rotated off the CGC in 2016 and one short-tenured director was added, resulting in the majority of the CGC now comprised of short-tenured directors.
Outcome of our 2017 Say-On-Pay vote	At our 2017 annual meeting of shareholders, our say-on-pay proposal received the support of 94% of the votes cast. Our CGC considered the vote in relation to: 1) the alignment of our compensation program with the long-term interests of our shareholders, 2) the evolution of our business strategy with emerging opportunities and in fulfilling customer demand for innovative products and services, and 3) the relationship between risk-taking and the incentive compensation provided to our executives. The CGC will continue to evaluate and refine our executive compensation programs and welcomes input from our shareholders.

Management Succession Planning and Development

Our Board understands that a strong succession framework reduces Company risk and therefore ensures that appropriate attention is given to identifying and developing talented leaders. Consequently, we have a robust management succession and development plan which is reviewed and updated annually.

The Board maintains oversight responsibility for succession planning with respect to the position of CEO and monitors and advises management regarding succession planning for other executive officers. The Board’s goal is to have a long-term and continuing program for effective senior leadership development and succession. The Board also has short-term contingency plans in place for emergency and unexpected occurrences, such as the sudden departure, death, or disability of our CEO or other executive officers.

The CGC, working with the CEO, annually evaluates succession planning at the senior levels of management and reports the results of such evaluation to the Board, along with recommendations on management development and succession planning. The updated succession plan is reviewed and approved by the Board to ensure that competencies are in alignment with our strategic plan. The annual review of the CEO succession planning includes a review of specific individuals identified as active CEO succession candidates, and each of those individuals is reviewed with respect to progress in his or her current job position and progress toward meeting his or her defined leadership development plan. The Company’s CEO and senior management are similarly responsible for supporting “next generation” leadership development by: identifying core talent, skills and capabilities of future leaders within the Company; assessing the individuals against leadership capabilities; identifying talent and skill gaps and development needs; assisting with internal candidate development; and identifying significant external hiring needs.

1 Non-GAAP measure; refer to Appendix A – Information Regarding Non-GAAP Financial Measures.

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The Board and individual Board members may advise, meet with and assist CEO succession candidates and become familiar with other senior and future leaders within the Company. Directors are encouraged to become sufficiently familiar with the Company’s executive officers to be able to provide perspective on the experience, capabilities and performance of potential CEO candidates. The Board urges senior management, as well as other members of management who have future leadership potential within the Company, to attend and present at Board meetings so that each can be given appropriate exposure to the Board. The Board may contact and meet with any employee of the Company at any time, and are encouraged to make site visits, to meet with management, and to attend Company, industry and other events.

Executive Officers

Executive officers are appointed annually at the organizational meeting of the respective Boards of Directors of Seacoast and the Bank, to serve until the next annual meeting and until successors are chosen and qualified.

Dennis S. Hudson, III

Chairman and CEO
SELECT PRIOR EXPERIENCE:
• Chairman of Seacoast since July 2005
• CEO of Seacoast since June 1998
• Chairman and CEO of the Bank since 1992
• Director of Seacoast since 1984
• Over 40 years of banking experience with Seacoast
Age: 62 Education: MBA, Florida State University Tenure: 41 years	OTHER AFFILIATIONS/CERTIFICATIONS:
• Chesapeake Utilities Corporation, member of board, audit and compensation committees
• Miami Branch of Federal Reserve Bank of Atlanta Board from 2005 to 2010
• PENN Capital Funds, a mutual fund group managed by PENN Capital Management, independent director
• Serves on boards of Martin Health System and Community Foundation for Palm Beach and Martin counties

Charles M. Shaffer

EVP, CFO and Head of Strategy
SELECT PRIOR EXPERIENCE:
• EVP and Community Banking Executive from October 2013 to March 2017
• SVP and Controller of Bank from 2005 to 2013
• Diverse experience from multiple roles including strategy, corporate finance, traditional sales, and alternative sales platforms
Age: 44 Education: MBA, University of Central Florida Tenure: 20 years	OTHER AFFILIATIONS/CERTIFICATIONS:
• CPA licensed in Florida
• Chartered Global Management Accountant
• United Way of Martin County, Board member
• Girl Scouts of Southeast Florida, Board member
• Florida Bankers Association, Government Relations Committee Member
• Armellini Logistics Corporation, Board Member

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Charles K. Cross, Jr.

EVP of Commercial Banking
SELECT PRIOR EXPERIENCE:
• Seacoast’s SVP & Commercial Market Executive for Palm Beach County from March 2012 to July 2013
• Over 30 years of banking experience in Palm Beach and Broward County markets
• Market leader for EverBank in Palm Beach County, FL from August 2010 to March 2012
Age: 60 Education: BSBA, University of Florida Tenure: 6 years	OTHER AFFILIATIONS/CERTIFICATIONS:
• Chairman, District Board of Trustees of Palm Beach State College
• Past board member of Florida Atlantic University College of Business Dean’s Council, Economic Council of Palm Beach County, West Palm Beach Chamber of Commerce, Business Development Board of Palm Beach County and Black Business Investment Corporation.

David D. Houdeshell

EVP and Chief Risk Officer
SELECT PRIOR EXPERIENCE:
• EVP and Chief Credit Officer of Seacoast and Bank since June 2010
• EVP and Credit Administrative Executive for The South Financial Group in Greenville, SC for 3 years
• Chief Credit Officer of Bombardier Capital, a financial services entity of a global transportation manufacturer, for 4 years
Age: 57 Education: MBA, The Stonier Graduate School of Banking Tenure: 8 years
OTHER AFFILIATIONS/CERTIFICATIONS: • Member of audit & compliance committee of Martin Health System, Stuart, FL

Juliette P. Kleffel

EVP and Community Banking Executive
SELECT PRIOR EXPERIENCE:
• EVP and Community Banking Executive since January 2017
• EVP and Commercial Sales Leader for BankFIRST prior to acquisition by Seacoast in October 2014
• Held various positions managing Government Lending/SBA, Treasury Sales, Marketing, as well as Commercial Lending with BankFIRST since November 2000
• Over 20 years of retail banking experience in the Orlando Market

Age: 47 Education: The Stonier Graduate School of Banking Tenure: 3 years	OTHER AFFILIATIONS/CERTIFICATIONS:
• Executive Director for the National Entrepreneur Center
• Director for the West Orange County Chamber of Commerce
• Board Member for the Central Florida YMCA Finance Committee, Garden Theatre, The Gardens of DePugh Nursing Home, and Edgewood Children’s Ranch
• Certified Lender Business Banker

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Management Stock Ownership

As of the Record Date, based on available information, all directors, director nominees and executive officers of Seacoast as a group (18 persons) beneficially owned approximately [●] outstanding shares of common stock, constituting [●]% of the total number of shares of common stock outstanding at that date. In addition, as of the Record Date, various subsidiaries of Seacoast, as fiduciaries, custodians, and agents, had sole or shared voting power over [●] outstanding shares, or [●]% of the outstanding shares, of Seacoast common stock, including shares held as trustee or agent of various Seacoast employee benefit and stock purchase plans.

Director Nomination Process

The CGC serves as the nominating committee of the Company. The committee annually reviews and makes recommendations to the full Board of Directors regarding the composition and size of the Board of Directors and its committees, and if determined necessary, recommends potential candidates to the Board for nomination for election to the Board by the Company’s shareholders. The CGC’s goal is to ensure that the Board of Directors consists of a diverse group of members with the proper expertise, skills, personal attributes and professional backgrounds who, individually and collectively, are appropriate to achieve the Company’s strategic vision and business objectives, and best serve the Company’s and shareholders’ long-term interests.

As part of the assessment process, the CGC evaluates whether the addition of a director or directors with particular attributes, experience, or skill sets could enhance the Board’s effectiveness. The CGC identifies director candidates through business, civic and legal contacts, and may consult with other directors and senior officers of the Company. The CGC may also hire a search firm to help it identify, evaluate and conduct due diligence on potential director candidates. Once a candidate has been identified, the CGC confirms that the candidate meets the minimum qualifications for director nominees, and gathers information about the candidate through interviews, questionnaires, background checks, or any other means that the CGC deems to be helpful in the evaluation process. Director candidates are interviewed by the Chairman of the CGC and at least one other member of the committee. Each member of the committee participates in the review and discussion of director candidates. Where appropriate, directors who are not on the CGC are encouraged to meet with and evaluate the suitability of potential candidates. The CGC then evaluates the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board in relation to the Company’s strategic goals, and recommends nominees to the Board. The full Board formally nominates candidates to be included in the slate of directors presented for shareholder vote based upon the recommendations of the CGC following this process.

Given the evolving needs and business strategy of the Company, the CGC believes that the Board of Directors as a whole should have diversity of thought and experience, which may, at any one or more times, include differences with respect to personal, educational or professional experience, gender, ethnicity, national origin, geographic representation, community involvement and age. However, the CGC does not assign specific weights to any particular criteria. Its goal is to identify nominees that, considered as a group, will possess the talents and characteristics necessary for the Board of Directors to fulfill its responsibilities and advance our strategic mission. In addition, each director must have the qualifications set forth in the Company’s Bylaws, as well as the personal characteristics and core competencies described below as our Director Eligibility Guidelines:

Director Eligibility Guidelines
Personal Characteristics	Core Competencies

•    the highest ethical character

•    a personal and professional reputation consistent with Seacoast’s values as reflected in its Code of Conduct

•    the ability to exercise sound business judgment

•    a willingness to listen to differing points of view and work in a mutually respectful manner

•    the absence of any real or perceived conflict of interest that would impair the director’s ability to act in the interest of shareholders

•  substantial business or professional experience and be able to offer meaningful advice and guidance to the Company’s management based on that experience

•  professional achievement through service as a principal executive of a major company, partner in a law or accounting firm, successful entrepreneur, a prominent academic or similar position of significant responsibility

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The CGC also considers numerous other qualities, skills and characteristics when evaluating director nominees, such as a candidate’s:

•	understanding of and experience in the financial services industry, as well as accounting, finance, legal, real estate, corporate governance and technology expertise;
•	leadership experience with public companies or other major organizations, as well as civic and community relationships;
•	availability and commitment to carry out the responsibilities as a director;
•	knowledge, experience and skills that enhance the mix of the Board’s core competencies and provide a different perspective; and
•	qualification as an independent director.

In addition to nominations by the CGC, any Company shareholder entitled to vote generally on the election of directors may recommend a candidate for nomination as a director by providing advance notice of such proposed nomination to the Corporate Secretary at the Company’s principal offices. The written submission must comply with the applicable provision in the Company’s Articles of Incorporation. To be considered, recommendations with respect to an election of directors to be held at an annual meeting must be received not less than 60 days nor more than 90 days prior to the anniversary of the Company’s last annual meeting of shareholders (or, if the date of the annual meeting is changed by more than 20 days from such anniversary date, within 10 days after the date that the Company mails or otherwise gives notice of the date of the annual meeting to shareholders), and recommendations with respect to an election of directors to be held at a special meeting called for that purpose must be received by the 10th day following the date on which notice of the special meeting was first mailed to shareholders. Recommendations meeting these requirements will be brought to the attention of the Company’s CGC. Candidates for director recommended by shareholders in compliance with these provisions and who satisfy the Director Eligibility Guidelines will be afforded the same consideration as candidates for director identified by Company directors, executive officers or search firms, if any, employed by the Company. In 2017, no shareholder nominee recommendations were received.

Board Evaluation Process

Periodically, our Board and each Board committee evaluate their performance and effectiveness, along with processes and structure, to identify areas for enhancement. The process is described below.

Element	Description
Corporate Governance Review and Investor Feedback	The CGC reviews corporate governance principles with consideration given to generally accepted practices and feedback from investors and advocacy groups and makes recommendations for Board changes. This committee also oversees the process for annual board evaluations.
Annual Board & Committee Self-Evaluations	The Board and committee evaluations for 2016 were conducted through a questionnaire completed by each director or committee member and reviewed as described below.
Summary and Review	For the 2016 Board evaluation, an independent consultant to the CGC compiled and summarized the Board evaluation responses, including comments, which were then reviewed by Lead Independent Director Goldman and Chairman Hudson. Committee evaluations were reviewed by the respective committee chairs. Chairman Hudson discussed the individual results of the Board evaluation with each director, and together with Lead Independent Director Goldman, presented summary results to the Board. The committee chairs discussed the results with their respective committees and the full Board.
Actions	As a result of the Board evaluation process, the Board conducted a rigorous search and assessment of experienced potential new director candidates.

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BOARD MEETINGS AND COMMITTEES

Board Meeting Attendance

The Board of Directors held four regular meetings and six special meetings during 2017. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.

Annual Meeting Attendance

Six of the 14 then-incumbent Directors attended the Company’s 2017 annual shareholders’ meeting. The Company encourages all of its directors to attend its shareholders’ meetings but understands that situations may arise that prevent such attendance.

Board Committees

The Company’s Board of Directors has four standing permanent committees: the Audit Committee, the Compensation and Governance Committee, the Enterprise Risk Management Committee, and the Strategy and Innovation Committee. These committees serve the same functions for the Company and the Bank. The current composition of each Company committee is set forth in the table under Proxy Summary - Board and Governance Highlights.

Each committee has a charter specifying such committee’s responsibilities and duties. The Audit Committee and CGC charters are reviewed annually. These charters are available on the Company’s website at www.SeacoastBanking.com or upon written request.

Audit Committee

Membership:	Christopher E. Fogal (Chair), Dennis J. Arczynski, Maryann Goebel, Alvaro J. Monserrat
Responsibilities:

•     reviews Seacoast’s and its subsidiaries’ financial statements and internal accounting controls, and reviews reports of regulatory authorities and determines that all audits and examinations required by law are performed;

•     appoints the independent auditors, reviews their audit plan, and reviews with the independent auditors the results of the audit and management’s response thereto;

•     reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff and those outsourced to a third party;

•    oversees the audit function and appraises the effectiveness of internal and external audit efforts;

•    reviews the procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and changes to the Company’s Code of Conduct, and approves related party transactions; and

•    periodically reports its findings to the Board of Directors.

# of Meetings:	This committee held eight meetings in 2017. Following these meetings, the Audit Committee met one time in private session with our independent auditor, and one time in private session without members of management present, but with a third party accounting firm who co-sources a portion of the Company’s internal audit function.
Independence:	Our Board has determined that each member of the committee is independent under Nasdaq and SEC rules. Our Board has also determined that Mr. Fogal is an “audit committee financial expert” as defined by Item 407 of Regulation S-K.

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Compensation and Governance Committee (“CGC”)

Membership:	H. Gilbert Culbreth, Jr. (Chair), Julie H. Daum, Maryann Goebel and Timothy S. Huval
Responsibilities:

•  determines the compensation of the Company’s and the Bank’s key executive officers;

•   oversees the preparation of the “compensation discussion and analysis” portion of the proxy statement and the “Compensation and Governance Committee Report”;

•  administers the Company’s incentive compensation plans and other employee benefits plans;

•  identifies and recommends to the Board qualified individuals to serve as members of the boards of directors of the Company and/or the Bank;

•    oversees efforts to create a diverse workforce that fosters and supports an inclusive culture;

•    takes a leadership role in shaping corporate governance policies and practices, including recommending to the Board of Directors the corporate governance guidelines applicable to Seacoast and monitoring Seacoast’s compliance with these policies and guidelines; and

•    makes recommendations to the Board of Directors concerning management development and succession planning activities at the senior levels of management, including an appropriate successor in the event of the unexpected death, incapacity or resignation of the CEO.

The CGC has the resources and authority to discharge its responsibilities, including authority to retain and terminate any compensation consulting firms, director search firms, independent legal counsel and other compensation advisers used to assist in carrying out its responsibilities. The CGC may delegate to a subcommittee consisting of two or more members, to the extent permitted by applicable law, such of its duties and responsibilities as it deems appropriate and advisable.
# of Meetings:	This committee held five meetings in 2017.
Independence:	Our Board of Directors has determined that each member of the committee is independent under Nasdaq and SEC rules.
CGC Interlocks and Insider Participation:	None of the members of the committee is a former or current officer or employee of the company or any of its subsidiaries. None of them has any relationship with the Company requiring disclosure interlocks under the rules of the SEC.

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Enterprise Risk Management Committee (“ERMC”)

Membership:	Dennis J. Arczynski (Chair), Stephen E. Bohner, Maryann Goebel, Dennis S. Hudson, Jr. and Thomas E. Rossin
Responsibilities:

•   monitors the risk framework to assist the Board in identifying, considering, and overseeing critical issues and opportunities;

•  evaluates strategic opportunities from a risk perspective, highlights key risk considerations embedded in such strategic opportunities, and makes recommendations on courses of action to the Board based on such evaluation;

•  provides oversight of the risk management monitoring and reporting functions to help ensure these functions are independent of business line or risk-taking processes;

•  reviews key management, systems, processes and decisions, and assesses the integrity and adequacy of the risk management function to help build risk assessment data into critical business systems, and reports significant issues to the Board;

•  makes recommendations to the Board regarding the Company’s risk appetite, limits and policies and reviewing the strategic plan to help ensure it aligns with the Board-approved risk appetite; and

•  recommends to the Board the capital policy consistent with the Company’s risk appetite and reviews capital adequacy and its allocation to each line of business.

# of Meetings:	This committee held six meetings in 2017.

Strategy and Innovation (“S&I”) Committee

Membership:	Thomas E. Rossin (Chair), Dennis J. Arczynski, Jacqueline L. Bradley, Dennis S. Hudson, III, Timothy S. Huval, Herbert A. Lurie, and Alvaro J. Monserrat
Responsibilities:

•   supports, sources and/or challenges M&A activities related to banks and non-bank entities as pertinent to the Company’s stated strategic objectives;

•   supports, sources and/or challenges business model transformation activities including investments in technology and/or partners;

•   reviews capital allocations and planning to ensure an acceptable return on capital while ensuring timely exits from businesses that do not provide an acceptable return or have limited growth prospects;

•   ensures that the Company actively promotes and rewards a culture of innovation in a manner that benefits customers and shareholders;

•   ensures that appropriate strategic metrics and modeling capabilities are used in order to assess the strength of existing strategies and potential investments, aligned with the Company’s stated strategic objectives; and

•   ensures that management is effectively and consistently communicating with shareholders in a manner that is consistent with the Company’s broader strategic vision.

# of Meetings:	This committee held nine meetings in 2017.

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The Board’s Role in Strategy and Risk Oversight

The Board of Directors actively reviews our long term strategy and the plans and programs that management develops to implement our strategy. While the Board meets formally at least once every year to consider overall long term strategy, it generally reviews various elements of strategy, and our progress towards implementation, at every regular meeting. Under the leadership of Lead Independent Director Goldman, our directors are active in our strategic planning process and exercise robust oversight of and challenges to both our strategies and our implementation of such strategies.

The Board believes that strategic risk is an exceptionally important risk element among a number of risks that the Company faces and works to ensure that this risk is appropriately managed in the context of the rapidly changing environment in which the Company and its customers operate. The Board does not believe this risk can be delegated and the Board as a whole regularly spends a significant amount of its time engaged with management and in executive session discussing our long term strategy, the effectiveness of our plans to implement such strategy, and our progress against those plans.

The Board believes that an integral part of managing strategic risk is the appointment of a strong lead director to: i) regularly engage with the CEO on an ongoing basis, ii) interact from time to time with other key members of management and other leaders throughout the Company to examine alignment around our chosen long-term strategy, and iii) ensure that the Board’s views are considered as our strategy evolves. The Board strongly believes that having an active and engaged lead director better ensures that the Board as a whole can serve as a credible challenge to management’s plans and programs and increases transparency into the fast-paced changes management is implementing.

The Board’s committees also work to ensure that we have the right alignment to support our long-term strategic direction including: (i) an active Board recruitment process focused on developing or acquiring the skill, experience and attributes of both individuals and the Board as a whole needed to support our strategy, (ii) ensuring an appropriate link is established between our compensation design and our long-term strategy to encourage and reward the achievement of our long-term goals and protect shareholder value by discouraging excessive risk, and (iii) ensuring that our risk management structure can effectively manage the inherent risks that underlie our strategy.

Other types of risks that the Company faces include:

•	macro-economic risks, such as inflation, reductions in economic growth, or recession;
•	political or regulatory risks, such as restriction on access to markets;
•	event risks, such as natural disasters or cybersecurity breaches; and
•	business-specific risks related to financial reporting, credit, asset/liability management, market, operational execution (corporate governance, legal and regulatory compliance), and reputation.

Our ERMC regularly assesses our overall risk profile and oversees our risk management programs which are implemented by our chief risk officer.

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Audit Committee Report

The Audit Committee is currently comprised of four directors, Christopher E. Fogal (Chair), Dennis J. Arczynski Maryann Goebel, and Alvaro J. Monserrat.

The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Seacoast Banking Corporation of Florida (the “Company”) in its general oversight of the Company’s accounting, auditing and financial reporting practices. Management is primarily responsible for the Company’s financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements. The Company’s independent registered public accounting firm, Crowe Horwath LLP, for the year ended December 31, 2017 is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion (pursuant to Section 404 of the Sarbanes-Oxley Act of 2002) on the effectiveness of internal control over financial reporting.

The members of the Committee are not professional auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Committee certify that the Company’s registered public accounting firm is “independent” under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Committee’s members in business, financial and accounting matters. To carry out its responsibilities, the Committee held eight meetings in 2017.

In the performance of its oversight responsibilities, the Committee has reviewed and discussed with management and Crowe Horwath LLP the audited financial statements of the Company for the year ended December 31, 2017. Management represented to the Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States and that these statements fairly present the financial condition and results of operations of the Company at the dates and for the periods described. The Committee has relied upon this representation without any independent verification, except for the work of Crowe Horwath LLP. The Committee also discussed these statements with Crowe Horwath LLP, both with and without management present, and has relied upon their reported opinion on these financial statements. The Committee’s review included discussion with Crowe Horwath LLP of the matters required to be discussed under Public Company Accounting Oversight Board standards.

With respect to the Company’s independent registered public accounting firm, the Committee, among other things, discussed with Crowe Horwath LLP matters relating to its independence and received from Crowe Horwath LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Committee concerning independence.

On the basis of these reviews and discussions, and subject to the limitations of its role, the Committee recommended that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the Securities and Exchange Commission.

The Audit Committee:

Christopher E. Fogal, Chairman
Dennis J. Arczynski

Maryann Goebel

Alvaro J. Monserrat

February 28, 2018

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OWNERSHIP OF OUR COMMON STOCK

The tables below provide information regarding the beneficial ownership of our common stock as of the Record Date by:

•	each of the Company’s directors;
•	each of the executive officers named in the Summary Compensation Table;
•	all current directors and executive officers as a group; and
•	each beneficial owner of more than 5%.

As of the Record Date, [●] shares of common stock were outstanding. Beneficial ownership is determined in accordance with SEC rules and regulations. Unless otherwise indicated, and subject to community property laws where applicable, the Company believes that each of the shareholders named in the tables below has sole voting and investment power with respect to the shares indicated as beneficially owned. Some of the information in the tables is based on information included in filings made by the beneficial owners with the SEC.

Principal Shareholders (5% Owners Exclusive of Directors and Officers)

The following table sets forth information regarding the number and percentage of shares of common stock held by all persons and entities known by the Company to beneficially own 5% or more of the Company’s outstanding common stock. The information regarding beneficial ownership of common stock by the entities identified below are included in reliance on reports filed by the entities with the SEC, except that the ownership percentage is based on the Company’s calculations.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	6,156,934 (2)	13.1%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	4,313,495 (1)	9.1%

(1)    According to a Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) on March 8, 2018 with the SEC with respect to Seacoast common stock beneficially owned as of February 28, 2018, BlackRock, Inc. has sole voting power with respect to 6,073,777 shares of Seacoast common stock and sole dispositive power with respect to 6,156,934 shares of Seacoast common stock. The Schedule 13G/A provides that BlackRock is a parent holding company and that the shares of common stock listed on the Schedule 13G/A are owned by various subsidiaries of BlackRock. In addition, BlackRock reported that various persons have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, these shares of common stock, and that no one person is known to have more than 5% of Seacoast common stock.

(2)    According to a Schedule 13G filed jointly by T. Rowe Price Associates, Inc., (“Price Associates”) and T. Rowe Price Funds on February 14, 2018 with the SEC with respect to Seacoast common stock beneficially owned as of December 31, 2017, T. Rowe Price Associates, Inc. has sole voting power with respect to 664,396 shares of Seacoast common stock and sole dispositive power with respect to 4,313,495 shares of Seacoast common stock. The Schedule 13G provides that Price Associates is an Investment Advisor and that the shares of common stock listed on the Schedule 13G are owned by various subsidiaries of Price Associates. In addition, Price Associates reported that in respect to securities owned by any one of the T. Rowe Funds, only the custodian has the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, these shares of common stock, and that no one person person has shared voting and dispositive powers with respect to the following number of shares of Seacoast common stock.

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Ownership of Directors and Executive Officers

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
Dennis J. Arczynski	46,332 (1)	*
Stephen E. Bohner	55,965 (2)	*
Jacqueline L. Bradley	18,467 (3)	*
H. Gilbert Culbreth, Jr.	71,292 (4)	*
Julie H. Daum	48,422 (5)	*
Christopher E. Fogal	32,588 (6)	*
Maryann Goebel	21,076 (7)	*
Roger O. Goldman	250,430 (8)	*
Dennis S. Hudson, Jr.	325,068 (9)	*
Dennis S. Hudson, III	479,276 (10)	1.0%
Timothy S. Huval	2,768 (11)	*
Herbert A. Lurie	30,226 (12)	*
Alvaro J. Monserrat	6,902 (13)	*
Thomas E. Rossin	19,750 (14)	*
Charles K. Cross, Jr.	70,015 (15)	*
David D. Houdeshell	61,419 (16)	*
Juliette P. Kleffel	14,179 (17)	*
Charles M. Shaffer	60,089 (18)	*
All directors and executive officers as a group (18 persons)	1,424,700	[●]%

* Less than 1%

(1)	Includes 1,672 shares held in a limited liability company, as to which shares Mr. Arczynski has sole voting and investment power. Also includes 9,110 shares held jointly with his wife, as to which shares Mr. Arczynski may be deemed to share both voting and investment power. Also includes 25,988 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Arczynski has no voting or dispositive power. Also includes 5,561 shares that Mr. Arczynski has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(2)	Includes 17,215 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Bohner has no voting or dispositive power. Also includes 9,800 shares held in IRA and 5,561 shares that Mr. Bohner has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(3)	Includes 7,046 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Ms. Bradley has no voting or dispositive power. Also includes 4,421 shares that Ms. Bradley has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(4)	Includes 10,000 shares held in an IRA, 26,000 shares held in a family limited liability company, and 8,200 shares held in a family sub-S corporation, as to which shares Mr. Culbreth has sole voting and investment power. Also includes 1,000 shares held jointly with Mr. Culbreth’s children and 10,328 shares held jointly with his wife, as to which shares Mr. Culbreth may be deemed to share both voting and investment power. Also includes 11,950 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Culbreth has no voting or dispositive power. Also includes 2,142 shares that Mr. Culbreth has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(5)	Includes 15,442 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Ms. Daum has no voting or dispositive power. Also includes 5,561 shares that Ms. Daum has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(6)	Includes 4,490 shares held jointly with Mr. Fogal’s wife and 738 shares held by Mr. Fogal’s wife, as to which shares Mr. Fogal may be deemed to share both voting and investment power. Also includes 10,438 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Fogal has no voting or dispositive power. Also includes 5,561 shares that Mr. Fogal has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(7)	Includes 9,515 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Ms. Goebel has no voting or dispositive power. Also includes 5,561 shares that Ms. Goebel has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
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(8)	Includes 7,660 shares held in IRAs, as to which shares Mr. Goldman shares both voting and investment power with his wife. Also includes 42,344 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Goldman has no voting or dispositive power. Also includes 175,561 shares that Mr. Goldman has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(9)	Includes 224,356 shares held by Sherwood Partners, Ltd., a family limited partnership (“Sherwood Partners”), of which Mr. Hudson and his son, Dennis S. Hudson, III, are general partners, and Mr. Hudson and his children are limited partners. Mr. Hudson may be deemed to share voting and investment power with respect to such shares, but disclaims beneficial ownership, except to the extent of his 1.0% interest in Sherwood Partners. Also includes 9,811 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Hudson has no voting or dispositive power.
(10)	Includes 224,356 shares held by Sherwood Partners, of which Mr. Hudson and his father, Dennis S. Hudson, Jr., are general partners. Mr. Hudson may be deemed to share voting and investment power with respect to such shares with the other general partners, but disclaims beneficial ownership, except to the extent of his 35.0% interest in Sherwood Partners and his beneficial interest in trusts having a 53.2% interest in Sherwood Partners. Also includes 49,386 shares held jointly with Mr. Hudson’s wife, of which 49,060 were pledged as security for a margin loan, as to which shares Mr. Hudson may be deemed to share voting and investment power. Also includes 30,453 shares held in the Company’s Retirement Savings Plan, and 121,201 shares that Mr. Hudson has the right to acquire by exercising options that are exercisable within 60 days after the Record Date. Also includes 280 shares held by Mr. Hudson’s wife as custodian and 20 shares held by his son, as to which shares Mr. Hudson may be deemed to share both voting and investment power and as to which Mr. Hudson disclaims beneficial ownership.
(11)	Includes 2,688 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Huval has no voting or dispositive power.
(12)	Includes 5,840 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Lurie has no voting or dispositive power and 4,386 shares that Mr. Lurie has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(13)	Includes 1,760 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Monserrat has no voting or dispositive power and 2,142 shares that Mr. Monserrat has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(14)	Includes 200 shares held by Mr. Rossin’s wife, as to which shares Mr. Rossin may be deemed to share both voting and investment power and as to which Mr. Rossin disclaims beneficial ownership. Also includes 9,811 shares held in the Bank’s Directors’ Deferred Compensation Plan for which receipt of such shares has been deferred, and as to which shares Mr. Rossin has no voting or dispositive power.
(15)	Includes 50,140 shares that Mr. Cross has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(16)	Includes 42,757 shares that Mr. Houdeshell has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(17)	Includes 7,791 shares that Ms. Kleffel has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.
(18)	Includes 1,571 shares held jointly with Mr. Shaffer’s wife, as to which shares Mr. Shaffer may be deemed to share both voting and investment power. Includes 844 shares held in the Company’s Retirement Savings Plan and 2,257 shares held in the Company’s Employee Stock Purchase Plan. Also includes 39,575 shares that Mr. Shaffer has the right to acquire by exercising options that are exercisable within 60 days after the Record Date.

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

2017 Performance Considerations

Our strategic plan for 2017 focused on shareholder value creation, and the CGC once again used adjusted EPS1 as an indicator that management is on the right path. The CGC determined the amount of annual and long-term incentives to award to our named executive officers (“NEOs”) for 2017 performance using a qualitative assessment of management’s performance. The assessment process included scorecards that identified shared and individual goals for the year, with our adjusted EPS target of $1.28 serving as the primary consideration. Based on the CGC’s assessment of our adjusted EPS performance and in the areas of operations, technology, innovation, risk, talent, and business transformation, our NEO’s received a rating of “exceeds” expectations. The incentive awards issued based on 2017 performance were granted in 2018. Grants made in 2017 were based on the scorecard assessment of performance in the prior year.

Our Executive Compensation Design Priorities and Prohibitions

Design Priorities (what we do)	Design Prohibitions (what we don’t do)

✓ Manage our executive compensation programs to have a strong pay-for-performance orientation

✓ Link performance-based incentive awards to enterprise-wide and individual performance goals.

✓ Grant our NEOs equity-based awards based on Company and individual performance rather than paying annual cash bonuses.

✓ Emphasize long-term stock-based awards in our executive compensation and total incentive strategies.

✓ Set meaningful performance goals that align management with shareholder interests.

✓ Ensure that incentives are sensitive to risk considerations.

✓ Provide minimal executive benefits and perquisites.

✓ Maintain executive stock ownership requirements, and require post-settlement holding periods or mandatory deferral of certain performance-based awards.

✓ Provide reasonable executive post-employment and change-in-control protections.

✓ Require “clawback” provisions for certain incentive-based compensation to ensure accountability.

✓ Engage with shareholders on their concerns or priorities for our director and executive compensation programs.

✗ No repricing of stock options without shareholder approval.

✗ No incentives that encourage improper risk taking.

✗ No excise tax gross-ups upon a change in control.

✗ No single trigger vesting acceleration on unvested equity in connection with a change-in-control for awards granted since 2014.

✗ No hedging, and limited pledging, of our common shares by our directors and executive officers.

1 Non-GAAP measure; refer to Appendix A – Information Regarding Non-GAAP Financial Measures.

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2017 NEO Pay

•	Cumulative base salaries for our NEOs increased year-over-year by 6%.
•	In 2017, our NEOs received awards of Performance Share Units (“PSUs”) that vest based on the level of achievement of goals relating to growth in adjusted EPS and average adjusted return on average tangible common equity over a three-year period.
•	In 2017, our NEOs received stock options that vest over a three-year period. The exercise price of the options was set at 120% of the grant date value of the shares.
•	In lieu of cash bonuses, our CEO was granted additional PSUs, and our other NEOs received awards of time-based Restricted Stock Units (“RSUs”) that vest over a three-year period.
•	The number of PSUs, stock options, and RSUs granted in 2017 was determined by the CGC based upon the scorecard assessment of 2016 performance. Awards granted based upon 2017 scorecard performance were granted in 2018. The CGC will use the grant date value of the PSUs or RSUs issued in lieu of cash bonuses for purposes of calculating any potential severance benefits that are based upon prior year bonuses.

Summary of Compensation Decisions in 2017

For planning purposes, the CGC focuses on the sum of annual base salary and the values it considers and approves for cash bonuses and equity awards based on annual scorecard performance but granted in the subsequent year. We refer to this planning value as Total Direct Compensation or “TDC”. The CGC considered TDC in its decision process when determining the value of the total incentive award value to approve in 2018 for 2017 performance.

The following chart illustrates the relative emphasis of each pay element in relation to TDC, as disclosed in our 2017 Summary Compensation Table (“SCT”). Base salary represents the sole component of TDC that is not “at risk” for performance.

In general, the CGC typically structures NEO pay so that at least one-half of TDC is structured as “at risk” incentive pay. The CGC relies on this structure to ensure that both short-term and long-term incentive awards are fully reflective of performance for the year in which cash bonuses are earned and new target award values are determined and that performance-based equity serves as our primary form of incentive compensation.

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Base Salary

All of our named-executive officers receive a base salary that reflects the CGC’s assessment of the NEO’s skills and value to Seacoast. It is the CGC’s philosophy to keep salaries within a competitive market range and increase base salaries in response to increases in the size, scope or complexity of an executive’s job, in connection with a promotion or other forms of recognition that appropriately reflect value considerations, or to maintain the desired level of internal relative value. The 2017 annualized base salary actions for our named executive officers are summarized in the following table.

2017 Annualized Base Salary Actions

Named Executive Officer	2016	2017	% Change
Dennis S. Hudson, III	$550,000	$600,000	9%
Charles K. Cross, Jr.	$300,000	$300,000	0%
David D. Houdeshell	$265,000	$280,000	6%
Charles M. Shaffer	$300,000	$320,000	7%
Juliette P. Kleffel	—	$280,000	—
NEOs as a Group			6%

Equity Awards

Seacoast’s equity strategy has evolve in order to increase the alignment of equity recipients with shareholder interests, revitalize our retention strategies, and elevate our visibility and appeal as an employer of choice for highly skilled talent. The following tables summarize the evolution and emphasis of our equity strategies since 2013.

Evolution of Seacoast’s Performance-based Equity Strategies, 2013-2017

Grant Cycle	Type of Equity	Performance Period / Payout Range / Option Vesting Period	Performance Objective(s)
2013 (Jun)	PSUs	• 3-year Performance Period • Payout as % of Target: 0-150%	• Cumulative Earnings
	Options	• 3-year ratable vesting	• Stock Price Appreciation
2015 (Jan.)	PSUs	• 4-year Performance Period with catch-up • Payout as % of Target: 0-150%	• Cumulative Earnings • Return on Average Tangible Common Equity • Tier 1 Capital Compliance
	Options	• 4-year monthly vesting, starting when stock price closes above exercise price by 120%	• Stock Price Appreciation • Tier 1 Capital Compliance
2016 (Feb.)	PSUs	• 4-year Performance Period with catch-up • Payout as % of Target 0-175%	• Cumulative Earnings • Return on Average Tangible Common Equity • Tier 1 Capital Compliance
	Options	• 4-year monthly vesting, starting when stock price closes above exercise price of 120%	• Stock Price Appreciation • Tier 1 Capital Compliance
2017 (Apr.)	PSUs	• 3-year Performance Period • Payout as a % of Target 0-200%	• Adjusted EPS • Return on Average Tangible Common Equity • Tier 1 Capital Compliance
	Options	• 3-year ratable vesting • Exercise price set at 120% of grant date fair market value of the underlying shares	• Stock Price Appreciation above 120% of exercise price

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2017 Performance Stock Unit (“PSU”) Awards

2017 PSUs represent stock-settled incentive awards where payout can vary from 0% to 200% of the target number of shares granted. One-half of the target number of shares will be earned for Seacoast’s three-year growth in adjusted EPS. The remaining one-half of the target number of shares will be earned for Seacoast’s three-year average adjusted return on average tangible common equity. In each case, the earn-out of the PSUs will be determined by our performance as compared to financial goals that were approved by the CGC at the time of grant. PSUs that will be earned for adjusted EPS require escalating levels of double digit growth, starting at threshold. PSUs that will be earned for adjusted return on tangible common equity require that we exceed our cost of capital. The CGC selected EPS and return on average tangible common equity given their importance in our strategic plan and influence on our stock price performance over sustained periods of time. The PSUs also include a risked-based condition (Tier 1 Regulatory Capital) that must be met in order for the awards to vest.

2017 Performance Stock Options (“Options”)

Options allow recipients to purchase shares of our common stock in the future at a predetermined price. In order to ensure that shareholders benefit before management realizes any value from their stock option awards, 2017 options were issued with an exercise price set at 120% of the grant date fair market value of the underlying shares. Restrictions on the 2017 options lapse in equal installments on the first, second and third anniversaries of the grant date. The CGC relies on Options to reward management for value creation, which is of paramount importance to our shareholders. The target value of the options represents significantly less potential value than the PSU awards.

Time-Based Restricted Stock Units (“RSU”)

Given our strong pay-for-performance orientation, we typically limit the use of time-based RSUs for our top executives to offers of employment, to enhance holding power (retention) of our stock incentive strategy, or in special situations that are evaluated on a case-by-case basis at the discretion of the CGC. The CGC granted RSUs to the NEOs, other than the CEO, in lieu of annual cash bonuses. The RSUs granted in 2017 were issued in relation to 2016 performance. The RSUs relating to 2017 performance were granted in early 2018.

Other Considerations Involving 2017 Equity Awards

Our NEOs are also subject to stock ownership requirements and holding periods in connection with stock-settled incentive awards. In addition, we introduced a mandatory deferral on PSUs starting with the 2017 grant cycle.

Overview of Executive Compensation

Determining Executive Compensation

Role of the CGC

The CGC is responsible for establishing our compensation philosophy and for overseeing our executive compensation policies and programs generally. As part of this responsibility, the CGC:

•	regularly interacts with our executives in order to make informed decisions on performance, potential, developmental needs and their value to Seacoast;
•	approves our executive compensation programs, including construction of our peer group, issuance of equity awards, and certification of results;
•	evaluates the performance of the CEO and determines the CEO’s compensation;
•	reviews the performance of other members of executive management and approves their compensation based on recommendations made by the CEO; and
•	assesses our incentive strategies from a risk perspective, ensuring that earnings opportunities strike the right balance between risk and reward and that our executives are not motivated to take excessive risks.

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Role and Independence of the Compensation Consultant

The CGC is comprised solely of independent directors and met six times in 2017. The Committee selected Compensation & Benefit Solutions, LLC, which was acquired by Alvarez and Marsal on November 1, 2017, to advise the CGC in 2017. Starting in March 2017, Compensation & Benefit Solutions, LLC attended CGC meetings, including executive sessions, and provided information and advice independent of management and, at the direction of CGC Chairperson, assisted management with various activities that support Seacoast’s executive compensation program. The CGC discussed these considerations pursuant to SEC and NASDAQ rules and concluded that the engagement of Compensation & Benefit Solutions, LLC, and subsequently Alvarez and Marsal, and the services it provided did not raise any conflict of interest.

Benchmarking and Comparator Group

The CGC relies on market pay data and related research to inform its decision on the construction and expected outcomes of our director and executive compensation programs. In considering peer group construction, the CGC recognizes that Seacoast competes for executive talent against a wide variety of financial services organizations and companies in other industries that rely on or want to acquire the skill sets that our executives offer. As a result, the CGC relies substantially on information developed from a size-appropriate, high-performing core bank industry compensation peer group in its decision process. It also considers, to a lesser extent, the pay strategies employed by large, most admired or innovative financial services companies, and high-performing customer service and technology companies. In terms of assessing the effect of the CGC’s decisions on how we position pay vis-à-vis market, we rely exclusively on pay and performance data developed using our core bank industry compensation peer group or, as needed, from the McLagan Regional Bank Survey.

The CGC added five banks to the Core Bank Peer Group (“Peer Group”) in 2017. The addition of Flagstar Bancorp, Inc., First Midwest Bancorp, Inc., Trustmark Corporation, Northwest Bancshares, Inc., and S&T Bancorp, Inc. was necessitated by continuing consolidation in the industry, and by our growth that positioned Seacoast above the Peer Group’s median level of assets. The five banks were selected from the JD Powers’ List of Highest Rated Customer Service Banks, which reflected the CGC’s desire to incorporate an important performance dimension that is critical to our efforts to continue to growth the value of Seacoast. Other selection criteria that the CGC considered included type of ownership, focused solely on publicly traded company status, and size considerations, as defined by assets and the market value of equity. Seacoast was positioned at the median of asset size and market value of the 2017 Peer Group. The CGC sees this approach as appropriate given its expectations for performance and growth. Our 2017 Core Bank Peer Group was comprised of:

Ameris Bancorp (ABCB)	First Long Island Corp. (FLIC)	Pacific Premier Bancorp (PPBI)
BNC Bancorp (BNCN)	First Midwest Bankcorp, Inc. (FMBI	Renasant Corp. (RNST)
Cardinal Financial (CFNL)	German American Bancorp (GABC)	S&T Bancorp, Inc. (STBA)
City Holdings (CHCO)	Great Southern Bancorp (GSBC)	Sterling Bancorp (STL)
Eagle Bancorp (EGBN)	Horizon Bancorp (HBNC)	Stock Yards Bancorp (SYBT)
Enterprise Financial (EFSC)	Lakeland Financial (LKFN)	Tompkins Financial (TMP)
Fidelity Southern (LION)	Mainsource Financial (MSFG)	Trustmark Corporation (TRMK)
Flagstar Bancorp, Inc. (FBC)	Northwest Bancshares, Inc. (NWBI)	Washington TR Bancorp (WASH)

The CGC does not identify a specific target level or percentile of base salary, incentive cash, or stock-based awards for our NEOs. Instead, pay outcomes, which include the target value of stock awards to be earned for future performance, initially are determined by internal performance and talent considerations. The CGC then compares its initial thinking on NEO pay actions against market pay levels. Market assessments serve as key points of reference and validation in the CGC’s process.

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Executive Compensation Framework Highlights

Structure	Reasoning
PEER GROUP:
A core peer group of banks of similar size, business model and financial performance, and, for a secondary reference, select companies beyond the banking industry.	Our business model requires us to compete with these groups for executive talent in order to achieve our business objectives related to growth, innovation and profitability.
BASE SALARY, total incentive & TDC:

•   No specific target level or percentile of pay relative to comparable positions

•   Pay decisions reflect the performance of the Company and each executive in relation to prior year pay and performance, planning considerations, and pay relationship to market pay levels and pay practices of peer group

•   Competitiveness will vary based on performance in terms of the calibration of total incentive awards and amounts ultimately earned from our long-term stock incentive program

• Improve pay for performance linkage • Align pay with overall value of each individual to Seacoast
CASH BONUS:
Performance scorecards serve as the basis for cash bonuses and the target value of performance-based long-term incentive/equity awards

Establish clear expectations for individual goals as well as link with enterprise-wide growth, return and risk management objectives

RSUs were issued in lieu of cash bonuses for fiscal years 2016 and 2017

EQUITY:

•   Performance-based,structure with 2 components, PSUs and stock options, both with a long-term emphasis, but weighted more heavily with PSUs

•   Meaningful stock-based award opportunities "right-sized" for company and individual performance considerations and needs

•   Approximately 50% or more of TDC for our named executive officers delivered as performance-based pay

•   Annual award cycles

•    3-year PSU performance period aligning program design with typical industry practices. A mandatory 12-month deferral requirement ensures sensitivity to risk considerations and additional holding power.

•    Risk considerations serve as an additional vesting requirement on PSUs

•   PSUs allow for upside in underlying shares, providing direct linkage between potential award payouts and management's success at driving earnings growth and improving returns without inappropriate risk taking

•   Performance Options first require that shareholders receive a meaningful return before management

•    Provide more compensation contingent upon achievement of performance goals or our stock’s performance

•    Aligns more closely with the shareholder interests

•    Continuously recalibrate performance expectations and promote consistent improvement

•    Enhance retention of management team

•    Enhance long-term performance accountability

•    Improves retention

•    Augment alignment with shareholder interests

•    Provide executives with an economic incentive to deliver sustainable results within a risk appropriate framework

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2017 Executive Compensation Actions

Each year the CEO makes a qualitative assessment of NEO performance and the CGC makes a qualitative assessment of CEO performance. The assessment process relies on scorecards that are approved at the start of each year, establishing performance guidelines against which results are compared at the end of the year. Performance ratings are then developed for each NEO, which are used to inform the CGC’s decision regarding pay actions. Despite refinements to various aspects of our executive compensation philosophy and the underlying strategies for 2017, the performance assessment process did not change.

The CGC and our CEO rely on qualitative assessments of the performance of our NEOs and other members of senior management team given our accelerated growth, the rapid evolution of business, and the changing demands on our executives. The CGC believes that qualitative assessments of NEO performance for the purpose of compensation, development and advancement continue to serve the best interests of our shareholders.

Our CEO works closely with the Compensation Committee in establishing executive compensation and overall bonus and incentive payments. The CEO evaluates the performance of the other senior executives, and, based on these performance evaluations, market compensation surveys, and other data, he will then make recommendations to the Compensation Committee and shares with its members the basis for his recommendations. The CEO also presents incentive compensation payment recommendations for the Committee’s consideration. The Committee evaluates the CEO’s performance and determines his compensation without the CEO present.

The culmination of the CGC’s activities in regards to CEO and NEO performance and pay are reflected in the following tables.

Compensation Paid to Chief Executive Officer in 2017

Dennis. S. Hudson, III, Chairman of the Board and Chief Executive Officer

Key Influences in the CGC’s Decision Process	2017 Pay Outcomes

•     Achievement of adjusted EPS[1] goal of $1.28 for FY17; leading contributor to our efforts to attain this goal to the benefit of our shareholders

•     Adjusted net income of $55.3 million compared to $39.1 million in 2016

•     Adjusted return on tangible common equity[1] for 4Q17 of 13.5%, compared to 13.1% in 2016

•     Strengthening of the executive team and other improvements in key operating areas

•     Strong credit quality and appropriate risk management

•     No major operational risk failures and significant upgrades and oversight in our risk management capabilities, across the Company in general and in regards to compensation and retail sales related risks in particular

•     Successful integration of Gulfshore, Northstar, and Palm Beach Community franchises

•    Attainment of growth and strategic initiatives measured by household growth, accretive acquisitions, increased percentages of new accounts and loans originated through alternative channels, and a lower fixed cost structure

•     Implementation of plan to improve operating leverage and customer experience via channel optimization

•     Associate engagement and enterprise-wide alignment with the business strategy

•     Annualized Base Salary increase to $600,000 effective April 1, 2017 compared to an annualized 2016 Base Salary of $550,000

•     Performance-based equity (PSU granted in 2017) valued at $533,000 compared to $357,500 in 2016

•     Performance Option valued at $287,000 compared to $192,500 in 2016

•     All Other Compensation of $32,685

•     Bonus equivalent cash value of $[●] to be used as an input in our CIC severance calculations.

1 Non-GAAP measure; refer to Appendix A – Information Regarding Non-GAAP Financial Measures.

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Compensation Paid to Other Named Executive Officers in 2017

Charles M. Shaffer, Executive Vice President, Chief Financial Officer

Key Influences in the CGC’s Decision Process	2017 Pay Outcomes

•     Achievement of adjusted EPS[1] goal of $1.28 for FY17

•     Adjusted net income of $55.3 million compared to $39.1 million in 2016

•     Adjusted return on tangible common equity[1] for 4Q17 of 13.5%, compared to 13.1% in 2016

•     Ongoing leadership of and contributions to our business transformation and strategy efforts

•     Substantial talent upgrading across entire function

•     Annualized Base Salary increase to $320,000 effective April 1, 2017 compared to an annualized 2016 Base Salary of $300,000

•     RSUs with a target award value of $280,000 granted in lieu of a cash bonus compared to $259,000 in 2016

•     Performance-based equity (PSU granted in 2017) valued at $195,000 compared to $146,250 in 2016

•     Performance Option valued at $105,000 compared to $78,750 in 2016

•     All Other Compensation of $20,107

•     Bonus Equivalent Cash Value of $200,000 to be used as an input in our CIC severance calculations

1 Non-GAAP measure; refer to Appendix A – Information Regarding Non-GAAP Financial Measures.

Charles K. Cross, Jr., Executive Vice President, Commercial Banking

Key Influences in the CGC’s Decision Process	2017 Pay Outcomes

•     Achievement of adjusted EPS[1] goal of $1.28 for FY17

•     Adjusted net income of $55.3 million compared to $39.1 million in 2016

•     Adjusted return on tangible common equity[1] for 4Q17 of 13.5%, compared to 13.1% in 2016

•     No major operational risk failures

•     Contributions to enterprise-wide business transformation efforts

•     Collaboration and leadership across the organization leading to substantial improvements in business unit performance. improvements regarding sales function

•    Development and successful implementation of talent and staffing initiatives

•    Successful integration of three acquisition targets.

•     No Base Salary increase.

•     RSUs with a target award value of $210,000 granted in lieu of a cash bonus was unchanged compared to 2016

•     Performance-based equity (PSU granted in 2017) valued at $169,000 was unchanged compared to 2016

•     Performance Option valued at $91,000 was unchanged compared to 2016

•     All Other Compensation of $22,064

•     Bonus Equivalent Cash Value of $150,000 to be used as an input in our CIC severance calculations

1 Non-GAAP measure; refer to Appendix A – Information Regarding Non-GAAP Financial Measures.

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David D. Houdeshell, Executive Vice President, Chief Risk Officer

Key Influences in the CGC’s Decision Process	2017 Pay Outcomes

•     Achievement of adjusted EPS[1] goal of $1.28 for FY17

•     Adjusted net income of $55.3 million compared to $39.1 million in 2016

•     Adjusted return on tangible common equity[1] for 4Q17 of 13.5%, compared to 13.1% in 2016

•     No major operational risk failures

•     Contributions to enterprise-wide business transformation efforts

•     Effective partnering with other functions in the development and launch of new products and services

•     Substantial focus and improvement in unit associate engagement scores

•     Talent build out and oversight in governance areas

•     Continues to maintain credit quality metrics in a rapid growth environment,

•     Annualized Base Salary increase to $280,000 effective April 1, 2017 compared to an annualized 2016 Base Salary of $265,000

•     RSUs with a target award value of $168,000 granted in lieu of a cash bonus compared to $140,000 in 2016

•     Performance-based equity (PSU granted in 2017) valued at $113,750 compared to $91,000 in 2016

•     Performance Option valued at $61,250 compared to $49,000 in 2016

•    All Other Compensation of $11,070

•     Bonus Equivalent Cash Value of $120,000 to be used as an input in our CIC severance calculations

1 Non-GAAP measure; refer to Appendix A – Information Regarding Non-GAAP Financial Measures.

Juliette P. Kleffel, Executive Vice President, Community Banking

Key Influences in the CGC’s Decision Process	2017 Pay Outcomes

•     Achievement of adjusted EPS[1] goal of $1.28 for FY17

•     Adjusted net income of $55.3 million compared to $39.1 million in 2016

•     Adjusted return on tangible common equity[1] for 4Q17 of 13.5%, compared to 13.1% in 2016

•     No major operational risk failures

•     Contributions to enterprise-wide business transformation efforts

•     Organizational realignment achieved while achieving substantial gains in new organizational units.

•     Executive role model and champion of the customer experience.

•     Successful integration of three acquisitions

•     Annualized Base Salary increase to $280,000 effective April 1, 2017 compared to an annualized 2016 Base Salary of $197,000

•     RSUs with a target award value of $196,000 granted in lieu of a cash bonus compared to $119,000 in 2016

•     Performance-based equity (PSU granted in 2017) valued at $172,200 compared to $39,000 in 2016

•     Performance Option valued at $83,340 compared to $18,858 in 2016

•     All Other Compensation of $16,195

•     Bonus Equivalent Cash Value of $140,000 to be used as an input in our CIC severance calculations

1 Non-GAAP measure; refer to Appendix A – Information Regarding Non-GAAP Financial Measures.

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Other Elements of the 2017 Compensation Program for Executive Officers

Change in Control Severance Benefits

We provide change in control severance benefits to the named executive officers to encourage them to consider the best interests of shareholders by stabilizing any concerns about their own personal financial well-being in the face of a potential change in control of the Company. These agreements are described under “Employment and Change in Control Agreements”, and detailed information is provided under “2017 Other Potential Post-Employment Payments.”

In the event that our NEOs qualify for change-in-control severance benefits, a portion of the payments they might receive are a function of highest paid bonus or average bonus paid for the three-year period preceding the year in which a change-in-control occurs.

In response to the unintended negative consequence created by granting equity awards in lieu of cash bonuses for 2016 and 2017 performance, the CGC determined that the severance would be calculated using the same bonus cash equivalent values that it relied on in determining the value of RSU awards.

Change-in-control severance benefits attributable to cash bonuses for Mr. Hudson reflect the highest value payment he receives during the three-years prior to a transaction. Change-in-control severance benefits attributable to cash bonuses for our other continuing NEOs reflect the value of average cash bonus they receive during the three-years prior to a transaction. A change-in-control and job loss must occur within a stated period of time before our executives will be eligible to receive change-in-control severance benefits.

Retirement and Employee Welfare Benefits

We sponsor a retirement savings plan for employees of the Company and its affiliates (the “Retirement Savings Plan”) and a nonqualified deferred compensation plan for certain executive officers (the “Executive Deferred Compensation Plan”). We offer these plans, and make contributions to them, to provide employees with tax-advantaged savings vehicles and to encourage them to save money for their retirement. The Executive Deferred Compensation Plan is described under “Executive Compensation–Nonqualified Deferred Compensation.”

In addition to our retirement programs, we provide employees with welfare benefits, including hospitalization, major medical, disability and group life insurance plans and paid vacation. We also maintain a Section 125 cafeteria plan that allows our employees to set aside pre-tax dollars to pay for certain benefits. All of the full-time employees of the Company and the Bank, including the named executive officers, are eligible to participate in the Retirement Savings Plan and our welfare plans, subject to the terms of those plans.

The Bank provides supplemental disability insurance to certain members of executive management, including the named executive officers, in excess of the maximum benefit of $10,000 per month provided under the group plan for all employees. The supplemental insurance provides a benefit up to 70% of the executive’s monthly pre-disability income based on the executive’s base salary and annual incentive compensation. Coverage can be converted and maintained by the individual participant after employment ends. The benefit may be reduced by income from other sources, and a partial benefit is paid if a disabled participant is able to work on a part-time basis. In 2017, the Company paid a total of $5,080 for supplemental disability insurance for the named executive officers.

The retirement and employee welfare benefits paid by the Company for the named executive officers that are required to be disclosed in this proxy statement are included below in the “Summary Compensation Table,” the “Components of All Other Compensation,” and the “Nonqualified Deferred Compensation Table,” and are described in the footnotes thereto.

Executive Perquisites

We do not consider perquisites to be a significant element of our compensation program. However, we believe they are important and effective for attracting and retaining certain executive talent. We do not provide tax reimbursements, or “gross-ups,” on perquisites. For additional details regarding the executive perquisites, see below the “Summary Compensation Table” and the “Components of All Other Compensation.”

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Risk Analysis of Incentive Compensation Plans

The CGC reviews the sensitivity of our performance and incentives to risk considerations for our executives throughout the year. It also periodically reviews our cash and equity incentive strategies for other key contributors. In 2017, the CGC with the assistance of our Chief Human Resources Officer completed a review of our incentive strategies for our incentive eligible non-executive employees. The CGC concluded that our incentive compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and will not motivate people to take excessive or imprudent risks.

Risk Analysis of Retail Sales Incentive Plans

During 2016, Seacoast launched a proactive review program of our retail sales incentive plans; this program includes ongoing monitoring for anomalies, review of complaints, and interviews with associates. Independent assessment is completed by the Bank’s Operational Risk Officer and results are reported to the Bank’s Operational Risk & Compliance Committee. Based on data gathered throughout the year, we believe Seacoast is acting in customers’ best interests and that Seacoast’s customer-first culture is sound. Seacoast empowers associates to do the right thing and to deliver our promise to customers to “get you comfortable with the right products and the right team to serve you.” At the same time, quality control and risk management are constant priorities. We have ongoing review processes to promptly identify areas that may be potentially inconsistent with our customer-first posture.

Clawback Policy

We have adopted a Compensation Recoupment Policy to recover, to the extent practicable and appropriate, incentive compensation from any executive officer when:

•	the incentive compensation payment or award (or the vesting of such award) was based upon the achievement of financial results that were subsequently the subject of a restatement, regardless of whether the executive engaged in misconduct or otherwise contributed to the requirement for the restatement; and

•	a lower payment or award would have been made to the executive officer based upon the restated financial results.

The policy is available on our website at www.SeacoastBanking.com. The policy anticipates the final rules implementing the clawback provision of the Dodd Frank Wall Street Reform and Consumer Protection Act of 2010, but will be amended, if necessary, when final regulations are issued by the SEC.

Hedging and Pledging Policy

The Company has adopted a hedging and pledging policy. The policy prohibits our employees, including our executive officers and directors, from purchasing any financial instrument or entering into any transaction that is designed to hedge or offset any decrease in the market value of our stock, including exchange funds, prepaid variable forward contracts, equity swaps, puts, calls, collars, forwards or short sales.

In addition, directors and executive officers are required to obtain advance approval of any pledging of Company shares as collateral for loans, including holding Company shares in margin accounts. The policy also limits pledging to reasonable purposes (as defined in the policy) and limits the value of the securities pledged in connection with a loan or other indebtedness to $250,000.

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Stock Ownership Guidelines

The Board has established stock ownership guidelines for its officers and directors, as described below:

Individual/Group	Stock Ownership Target	Holding Requirement
		Before Ownership Target Met	After Ownership Target Met
Chief Executive Officer	5 times annual base salary	75% of net shares until target number of shares is met	50% of net shares held for one year after vesting/ exercise
Other Senior Executive Officers	3 times annual base salary
Non-Employee Directors	3 times annual retainer

Our executive compensation program is designed to allow a participant to earn targeted ownership over a reasonable period, usually within five years, provided individual and Company targets are achieved and provided the participant fully participates in the program. “Net Shares” means shares of stock in excess of those sold or withheld to satisfy the minimum tax liability upon vesting or conversion.

Impact of Deduction Limit

Code Section 162(m) generally establishes, with certain exceptions, a $1 million deduction limit for all publicly held companies on compensation paid to an executive officer in any year. Prior to enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), this limitation did not generally apply to compensation paid to the chief financial officer or to compensation paid based on achievement of pre-established performance goals if certain requirements were met. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to all of our named executive officers in excess of $1 million in 2018 and future years will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. The CGC reserves the right to pay executives’ compensation that is not deductible under Section 162(m).

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Strategies to ensure that Incentive Compensation is Sensitive to Risk Considerations

Seacoast implemented a number of changes to our incentive strategies, starting with the 2015 equity award cycle. These strategies have been updated in response to shareholder feedback and governance considerations. The CGC and our Chief Risk Officer share the view that our incentive strategies strike the right balance between risk and reward, motivating and retaining our executives in ways that align with shareholder interests but do not motivate inappropriate or excessive risk taking. The evolution of our incentive strategies reflect our commitment to listen to our shareholders and continuously refine our programs to align with our governance and risk management efforts given the growth of Seacoast and changes within the industry and what is deemed as best practice. Specifically:

Impetus for Change	Design Changes
Shareholder feedback that our executives needs to own more shares of Seacoast stock

RSUs were granted in lieu of cash bonuses for 2016 and 2017 performance

Performance period for new PSU awards starting in 2016 reduced from four years to three years, accelerating the rate at which our executives accumulate shares of Seacoast stock if we perform

Vesting period for new Option awards starting in April 2017 reduced from four years to three years, accelerating the rate at which our executives have the right to exercise their options and receive shares of our common stock

Shareholder feedback that Seacoast needs to perform at levels that equal or exceed the industry

PSU metrics changed starting in April 2017 from cumulative earnings with a modifier based on Return on Tangible Common Equity (“ROTCE”) to three-year compound annualized growth in adjusted EPS and average return on tangible common equity, which our shareholders views as key indicators of our performance

Option performance feature modified starting in April 2017 so that the stock price vesting hurdle used for prior awards is replaced by a premium option feature for new awards whereby the exercise price of the option is set above the face value of the closing stock price on the date of grant, placing shareholders in front of management for value realized through stock price appreciation

Governance Considerations

Reduced PSU performance period, allowing for direct and relevant pay and performance comparisons with industry competitors and alternative investments that share our risk profile

Increased the transparency of our PSU program and performance goals by replacing a single type of PSU award with two types of PSU awards. Starting with PSUs granted in April 2017, one type of PSU will be earned for compound annualized growth in EPS and one type of PSU will be earned for average return on equity.

Risk-Considerations

Implemented a mandatory deferral feature on new PSU awards so that settlement of 50% of any shares earned for performance will be delayed for an additional 12 months

Maintained the 12-month stock holding requirement on 50% of the net shares received upon the exercise of options

Maintained service and risk-based vesting requirements on all new performance-contingent and performance-based equity awards and options

Continue to grant options with a target value significantly less than the target value of PSU awards and, in most years, and total incentive award values

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COMPENSATION AND GOVERNANCE COMMITTEE REPORT

The Compensation and Governance Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation and Governance Committee recommended to the board of directors, and the board of directors approved, that the Compensation Discussion and Analysis be included in this proxy statement.

This report shall not be deemed to be “soliciting material” or to be “filed” with the Securities Exchange Commission, nor shall this report be incorporated by reference by any general statement incorporating by reference this 2018 Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

Compensation and Governance Committee:

H. Gilbert Culbreth, Jr., Chair
Julie H. Daum
Maryann Goebel
Timothy S. Huval

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executive COMPENSATION tables

2017 SUMMARY COMPENSATION TABLE

The table below sets forth the elements that comprise total compensation for the named executive officers of the Company for the periods indicated.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)(2)	Stock Awards ($) (3)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (4)	Total ($)
Dennis S. Hudson, III Chairman & CEO of Seacoast and Bank	2017 2016 2015	587,500 550,000 537,852	— — 100,000	532,954 357,489 454,049	359,677 175,881 39,773	— — —	32,685 33,530 42,434	1,512,816 1,116,900 1,174,108
Charles M. Shaffer EVP, CFO of Seacoast and Bank	2017 2016 2015	315,000 287,499 248,333	— — 100,000	453,955 146,244 204,606	131,588 71,952 17,923	— — —	20,107 19,901 22,218	920,650 525,596 593,080
Charles K. Cross, Jr. EVP, Commercial Banking of Bank	2017 2016 2015	300,000 293,750 273,333	— — 125,000	378,974 168,992 249,443	114,042 83,144 21,850	— — —	22,064 23,165 29,285	815,080 569,051 698,911
David D. Houdeshell EVP & Chief Risk Officer of Seacoast and Bank	2017 2016 2015	276,250 265,000 262,500	— — 75,000	253,709 90,995 163,559	76,757 44,769 14,327	— — —	11,070 11,141 17,911	617,786 411,905 533,297
Juliette P. Kleffel EVP, Community Banking of Bank	2017	259,250	—	255,335	83,340	—	16,195	614,120

(1)	A portion of executive’s base salary included in this number may have been deferred into the Company’s Executive Deferred Compensation Plan (“EDCP”), the amounts of which are disclosed in the Nonqualified Deferred Compensation Table for the applicable year. Executive officers who are also directors do not receive any additional compensation for services provided as a director.
(2)	Cash bonuses earned for FY17 performance were replaced with performance-based stock awards for our CEO and with restricted stock units for our other executive officers, each of which were granted in 2018 and, pursuant to proxy rules, are not reported in 2017 compensation.
(3)	Represents the aggregate grant date fair value as of the respective grant date for each award calculated in accordance with FASB ASC Topic 718. The assumptions made in valuing stock awards reported in this column are discussed in Note J to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2017. Generally, the aggregate grant date fair value is the amount that the company expects to expense for accounting purposes and does not correspond to the actual value that the named executives will realize from the award. For additional information regarding such grants, see “Compensation Discussion and Analysis –Elements of the 2017 Compensation Program for Executive Officers – Equity Awards.” See also “2017 Grants of Plan-Based Awards” below.

Each of our executive officers received PSUs. They also each received RSUs, with the exception of the CEO. With respect to the PSU awards, the grant date fair value included in the table assumes that target performance is achieved. The maximum value for each executive as of the grant date, assuming the highest level of performance will be achieved, is:

Name	Target Value	Maximum Value
Dennis S. Hudson, III	$532,954	$1,065,907
Charles M. Shaffer	194,962	389,924
Charles K. Cross, Jr.	168,995	337,992
David D. Houdeshell	113,715	227,432
Juliette Kleffel	172,200	332,229

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2017 componEnts of all other compEnsation

Name	Company Paid Contributions to Retirement Savings Plan	Company Paid Contributions to EDCP (1)	Car Allowance	Cell Phone Allowance	Other Perquisites		Total
Dennis. S. Hudson, III	$10,800	$12,885	$9,000	—	—		$32,685
Charles M. Shaffer	$9,107	$2,000	$9,000		—		$20,107
Charles K. Cross, Jr.	$10,800	—	$9,000	$180	$2,084	(2)	$22,064
David D. Houdeshell	$10,800	—	—	$270	—		$11,070
Juliette P. Kleffel	$9,175	—	$6,750	$270	—		$16,195

(1)	Earned in reporting year, but contributed in following year. Also reported in the “Nonqualified Deferred Compensation Table.”
(2)	Includes $2,074 for personal use of club membership and $10 for gym membership.

2017 GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information concerning plan-based awards granted during 2017 to the named executive officers.

	Grant	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options		Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (1)
Name	Date	Threshold	Target	Maximum	(#)	(#)		($/Sh)	($)
Dennis S. Hudson, III	4/3/2017	5,572	22,290	44,580	—				$532,954
	4/3/2017					78,021	(2)	28.69
Charles M. Shaffer	4/3/2017	2,038	8,154	16,308	10,832				453,955
	4/3/2017					28,544	(2)	28.69
Charles K. Cross, Jr.	4/3/2017	1,762	7,068	14,136	8,782				378,973
	4/3/2017					24,738	(2)	28.69
David D. Houdeshell	4/3/2017	1,189	4,756	9,512	5,855				253,709
	4/3/2017					16,650	(2)	28.69
Juliette P. Kleffel	4/3/2017	1,291	7,202	13,895	5,515				255,334
	4/3/2017					18,078	(2)	28.69

(1)	Represents the aggregate grant date fair value as of the respective grant date for each award, calculated in accordance with FASB ASC Topic 718. The assumptions made in valuing stock awards reported in this column are discussed in Note J to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2017.
(2)	Option with two-tiered vesting as described under “Design Highlights of Equity Awards Issued in FY17 – Performance Stock Options”. The performance criteria were met and option began vesting in 1/3rd share annual increments on December 31, 2017, subject to continuing service requirements.

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Employment and Change in Control Agreements

The Company and the Bank currently maintain employment and change in control agreements with certain of the Company’s executive officers, the terms of which are described in more detail below.

Employment Agreement with CEO Hudson

On June 27, 2017, the Company and the Bank entered into an amendment to an employment agreement between Dennis S. Hudson, III and Seacoast and the Bank dated December 18, 2014. The employment agreement dated December 18, 2014 replaced the previous employment agreement between Mr. Hudson and Seacoast and the Bank dated January 18, 1994, as amended December 31, 2008, and the change of control agreement between these parties dated December 24, 2003.

The amended agreement extends Mr. Hudson’s employment under the agreement terms for a term of three years. Under the agreement, Mr. Hudson receives a minimum base salary of $500,000 per year, medical, long-term disability and life insurance in accordance with the Bank’s insurance plans for senior management, as well as a car allowance and any other perquisites that are approved by the Board. Mr. Hudson may also receive other compensation including bonuses, and he will be entitled to participate in all current and future employee benefit plans and arrangements in which senior management of the Bank may participate. In addition, the agreement contains certain non-competition, non-disclosure and non-solicitation covenants.

Under the agreement, if Mr. Hudson is terminated for “cause”, or resigns without “good reason,” as defined in the agreement, he will receive payment of his base salary and unused vacation through the date of termination, and any unreimbursed expenses (collectively, the “Accumulated Obligations”). The employment agreement also contains provisions for termination upon Mr. Hudson’s death or permanent disability.

The agreement also provides for termination upon the occurrence of a change in control. If Mr. Hudson resigns for “good reason” or is terminated “without cause” prior to a change in control, he will receive: 1) the Accumulated Obligations; and 2) upon execution of a release of all claims against the Company, severance of: a) two times his base salary in effect on the date of separation, b) two times a bonus equal to the highest bonus earned by the Executive for the previous three full fiscal years (“Cash Bonus”), and c) continuing group medical, dental, vision and prescription drug plan benefits (“Continuing Benefits”) for two years. If Mr. Hudson resigns for “good reason” or is terminated “without cause”, within twelve months following a change in control (as defined in the agreement), he will receive: 1) the Accumulated Obligations; and 2) upon execution of a release of all claims against the Company, severance of: a) three times his base salary in effect on the date of separation, b) three times the Cash Bonus; and c) Continuing Benefits for 36 months.

In addition, under the agreement, Mr. Hudson is subject to the Company’s policies applicable to executives generally, including its policies relating to claw-back of compensation. For a further discussion of the payments and benefits to which Mr. Hudson would be entitled upon termination of his employment see “2017 Other Potential Post-Employment Payments.”

Change in Control Agreements with Other Named Executive Officers

The Company entered into a change in control employment agreement with Ms. Kleffel on April 6, 2017. The CIC agreement with the Executive has an initial term of one year and provides for automatic one-year extension unless expressly not renewed. A change in control, as defined in the agreement, must occur during the period (the “Change in Control Period”) to trigger the agreement. The agreement provides that, once a change in control has occurred, the Company agrees to continue the employment of the Executive subject to the contract for a one-year period, in a comparable position as the Executive held in the 120-day period prior to the change in control, and with the same annual base pay and target bonus opportunity. If the Executive is terminated “without cause” or resigns for “good reason,” as defined in the agreement, during the one-year period following a change in control, the Executive will receive:

o	cash severance equal to a one times multiple of the sum of (i) Executive’s Annual Base Salary at the rate in effect on the date of termination, and (ii) the Executive’s average annual performance bonus for the last three full fiscal years prior to the date of termination (“Executive’s Average Annual Performance Bonus”);

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o	a prorated final year bonus, based on the Executive’s Average Annual Performance Bonus; and
o	health and other welfare benefits, as defined in the agreement, for a period of time following termination of 12 months.

The Executive is required to execute a release of claims as a condition to receipt of severance under the CIC Agreement and is subject to protective covenants prohibiting the disclosure and use of the Company’s confidential information and, during the one-year period following a termination by the company any reason other than for death or disability, or by the Executive for Good Reason, protective covenants regarding non-competition, non-solicitation of protected customers; non-solicitation of employees, and non-disparagement of the Company or its directors, officers, employees or affiliates.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2017

The following table sets forth certain information concerning outstanding equity awards as of December 31, 2017 granted to the named executive officers. This table includes the number of shares of common stock covered by both exercisable options, non-exercisable options or stock appreciation rights (“SARs”), and unexercised unearned options or SARs awarded under an equity incentive plan that were outstanding as of December 31, 2017. Also reported are restricted stock units and restricted stock awards, and their market value, that had not vested as of December 31, 2017.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Option (#) Exercisable		Number of Securities Underlying Unexercised Option (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1) (#)		Market Value of Shares or Units of Stock That Have Not Vested (2) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested (2) ($)
D. Hudson, III	15,520		3,880	(3)	11.00	06/28/2023
	50,000	(4)	—		10.54	04/29/2024
	11,220		6,755	(5)	12.63	01/29/2023
	14,086		37,870	(6)	14.82	02/29/2024
	—		78,021	(7)	23.91	04/03/2027
							21,394	(8)	$539,318
										35,950	(9)	$906,300
										24,122	(10)	608,116
										11,145	(11)	280,965
										11,145	(12)	280,965

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	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Option (#) Exercisable		Number of Securities Underlying Unexercised Option (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1) (#)		Market Value of Shares or Units of Stock That Have Not Vested (2) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested (2) ($)
C. Shaffer	1,920		480	(3)	11.00	06/28/2023
	25,000	(4)	—		10.54	04/29/2024
	5,040		3,060	(5)	12.63	01/29/2023
	5,785		15,470	(6)	14.82	02/29/2024
	—		28,544	(7)	28.69	04/03/2027
							8,170	(8)	205,966
										16,200	(9)	408,402
										9,868	(10)	248,772
							10,832	(13)	273,075	4,077	(11)	102,781
										4,077	(12)	102,781

C. Cross, Jr.	1,920		480	(3)	11.00	06/28/2023
	25,000	(4)	—		10.54	04/29/2024
	6,150		3,725	(5)	12.63	01/29/2023
	6,676		17,885	(6)	14.82	02/29/2024
	—		24,738	(7)	28.69	04/03/2027
							488	(14)	12,302
							8,935	(8)	225,251
										19,750	(9)	497,898
										11,403	(10)	287,470
							8,782	(13)	221,394	3,534	(11)	89,092
										3,534	(12)	89,092

D. Houdeshell	3,360		840	(3)	11.00	06/28/2023
	25,000	(4)	—		10.54	04/29/2024
	4,020		2,455	(5)	12.63	01/29/2023
	3,600		9,625	(6)	14.82	02/29/2024
	—		16,650	(7)	28.69	04/03/2027
							8,916	(8)	224,772
										12,950	(9)	326,470
										6,140	(10)	154,789
							5,855	(13)	147,605	2,378	(11)	59,949
										2,378	(12)	59,949

J. Kleffel	1,438		3,815	(6)	15.99	3/31/2024
	—		18,078	(7)	28.69	04/03/2027
										2,439	(15)	61,487
							1,250	(16)	31,513
							995	(17)	25,084	2,038	(18)	51,378
							2,482	(13)	62,571	2,582	(11)	65,092
										2,582	(12)	65,092

46

(1)	During the vesting period, the named executive officer has full voting and dividend rights with respect to the restricted stock, but does not have dividend rights with respect to the units until the performance criteria has been met.
(2)	For the purposes of this table, the market value is determined using the closing price of the Company’s common stock on December 31, 2016 ($22.06).
(3)	Represents option to purchase common stock, of which the remaining shares will, as long as named executive officer remains employed by the Company, vest on June 28, 2018.
(4)	Represents option to purchase fully vested common stock, as long as named executive officer remains employed by the Company.
(5)	Represents option to purchase common stock; the shares covered by this award began vesting in 1/48th share increments on August 1, 2015, and the remaining shares will, as long as named executive officer remains employed by the Company, vest in 1/48th increments each month thereafter.
(6)	Represents option to purchase common stock; the shares covered by this award began vesting in 1/48th share increments on December 1, 2016, and the remaining shares will, as long as named executive officer remains employed by the Company, vest in 1/48th increments each month thereafter.
(7)	Represents option to purchase common stock, of which one-third of the unexercisable shares covered by this award will vest on April 3, 2018, and the remaining unexercisable shares will, as long as named executive officer remains employed by the Company, vest one-half on April 3, 2019 and April 3, 2020.
(8)	Restricted stock units granted on June 28, 2013 and August 1, 2014 which were subject to performance requirements over a period ending December 31, 2015. The performance requirements were met and the remaining shares will vest on December 31, 2018.
(9)	Represents performance-vesting restricted stock units granted on January 29, 2015, representing the named executive officer’s right to earn, on a one-for-one basis, shares of common stock, subject to performance requirements over a period ending December 31, 2018.
(10)	Represents performance-vesting restricted stock units granted on February 29, 2016, representing the named executive officer’s right to earn, on a one-for-one basis, shares of common stock, subject to performance requirements over a period ending December 31, 2019.
(11)	Represents performance-vesting restricted stock units granted on April 3, 2017, representing the named executive officer’s right to earn, on a one-for-one basis, shares of common stock, subject to performance requirements over a period ending December 31, 2019. The awards are more fully described above under “2017 Equity Awards–Performance Share Unit (“PSU”) Awards”.
(12)	Represents performance-vesting restricted stock units granted on April 3, 2017, representing the named executive officer’s right to earn, on a one-for-one basis, shares of common stock, subject to performance requirements over a period ending December 31, 2020. The awards are more fully described above under “2017 Equity Awards–Performance Share Unit (“PSU”) Awards”.
(13)	Represents time-vested restricted stock units granted on April 3, 2017, of which one-third of the shares will vest on April 3, 2018, and the remaining shares will, as long as names executive officer remains employed by the Company, vest one-third on April 3, 2019 and April 3, 2020.
(14)	Represents time-vested restricted stock award of common stock granted to Mr. Cross on April 1, 2013. The remaining shares will, as long as Mr. Cross remains employed by the Company, vest on April 1, 2018.
(15)	Represents performance-vesting restricted stock units granted on April 1, 2016, representing the named executive officer’s right to earn, on a one-for-one basis, shares of common stock, subject to performance requirements over a period ending December 31, 2019.
(16)	Represents time-vested restricted stock units granted on October 1, 2016, of which one-half of the shares will vest on October 1, 2018 and the remaining shares will, as long as Ms. Juliette Kleffel remains employed by the Company, vest one-half on October 1, 2019.
(17)	Represents time-vested restricted stock units granted on April 1, 2017, of which one-third of the shares will vest on April 1, 2018, and the remaining shares will, as long as Ms. Juliette Kleffel remains employed by the Company, vest one-third on April 1, 2019 and April 1, 2020.
(18)	Represents performance-vesting restricted stock units granted on April 1, 2017, representing the named executive officer’s right to earn, on a one-for-one basis, shares of common stock, subject to performance requirements over a period ending December 31, 2020.

2017 OPTION EXERCISES AND STOCK VESTED

The following table reports the exercise of stock options, and vesting of stock awards or similar instruments during 2017, granted to the named executive officers and the value of the gains realized on vesting. No stock options were exercised in 2017.

Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Dennis S. Hudson, III	21,394	$539,318
Charles M. Shaffer	8,166	$205,865
Charles K. Cross, Jr.	9,420	$236,878
David Houdeshell	8,913	$224,697
Juliette P. Kleffel	2,825	$67,489

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2017 NONQUALIFIED DEFERRED COMPENSATION

The following table discloses, for each of the named executive officers, contributions, earnings and balances during 2017 under the Executive Deferred Compensation Plan, described below.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last fiscal Year ($) (2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Dennis S. Hudson, III	16,106	12,885	160,582	—	1,021,710	(3)
Charles M. Shaffer	9,720	2,000	2,888	—	23,855	(4)
Charles K. Cross, Jr.	—	—	—	—	—
David Houdeshell	—	—	—	—	—
Juliette P. Kleffel	—	—	—	—	—

(1)	Total amount included in the All Other Compensation column of the Summary Compensation Table. This amount was contributable in 2017, but was credited to the account of the named executive officer in 2018.
(2)	None of the earnings or dividends paid under the Executive Deferred Compensation Plan are above-market or preferential.
(3)	Includes $265,181 contributed by the Company, as well as executive contributions, which were included in the Summary Compensation Table for previous years.
(4)	Includes $3,750 contributed by the Company, as well as executive contributions, which were included in the Summary Compensation Table for previous years.

Executive Deferred Compensation Plan

The Bank’s Executive Deferred Compensation Plan is designed to permit a select group of management and highly compensated employees, including two of the current named executive officers (Messrs. Hudson and Shaffer), to elect to defer a portion of their compensation until their separation from service with the Company, and to receive matching and other Company contributions that are precluded under the Company’s Retirement Savings Plan as a result of limitations imposed under ERISA.

The Executive Deferred Compensation Plan was amended and restated in 2007 to reflect changes arising from requirements under Code Section 409A and the underlying final regulations. As a result, each participant account is separated into sub-accounts to reflect:

•	contributions and investment gains or losses that were earned and vested on or before December 31, 2004, and any subsequent investment gains or losses thereon (the “Grandfathered Benefits”); and
•	contributions and earnings that were earned and vested after December 31, 2004 (the “Non-Grandfathered Benefits”).

A participant’s elective deferrals to the Executive Deferred Compensation Plan are immediately vested. The Company contributions to the Executive Deferred Compensation Plan vest at the rate of 25 percent for each year of service the participant has accrued under the Retirement Savings Plan, with full vesting after four years of service. If a participant would become immediately vested in his Company contributions under the Retirement Savings Plan for any reason (such as death, disability, or retirement on or after age 55), then he would also become immediately vested in his account balance held in the Executive Deferred Compensation Plan.

Each participant directs how his account in the Executive Deferred Compensation Plan is invested among the available investment vehicle options. The plan’s investment options are reviewed and selected annually by a committee appointed by the Board of Directors of the Company to administer the plan. The plan committee may appoint other persons or entities to assist it in its functions. No earnings or dividends paid under the Executive Deferred Compensation Plan are above-market or preferential.

All amounts paid under the plan are paid in cash from the general assets of the Company, either directly by the Company or via a “rabbi trust” the Company has established in connection with the plan. Nothing contained in the plan creates a trust or fiduciary relationship of any kind between the Company and a participant, beneficiary or other person having a claim to payments under the plan. A participant or beneficiary does not have an interest in his plan account that is greater than that of an unsecured creditor.

48

Upon a participant’s separation from service with the Company, he will receive the balance of his account in cash in one of the following three forms specified by the participant at the time of initial deferral election, or a subsequent permitted amendment:

•	a lump sum;

•	monthly installments over a period not to exceed five years; or

•	a combination of an initial lump sum of a specified dollar amount and the remainder in monthly installments over a period not to exceed five (5) years.

A participant may change his existing distribution election relating to Non-Grandfathered Benefits only in very limited circumstances. Upon death of the participant, any balance in his account will be paid in a lump sum to his designated beneficiary or to his estate.

2017 other potential post-employment payments

The following table quantifies, for each of the named executive officers, the potential post-employment payments under the provisions and agreements described above under “Employment and Change in Control Agreements,” assuming that the triggering event occurred on December 31, 2017. The closing market price of the Company’s common stock on that date was $25.21 per share. None of the named executive officers would be eligible for any of these payments if they were terminated for cause.

49

Name	Term (in years) (#)		Cash Severance ($)	Value of Other Annual Benefits ($)	Total Value of Outstanding Stock Awards that Immediately Vest ($)		In-the-Money Value of Outstanding Stock Option Awards or SARs that Immediately Vest ($)		Total Value of Benefit ($)
Dennis S. Hudson, III
Upon Termination without Cause or with Resignation for Good Reason (1)	2	(2)	1,400,000	3,840	—		—		1,403,840
Upon Death or Disability (1)	2	(2)	1,200,000	3,840	2,615,689	(3)	$533,582	(3)	4,353,111
Upon Termination Following a Change-in-Control (1)	3		2,100,000	5,760	2,615,689	(3)	533,582	(3)	5,255,031
Upon Change-in-Control without Termination	—		—	—	2,615,689	(3)	533,582	(3)	3,149,271
Upon Change-in-Control where Award assumed by surviving entity	—		—	—	539,343	(3)	55,135	(3)	594,478
Charles M. Shaffer
Upon Death, Disability	—		—	—	1,341,701	(3)	206,049	(3)	1,547,750
Upon Termination Following a Change-in-Control (4)	2		740,000	3,480	1,341,701		206,049		2,291,230
Upon Change-in-Control without Termination	—		—	—	1,341,701	(3)	206,049	(3)	1,547,750
Upon Change-in-Control where Award assumed by surviving entity	—		—	—	205,890	(3)	6,821	(3)	212,711
Charles K. Cross, Jr.
Upon Death or Disability	—		—	—	1,422,474	(3)	239,506	(3)	1,661,980
Upon Termination Following a Change-in-Control (4)	2		725,000	3,149	1,422,474		239,506		2,390,129
Upon Change-in-Control without Termination	—		—	—	1,422,474	(3)	239,506	(3)	1,661,980
Upon Change-in-Control where Award assumed by surviving entity	—		—	—	237,529	(3)	6,821	(3)	244,350
David D. Houdeshell
Upon Death or Disability	—		—	—	973,535	(3)	142,824	(3)	1,116,359
Upon Termination Following a Change-in-Control (4)	1		330,000	2,095	973,535		142,824		1,448,454
Upon Change-in-Control without Termination	—		—	—	973,535	(3)	142,824	(3)	1,116,359
Upon Change-in-Control where Award assumed by surviving entity	—		—	—	224,772	(3)	11,936	(3)	236,708
Juliette P. Kleffel
Upon Death, Disability	—		—	—	362,217	(3)	35,174	(3)	397,391
Upon Termination Following a Change-in-Control (4)	1		280,000	1,782	362,217		35,174		679,173
Upon Change-in-Control without Termination	—		—	—	362,217	(3)	35,174	(3)	397,391
Upon Change-in-Control where Award assumed by surviving entity	—		—	—	—		—		—

50

(1)	As provided for in Mr. Hudson’s employment agreement, the Bank would continue to pay to Mr. Hudson or his estate or beneficiaries his annual base salary, including any other cash compensation to which he would be entitled at termination date, for the period indicated under Term. In addition, the Bank would continue to pay the insurance premium for Mr. Hudson, his spouse and eligible dependents for continued participation in any group medical, dental, vision and/or prescription drug plan benefits (including any excess COBRA cost of coverage) for the term indicated or until his earlier death. In the case of termination without cause or resignation for good reason, Mr. Hudson’s severance for the Term also would include an amount equal to his highest annual bonus for the previous three full fiscal years. In the case of termination without cause or resignation for good reason within twelve months following a change in control, severance payments would be made in a lump sum.
(2)	The initial term of agreement is three years, but benefits under the agreement are paid for the Term as indicated in the table.
(3)	As provided for in the award document. Starting with awards granted in January 2015, there is no vesting of equity in a change in control if the award is assumed by the surviving entity or otherwise equitably converted or substituted.
(4)	As provided for change in control agreement, the Company shall pay the executive officer in a lump sum in cash within thirty (30) days after the date of termination the aggregate of the: (i) base salary through the termination date to the extent not paid (assumed already paid in table above), (ii) annual bonus (prorated in the event that the executive was not employed by the Company for the whole of such fiscal year), and (iii) annual base salary and annual bonus, multiplied by the Term as indicated in the table. Annual base salary is equal to 12 times the highest monthly base salary paid or payable, including any base salary which has been earned but deferred, to the executive officer by the Company in the 12-month period immediately preceding the month in which the triggering event occurs. Annual bonus is equal to the executive officer’s average annual bonus for the last three full fiscal years prior to the triggering event. All unvested stock options and restricted stock of the Company held by the executive officer shall immediately and fully vest on termination. In addition, the Company will pay or provide to the executive officer or eligible dependents “Welfare Benefits”, for a period of 18 months for Messrs. Cross and Shaffer and 12 months for Mr. Houdeshell and Ms. Kleffel. “Welfare Benefits” include similar medical, prescription, dental, and vision insurance plans benefits paid by the Company prior to the change in control. If the executive officer’s employment is terminated by reason of death, disability, retirement or for cause within the term indicated following a change in control, no further payment is owed to the executive except for accrued obligations, such as earned but unpaid salary and bonus.

CEO Pay Ratio

In compliance with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the Company’s CEO pay ratio was calculated. At December 31, 2017, the median annual total compensation of our employees (other than Mr. Hudson, our CEO) was $59,455 and the annual total compensation for Mr. Hudson was $1,512,516. Based on this information, for 2017, the estimate of the ratio of compensation for our Chief Executive Officer to the median employee was 25.4. This ratio is specific to our Company and is not comparable to any ratio disclosed by another company.

To identify the median of the annual total compensation of all of our employees, we reviewed 2017 compensation reflected in our payroll records for our over 600 associates as of December 31, 2017, which includes all full-time employees throughout the year not including any acquired associates. Based on our payroll data, we determined the value of compensation earned by associates including regular pay, incentive, bonus, business continuity, and any other perquisites. No assumptions, adjustments, or estimates were made to our payroll data in our efforts to identify the median employee. The median employee’s annual total compensation for 2017 was calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for the Summary Compensation Table on page 45, consistent with the calculations we provide all of our Named Executive Officers. No adjustments were made to the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table, to calculate the reported ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

Seacoast views talent as our primary competitive advantage. Our talent focus starts with our non-employee directors, the individuals appointed to act on behalf of shareholders by overseeing critical aspects of our business strategy, operations, risk management and governance efforts. Our belief is that superior talent in the board room will generate exceptional levels of customer service, financial performance and, ultimately, superior shareholder returns compared to alternative investments. To this end, the Board is committed to identifying the best available talent to make meaningful contributions to our business and fully execute its duties and responsibilities on behalf of shareholders. The profile of our Board continues to evolve in response to the needs of a dynamic and growing organization. Our Board of Directors plays a meaningful role in helping Seacoast develop, test and implement our business, risk management, talent and reward strategies. The Board’s activities are focused on representing our shareholders in ways that position Seacoast to create significant value for customers, employees and our shareholders within a risk appropriate framework.

As of the date of this proxy statement, Seacoast’s Board of Directors consists of fourteen members divided into three classes, serving staggered three year terms as provided in our Articles of Incorporation.

The Annual Meeting is being held to, among other things, elect five Class I directors of Seacoast, each of whom has been nominated by the CGC of the Board of Directors. All of the nominees are presently directors of Seacoast. All of the nominees also serve as members of the Board of Directors of Seacoast National Bank (the “Bank”). The members of the Boards of Directors of the Bank and the Company are the same except for Dale M. Hudson and T. Michael Crook, who are currently directors of the Bank only. If elected, each Class I director nominee will serve a three year term expiring at the 2021 Annual Meeting and until their successors have been elected and qualified.

Currently, the Board of Directors is classified as follows:

Class	Term	Names of Directors
Class I	Term Expires at the 2018 Annual Meeting	Jacqueline L. Bradley H. Gilbert Culbreth, Jr. Christopher E. Fogal Timothy S. Huval Herbert A. Lurie
Class II	Term Expires at the 2019 Annual Meeting	Dennis J. Arczynski Maryann Goebel Roger O. Goldman Dennis S. Hudson, Jr. Thomas E. Rossin
Class III	Term Expires at the 2020 Annual Meeting	Stephen E. Bohner Alvaro J. Monserrat Julie H. Daum Dennis S. Hudson, III

52

Manner for Voting Proxies

All shares represented by valid proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If a valid proxy is submitted but no vote is specified, the proxy will be voted FOR the election of each of the five nominees for election as directors. Please note that banks and brokers that do not receive voting instructions from their clients are not able to vote their client’s shares in the election of directors. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by the CGC. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (five persons). Cumulative voting is not permitted.

The affirmative vote of the holders of shares of common stock representing a plurality of the votes cast at the Annual Meeting at which a quorum is present is required for the election of the directors listed below, which means that the director nominees who receive the highest voted “for” their election are elected. However, to provide shareholders with a meaningful role in uncontested director elections, which is the case for the election of the director nominees listed below, our Corporate Governance Guidelines provide that if any director nominee receives a greater number of votes “withheld” for his or her election than votes “for” such election, then the director will promptly tender his or her resignation to the Board following certification of the shareholder vote, with such resignation to be effective upon acceptance by the Board of Directors. The CGC would then review and make a recommendation to the Board of Directors as to whether the Board should accept the resignation, and the Board would ultimately decide whether to accept or reject the resignation. The Company will disclose its decision-making process regarding any resignation in a Form 8-K filed with the SEC. In contested elections, the required vote would be a plurality of votes cast and the resignation policy would not apply. Further details of this policy and the corresponding procedures are set forth in our Corporate Governance Guidelines, available on our website at www.SeacoastBanking.com.

The five nominees have been nominated by Seacoast's Compensation and Governance Committee, and the Board of Directors unanimously recommends a vote “FOR” the election of all five nominees listed below.

Nominees for Re-election at the Annual Meeting

Jacqueline L. Bradley Age: 60 Director Since: 2015 Bank Director Since: 2014 Committees: ▪ Bank Trust (Chair) ▪ Strategy & Innovation

Ms. Bradley served as a director of BankFIRST from 2005 until BANKshares was acquired by Seacoast in 2014. During her tenure at BankFIRST, she served on BankFIRST’s Special Assets Committee and Audit Committee and chairs the Bank’s Trust and Wealth Management Committee. Ms. Bradley serves on the Orange County Tourist Development Council and the board of directors of the Boys & Girls Club of Central Florida, serving as chairperson in 2002 and 2003. Additionally, Ms. Bradley is a board member of The Studio Museum in Harlem. She also served on the finance committee for the Central Florida Expressway Authority and the board of directors of the Greater Orlando Aviation Authority, Florida Arts Council, and Cornell Museum of Fine Arts.

Ms. Bradley has had a 20 year career in financial services, including seven years with SunTrust Bank in Central Florida, culminating in her last position as senior vice president leading its Private Client Group (1999-2002). Her previous experience also includes 8 years as vice president with Moody’s Investors Services and 3 years providing consulting services for McKinsey Management Consultants and Touché Ross. Ms. Bradley received her Bachelor of Arts degree in Economics and Political Science from Yale College, and her Master’s degree in Business Administration from Columbia University Graduate School of Business with a concentration in Finance and Marketing.

Key Qualifications & Experience:

▪   diversity of management experience in the financial services industry;

▪   knowledge of, and stature and philanthropic service to, the Central Florida market, which is valuable in understanding the customer segments in this market; and

▪   ability to provide guidance regarding accounting and financial matters.

53

H. Gilbert Culbreth, Jr. Age: 72 Director Since: 2008 Bank Director Since: 2006 Committees: ▪ Compensation and Governance (Chair) ▪ Bank’s Directors Credit Risk

Mr. Culbreth has been chief executive officer and owner of Gilbert Chevrolet Company, Inc., a car dealership located in Okeechobee, Florida, for over 40 years. He also owns and manages Gilbert Ford car dealership in Okeechobee, Florida. Mr. Culbreth was previously a member of Big Lake Financial Corporation’s (“Big Lake”) board of directors for 10 years prior to the acquisition of Big Lake by Seacoast in 2006, and has served on the Bank’s board of directors since the acquisition. In addition, Mr. Culbreth is president of several other family businesses, including: Culbreth Realty, Inc. (a real estate brokerage company), Parrott Investments, Inc. (a holding company for two other businesses), Gilbert Cattle Co., LLC (a cattle operation), Grace Marine (a watercraft sales company), Gilbert Aviation Inc. (an aircraft sales and service company), Gilbert Oil Company, LLC and Gilbert Trucking, Inc. Mr. Culbreth is a former director of the Florida Council on Economic Education, the Okeechobee County Board of Realtors, the Okeechobee Economic Council, and the United Way of Okeechobee and is a member of the Masonic Lodge.

Key Qualifications & Experience:

▪   diversity of business experience in the Okeechobee, Florida market, which is valuable in understanding the customer segments in this market;

▪   entrepreneurial and management skills; and

▪   stature and knowledge of the local community.

Christopher E. Fogal Age: 66 Director Since: 1997 Bank Director Since: 1997 Committees: ▪ Audit (Chair) ▪ Bank Trust

Mr. Fogal is a certified public accountant and a partner with the public accounting firm of Carr, Riggs & Ingram, LLC (“Carr Riggs”), a top 25 firm that is the second largest super-regional in the southeastern U.S. He was previously a principal with the public accounting firm of Proctor, Crook, Crowder & Fogal, P.A. (“Proctor Crook”), a BDO affiliate firm, located in Stuart, Florida, from 2009 to January 31, 2017 when the firm merged with Carr Riggs. Mr. Fogal was the managing partner of Fogal & Associates from 1979 until the firm merged with Proctor Crook in 2009. He also served on the board of directors of Port St. Lucie National Bank until it was acquired by Seacoast in 1996. Currently, Mr. Fogal is treasurer of the St. Lucie County Economic Development Council. He has also served as past chairman of the Treasure Coast Private Industry Council and past president of the St. Lucie County Chamber of Commerce, and is active in a number of professional organizations including the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants.

Key Qualifications & Experience:

▪   accounting expertise as a Certified Public Accountant for over 40 years, including audits of public companies regulated by the SEC, which provides the Board of Directors with guidance related to internal controls and financial and accounting matters;

▪   business, management and decision-making skills, including his experience as managing partner of an accounting firm for 30+ years; and

▪   stature and knowledge of the local community.

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Timothy S. Huval Age: 51 Director Since: 2016 Bank Director Since: 2016 Committees: ▪ Bank’s Directors Credit Risk ▪ Compensation and Governance ▪ Strategy & Innovation

Mr. Huval is the Chief Human Resources Officer of Humana Inc., a leading health and well-being company, where he is responsible for all aspects of human resources and business services. He also serves as a member of the management team steering a cultural transformation at Humana focused on integrating its core values enterprise-wide. Prior to joining Humana in January 2013, Mr. Huval served in multiple senior-level roles at Bank of America (BOA). Handpicked to solve critical business challenges at BOA, his roles included consumer service and operations executive, home loan servicing executive, chief operations officer and Delaware market president, human resources executive and chief information officer for Global Wealth & Investment Management. He also served as chair of BOA’s Consumer Banking, Business Banking and Enterprise Client Coverage Diversity & Inclusion Business Council. Mr. Huval has also been involved with various non-profit and community boards, including Family and Children’s Place, United Way, Peninsula Alliance for Economic Development, and Youth Homes. Mr. Huval earned a Master’s degree in public administration from Brigham Young University, a Bachelor’s degree in marketing from Weber State and an associate degree in business management from Salt Lake Community College. He was also awarded an honorary doctorate in Humane Letters from Salt Lake Community College.

Key Qualifications & Experience:

▪   diverse background in human resources, information technology, consumer banking, operational management, and financial services industry, which provides a unique and holistic perspective;

▪   experience in cultural transformation and integration of corporate values deep in the organization and business model, which is applicable to the Company’s rapidly changing business model; and

▪   understanding of technology as a platform for creating efficiencies and optimizing resources.

Herbert A. Lurie Age: 57 Director Since: 2016 Bank Director Since: 2016 Committees: ▪ Bank’s Directors Credit Risk ▪ Strategy & Innovation

Mr. Lurie was Senior Managing Director and Chairman of the Financial Institutions Group of Guggenheim Securities from 2011 to 2016, and is now a Senior Advisor at the firm. Previously, he led the Global Financial Institutions Group at Merrill Lynch, which he helped found, and was a member of Merrill Lynch's Global Investment Banking Management Committee. Mr. Lurie has advised on numerous financial institution transactions world-wide, including Bank One Corp.’s merger with First Chicago Corp., and NationsBank Corp.’s merger with BankAmerica Corp. to form Bank of America. He began his Wall Street career as an M&A and securities attorney at Simpson Thacher & Bartlett LLP. Mr. Lurie has also served on a number of philanthropic and corporate boards, including as Vice Chairman of the Board of the United States Equestrian Team, a Trustee of Princeton’s Eden Autism Institute, and The Seeing Eye. Mr. Lurie holds a JD from the University of California at Berkeley, an MA in Clinical Psychology from Columbia University, and a dual BS/BA in Finance and Economics from the University at Albany.

Key Qualifications & Experience:

▪   expertise and seasoned insights in evaluating M&A and other financial and strategic opportunities, which is useful in promoting Seacoast’s growth strategy;

▪   comprehensive knowledge of the financial services and commercial banking industries;

▪   knowledge and perspective regarding the interests of various investor groups, which is valuable in considering the interests of all Seacoast shareholders; and

▪   extensive experience and stature in the investment banking community.

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Director Terms Extended Beyond the Annual Meeting

Dennis J. Arczynski Age: 66 Director Since: 2013 Bank Director Since: 2007 Committees: ▪ Risk (Chair) ▪ Audit ▪ Strategy & Innovation

Mr. Arczynski has been a risk management, corporate governance, regulatory affairs and banking consultant since 2007. He previously served for 33 years in various managerial and examiner positions in the U.S. Office of the Comptroller of the Currency’s (the “OCC”) headquarters in Washington, D.C. and in several other OCC districts until 2007. As a National Bank Examiner with the OCC, Mr. Arczynski was responsible for the supervision and examination of the largest and most complex mid-size banks, community banks and trust companies; provided guidance to banks in all facets of commercial banking and fiduciary operations including international activities; performed risk assessment and conducted BSA/AML reviews and examinations of internationally active banks; and developed formal enforcement actions and corrective action plans for struggling and deficient institutions. Mr. Arczynski’s other positions of responsibility with the OCC were Assistant Director for Trust Operations, Special Assistant to the Senior Deputy Comptroller (FFIEC Liaison), Associate Director for Financial Management (Financial Systems and Review) and Field Office Manager (Miami Field Office). His duties included the formation of national policies and programs, development of OCC supervisory initiatives, establishment of interagency relations, drafting regulations and writing OCC examiner handbooks. Mr. Arczynski received his Bachelor’s degree from University of Maryland in Finance and his Master’s degree from Johns Hopkins University.

Key Qualifications & Experience:

▪   knowledge of effective management practices of the largest and most complex mid-size banks;

▪   expertise in all facets of commercial banking and fiduciary operations, including risk assessment and BSA/AML; and

▪   risk management, corporate governance, and regulatory background specific to the financial services industry, and alternative perspective in the areas of government relations and regulatory matters that impact the Company.

Stephen E. Bohner Age: 65 Director Since: 2003 Bank Director Since: 2003 Committees: ▪ Bank’s Directors Credit Risk (Chair) ▪ Risk Management

Mr. Bohner has been president and owner of Premier Realty Group, a real estate company located in Sewall’s Point, Florida, specializing in the sale of luxury homes, since 1987. In addition to his 39 years of experience in real estate, Mr. Bohner is actively involved in several professional and community organizations, having served as president of the Greater Martin County Association of Realtors and The Pine School. He was awarded the Realtor Association’s Distinguished Service Award in 2001, and has served on numerous professional standards’ panels in arbitration hearings and chaired the Realtors Association’s grievance committee. Mr. Bohner is a graduate of Vanderbilt University with dual degrees in Business and Economics.

Key Qualifications & Experience:

▪   business leadership and expertise in real estate provides the Board of Directors with valuable insight related to local real estate markets in which the Bank’s customers are located and helps the Board make critical judgments regarding the Bank’s lending activities since such judgments rely upon the proper valuation of real estate;

▪   business leadership and entrepreneurial and management skills developed over the past 39 years; and

▪   stature in the local community garnered from his years of professional and community involvement.

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Julie H. Daum Age: 63 Director Since: 2013 Bank Director Since: 2013 Committees: ▪ Compensation and Governance ▪ Bank Trust

Ms. Daum has been a senior director of Spencer Stuart, a privately-held global executive search firm since 1993. As co-head of the North American Board and CEO Practice at Spencer Stuart, she has helped place over 1,000 directors on corporate boards, including the boards of Coach, Delta Air Lines, American Express, CVS Caremark, General Motors and Amazon. Prior to her work at Spencer Stuart, Ms. Daum was the executive director of the corporate board resource at Catalyst, where she managed all board of directors’ activities and worked with companies to identify qualified women for their boards. A widely renowned expert on corporate governance topics, Ms. Daum was recognized by the National Association of Corporate Directors (“NACD”) as one of the top 100 most influential leaders in corporate governance in 2013. Ms. Daum also advises corporate boards on succession planning for themselves and their CEOs, as well as best practices and governance issues. Each year, Ms. Daum develops the Spencer Stuart Board Index, a publication detailing trends at national boardrooms. She also co-founded and developed a program for board members entitled “Fresh Insights and Best Practices for Directors” at the Wharton School of the University of Pennsylvania, where she earned her MBA.

Key Qualifications & Experience:

▪   expertise in recruiting, human resources and corporate governance, which provides valuable insights to help the Board make key decisions on director talent and governance matters;

▪   associations in the Florida market and her understanding of public, private and not-for-profit boards, which is useful for the Board’s consideration of alternative practices;

▪   stature in the corporate governance community garnered from her years of professional involvement; and

▪   ability to serve as a mentor and catalyst to bring more women into senior leadership positions with the Company.

Maryann Goebel Age: 67 Director Since: 2014 Bank Director Since: 2014 Committees: ▪ Audit ▪ Compensation and Governance ▪ Risk

Ms. Goebel has been an independent IT management consultant since 2012. She was executive vice president and chief information officer of Fiserv, Inc. (NASDAQ: FISV) from 2009 to 2012. In this role, she was responsible for all internal Fiserv IT systems (infrastructure and applications), as well as IT infrastructure, operations, engineering and middleware services. In her 40+ year career, Ms. Goebel has shaped the strategic direction of information technology for major corporations around the world, serving in the critical role of chief information officer for: DHL Express from 2006 to 2009; General Motors North America from 2003 to 2006; Frito-Lay from 2001 to 2002; General Motors Europe from 1999 to 2001; General Motors Truck Group from 1997 to 1999; and Bell Atlantic NYNEX Mobile (now Verizon Mobile) from 1995 to 1997. She has also held senior IT leadership positions at Texas Instruments, Inc., Aérospatiale Helicopter Corporation, and the Southland Corporation, among others. Ms. Goebel received the “100 Leading Women in the North American Auto Industry” award in 2005. She also received an award for outstanding professional achievement from her alma mater, Worcester Polytechnic Institute, where she earned a Bachelor of Science degree in mathematics and currently serves on their Arts and Sciences Advisory Board. In 2017, Ms. Goebel was awarded the CERT Certificate in cybersecurity oversight by the NACD.

Key Qualifications & Experience:

▪   knowledge of complex information technology environments and focus on innovation and aligning IT objectives with corporate priorities;

▪   expertise in strategizing and implementing best-practice processes, tools and structure that are essential to supporting a superior customer experience; and

▪   leadership and ability to help transform the company digitally to deliver state-of-the-art customer services.

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Roger O. Goldman Lead Director Age: 73 Director Since: 2012 Bank Director Since: 2012 Committees: ▪ ex-officio for all committees

Mr. Goldman was appointed Chairman of American Express Bank FSB, a federally chartered savings bank located in Salt Lake City, Utah (“AEBFSB”) in September 2016. As of April 1, 2018, American Express Bank, FSB, for which Mr. Goldman serves as Chairman, merged with and into American Express National Bank (“AENB”). Mr. Goldman will serve as a director and member of the Executive, Audit, and Compliance and Risk Committees of AENB. Prior to this, he was Lead Independent Director since January 2015 and chairman of AEBFSB’s Audit and Risk Committee since September 2005. Mr. Goldman has been a director of AEBFSB since 2005.

In addition, Mr. Goldman is President and managing partner of Berkshire Opportunity Fund, which he founded in 2008 to provide financing and mentoring for small businesses in the Northeast. From 2009 to 2010, Mr. Goldman served as temporary volunteer CEO for 1Berkshire to create a powerful economic development engine for the Berkshires by integrating the work of four primary economic development agencies and raising larger and more sustainable funding. From 1997 to 2000, Mr. Goldman was president and chief executive officer of Global Sourcing Services, LLC, a start-up venture specializing in outsourced marketing services and account acquisition and customer retention programs, which he grew to a substantial size before it was sold.

Mr. Goldman’s extensive banking experience also includes management positions at Citicorp from 1969 to 1983; service as president and chief executive officer of Redwood Bank, a community bank in San Francisco, California, from 1983 to 1986; executive vice president and senior operating officer of Coreast Savings Bank from 1989 to 1991; and executive vice president in charge of the community banking group of NatWest Bancorp (with $31 billion in assets) from 1991 to 1996 where he was responsible for managing all consumer and small business activities. In addition, he previously served on the boards of several public and private corporations, including Minyanville (a new media company), Cyota (an Internet security company), and American Express Centurion Bank, where he also served as a member of the audit committee. He is Chairman Emeritus of the Lighthouse International, a charitable foundation for the visually impaired which is headquartered in New York, and is the former Chairman of the Juvenile Diabetes Research Foundation. Mr. Goldman received his Bachelor’s degree from New York University in Marketing and his Juris Doctorate from the Washington College of Law at American University. He is an emeritus member of the New Jersey bar and former member of the Washington D.C. bar.

Key Qualifications & Experience:

▪   diversity of leadership experience in the financial services industry, particularly with respect to his retail banking and consumer and small business lending background;

▪   marketing and risk management expertise;

▪   legal background and knowledge of corporate governance matters;

▪   considerable insights and perspectives garnered from years of service on public, private and not-for-profit boards; and

▪   improved performance and effectiveness of the Board under his leadership as Lead Independent Director.

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Dennis S. Hudson, III Chairman & CEO Age: 62 Director Since: 1984 Bank Director Since: 1984 Committees: ▪ Bank’s Director Credit Risk ▪ Strategy & Innovation

Mr. Hudson was named Chairman of Seacoast in July 2005, and has served as Chief Executive Officer of the Company since June 1998. Mr. Hudson has also served as Chairman and Chief Executive Officer of the Bank since 1992. He was President of Seacoast from June 1998 to July 2005, after serving in various positions with the Company and the Bank since 1978.

Mr. Hudson also serves on the board of directors, the audit committee and the compensation committee of Chesapeake Utilities Corporation (ticker: CPK), a public gas and electric utilities company headquartered in Dover, Delaware. In November 2015, Mr. Hudson was appointed as an independent director to PENN Capital Funds, a mutual fund group managed by PENN Capital Management. Mr. Hudson also serves on the board of Martin Health System and the Community Foundation for Palm Beach and Martin counties. From 2005 through 2010, he also served as a member of the board of directors of the Miami Branch of the Federal Reserve Bank of Atlanta.

Mr. Hudson is actively involved in the community, having served on the boards of the Martin County YMCA Foundation, Council on Aging, The Pine School, the Job Training Center, American Heart Association, Martin County United Way, the Historical Society of Martin County and as chairman of the board of the Economic Council of Martin County. He has been recognized for his achievements with several awards including the Florida Senate Medallion of Excellence Award presented by Florida Senator Ken Pruitt in 2001. Mr. Hudson is a graduate of Florida State University with a Bachelor’s degree in Finance, and a Master’s degree in Business Administration.

Key Qualifications & Experience:

▪   significant experience in the financial services industry and the organization, including his service as Chairman and Chief Executive Officer of the Company, which provides a unique understanding of our operations;

▪   knowledge and relationships with the institutional investor community, including the Company’s past and present institutional investors legal background and knowledge of corporate governance matters;

▪   service on other public company boards, which provides insight regarding general public company operations, policies, internal controls and corporate governance, which is useful and applicable to Seacoast; and

▪   stature in the local community, including through service on the boards of the non-profit organizations discussed above.

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Dennis S. Hudson, Jr. Age: 90 Director Since: 1983 Bank Director Since: 1983 Committees: ▪ Bank’s Directors Credit Risk ▪ Risk Management

Mr. Hudson retired in June 1998 after a 48-year career with the Company and Bank. He served as Chairman of the Board of Seacoast from 1990 to June 1998. Prior thereto, he served as Chief Executive Officer of Seacoast from 1983 until 1992, President of Seacoast from 1983 until 1990 and Chairman of the Bank from 1969 until 1992. Mr. Hudson also served on the board of the Miami Branch of the Federal Reserve Bank of Atlanta from 1983 to 1985. Active in the community and with charitable organizations, he has served as chairman of the American Red Cross of Martin County, president of the Stuart Rotary, and as a director of Hospice of Martin County.

Key Qualifications & Experience:

▪   significant experience in the financial services industry and the organization, including his prior service as Chief Executive Officer of the Company, which provides a unique understanding of our operations;

▪   tenure as director that spans a full range of banking and economic cycles affecting the Company; and

▪   stature in the local community including numerous leadership positions with community organizations.

Alvaro J. Monserrat Age: 49 Director Since: 2017 Bank Director Since: 2017 Committees: ▪ Audit ▪ Strategy & Innovation

Mr. Monserrat has been the Executive Vice President and General Manager at Nuance Imaging, a subsidiary of Nuance Communications, Inc. (ticker: NUAN), a multinational computer software technology corporation since January 2018. Prior to Nuance, he was the former CEO of RES Software (acquired by Invanti in 2017), a leading digital workspace technology company from 2015 to 2017, and also served as Citrix Systems’ Senior Vice President of worldwide sales & service from 2008 to 2015. Mr. Monserrat’s career spans more than 25 years in large companies and entrepreneurial ventures within enterprise software, mobility, cloud, networking and business strategy. At Citrix, Monserrat was part of the executive leadership team that grew the company from hundreds of millions to more than $3 billion in revenue by 2014, and was instrumental in crafting the strategy that helped Citrix grow from a single-product company to a multi-product industry leader. Prior to joining Citrix, Mr. Monserrat was a principal in Innovex Group (acquired by Citrix) and received numerous awards including Microsoft’s Best E-Commerce Solution and Best Small Business Solution Awards. In addition, Mr. Monserrat has served on the board of advisors for Virsto and Whiptail, the national partner board of the Leukemia and Lymphoma Society and the board of the Children’s Harbor Society. Mr. Monserrat holds a Masters of Business Administration degree from the University of Texas at Austin and a Bachelor of Science degree in Computer Science from the University of Miami.

Key Qualifications & Experience:

▪   entrepreneurial vision, innovation and resourcefulness in taking an initiative from concept to a successful money-making enterprise, which is applicable to our changing business model;

▪   abilities as a leader in transforming and infusing existing business models with multi-directional and diversified routes to market, and delivering rapid growth, which provides insights for our effective management of Seacoast’s growth and transformation;

▪   experience and acumen in building, restructuring and motivating teams to produce high-performance units; and

▪   global view of markets and competitors combined with his knowledge of technology and go-to-market execution, which provides constructive oversight in these areas.

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Thomas E Rossin Age: 84 Director Since: 2003 Bank Director Since: 2003 Committees: ▪ Risk Management ▪ Strategy & Innovation (Chair)

Mr. Rossin is a retired attorney in West Palm Beach, Florida, previously serving as management chairman with the firm of St. John, Rossin & Burr, PLLC from 1993 to 2016. He served as a Florida State Senator from 1994 to 2002, the last two years as minority leader, and was a candidate for Florida Lt. Governor in 2002. Mr. Rossin founded Flagler National Bank in 1974, serving as president, chief executive officer and director and growing it to the largest independent bank in Palm Beach County with over $1 billion in assets. Forming The Flagler Bank Corporation, the holding company for Flagler National Bank, in 1983 and serving as president, chief executive officer and director, he took it public in 1984 and facilitated the acquisition of three financial institutions, until both Flagler National Bank and the holding company were sold in 1993 to SunTrust Bank. Prior thereto, Mr. Rossin was vice chairman and director of First Bancshares of Florida, Inc. after consolidating four banks under one charter, including First National Bank in Riviera Beach at which he served as president and chief executive officer. He has served as past president of the Community Bankers Association of Florida and Palm Beach County Bankers Association, and is currently a member of the Florida Bar Association. In March 2014, Mr. Rossin received the Exemplary Elected Official Award from the Forum Club of the Palm Beaches.

Key Qualifications & Experience:

▪   legal background and, in particular, his knowledge of legal issues related to financial institutions and underlying corporate governance matters;

▪   public service which, combined with his legal background, provides the Board of Directors with knowledge in the areas of government relations and regulatory matters that impact the Company; and

▪   significant experience in the financial services industry.

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DIRECTOR COMPENSATION

Decisions regarding our non-employee director compensation program are approved by our full board of directors based on recommendations from the CGC. In making its recommendations, the CGC considers the director compensation practices of peer companies and whether such recommendations align with the interests of our shareholders with respect to total compensation and each element thereof. Our compensation program for non-employee directors is designed to:

•	appropriately compensate directors for the work required at a company of Seacoast’s size, growth, and dynamic and evolving business model;

•	align directors’ interests with the long-term interests of Seacoast’s shareholders; and

•	make meaningful adjustments every few years, rather than small annual adjustments.

Non-Employee Director Compensation Structure

Annual Retainer paid to All Non-employee Directors of the Company or the Bank:
Cash (1)	$37,500
Stock Award (2)	$37,500
Annual Committee Chair Retainer for CGC and Bank Committees	$10,000
Annual Committee Chair Retainer for Audit & ERMC Committees	$15,000
Annual Committee Chair Retainer for S&I Committee	$25,000
(1)	A number of directors have elected to receive all or a portion of their cash retainer in stock or stock options as described below.
(2)	Granted under the 2013 Incentive Plan following election or reelection at each annual meeting of shareholders.

All cash retainers are paid in quarterly installments. To further align directors’ interests with long-term shareholder interests, directors may elect to receive: 1) all or a portion of their annual cash retainer in Company common stock, and 2) up to a maximum of 30% of their annual cash retainer in the form of non-qualified options to purchase shares of Company common stock. Retainers are pro-rated for directors who join or leave the Board or have a change in Board role during a quarterly period.

Non-employee directors are also reimbursed for their travel, lodging and related expenses incurred in connection with attending Board, committee and shareholders meetings and other designated Company events. Executive officers who are also directors do not receive any compensation for services provided as a director.

There were no changes to director compensation for fiscal year 2017 compared to 2016. However, beginning in 2018, the annual stock award payment will increase by $25,000 and all Annual Committee Chair Retainers will equal $25,000.

Lead Independent Director Compensation & Agreement

The Board appointed Roger Goldman as Lead Independent Director in November 2012. Mr. Goldman’s compensation reflects the additional time commitment for this role compared to other non-employee directors, the enhanced credibility with the investment community his affiliation with Seacoast provides the Company, and the improved performance and effectiveness of the Board under his leadership. His significant role is more fully described under the section entitled “Board Leadership Structure”.

On March 1, 2014, the Company entered into a three-year agreement with Lead Independent Director Goldman which automatically renews for successive three-year terms on the first day of each month following the effective date. Under the agreement, Lead Independent Director Goldman receives an additional annual retainer of $275,000 for his service as Lead Independent Director, paid in a combination of cash, restricted stock and other stock-based awards as mutually agreed by the Company and the Lead Independent Director. Upon signing of the agreement, he also received a stock option to purchase 200,000 shares of Seacoast common stock at an exercise price equal to the fair market value of the stock on the grant date ($10.78). The stock option vested on a pro rata monthly basis beginning on March 1, 2014 and became fully vested and exercisable on February 28, 2017. In addition, under the agreement, Lead Independent Director Goldman receives a $20,000 annual housing allowance, is provided with office space in a Company-owned facility, and is reimbursed for company-related travel expenses, reasonable customer or staff entertainment expenses and extraordinary use of his office staff.

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Director Stock Ownership Policy

To align the interests of our directors and shareholders, our Board of Directors believes that directors should hold a significant financial stake in Seacoast. Consequently, our Corporate Governance Guidelines require that directors own Seacoast stock equal in value to a minimum of three times their base annual retainer within four years of joining the Board. Each director must retain 75% of their shares until reaching the minimum share ownership requirement, and after the ownership target is met, must retain at least 50% of the shares for one year. All of our directors own more than the minimum stock requirement, except for two of our newest directors who have been on the Board for three years or less, and are on track to be compliant with our policy within the prescribed time frame.

The table below sets forth the total compensation paid to Board members who are not employees of the Company or the Bank for fiscal year 2017.

2017 DIRECTOR COMPENSATION TABLE

Director	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)		Total ($)
Dennis J. Arczynski	52,500	(3)(4)	37,507	—	—		90,007
Stephen E. Bohner	47,500	(3)(5)	37,507	—	—		85,007
Jacqueline L. Bradley	47,500	(3)(6)	37,507	—	—		85,007
H. Gilbert Culbreth, Jr.	47,500	(8)	37,507	—	—		85,007
Julie H. Daum	37,500	(3)(7)	37,507	—	—		75,007
Christopher E. Fogal	52,500	(3)(9)	37,507	—	—		90,007
Maryann Goebel	37,500	(3)	37,507	—	—		75,007
Roger O. Goldman	312,500	(3)(7)(10)	37,507	—	20,000	(11)	370,007
Dennis S. Hudson, Jr.	37,500		37,507	—	—		75,007
Timothy S. Huval	37,500	(7)	37,507	—	—		75,007
Alvaro J. Monserrat	37,500	(3)(7)	37,507	—	—		75,007
Herbert Lurie	37,500	(3)(7)	37,507	—	—		75,007
Thomas E. Rossin	62,500	(12)	37,507	—	—		100,007

(1)	Certain directors elected to take a portion of their cash compensation in the form of non-qualified options to purchase shares of Company common stock. A breakdown of the option awards made to each director in 2017 is provided below in the table entitled “Stock Awards Granted to Directors in 2017”.
(2)	A breakdown of the stock awards made to each director in 2017 is provided below in the table entitled “Stock Awards Granted to Directors in 2017”. No stock awards held by directors were outstanding as of December 31, 2017.
(3)	Certain directors elected to take a portion of their 2017 cash compensation in the form of stock option awards. As of December 31, 2017, all of the stock option awards described below in the table entitled “Stock Awards Granted to Directors in 2017” were outstanding, as well as 170,000 shares of the stock option held by Mr. Goldman described under “Lead Independent Director Agreement” above.
(4)	Includes $15,000 for his service as Chair of the ERMC.
(5)	Includes $10,000 for his service as Chair of the Bank’s Credit Review Committee.
(6)	Includes $10,000 for her service as Chair of the Bank’s Wealth Committee.
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(7)	The table below shows the cash amounts that the directors deferred into the Directors’ Deferred Compensation Plan (“DDCP”) described below in 2017 and the total number of shares held in the DDCP Seacoast Stock Account and Equity Deferral Account for each director as of the Record Date:
(8)	Includes $10,000 for his service as Chair of the CGC.
(9)	Includes $15,000 for his service as Chair of the Audit Committee.
(10)	Includes $275,000 for his service as Lead Independent Director.
(11)	Housing allowance.
(12)	Includes $25,000 for his service as Chair of the Strategy and Innovation Committee.

Director	Cash Deferred into DDCP Stock Account in 2017 ($)	Shares held in DDCP Stock Account as of Record Date (#)	Shares held in DDCP Equity Deferral Account (#)	Total Shares held in DDCP (#)
Dennis J. Arczynski	—	16,178	9,811	25,989
Stephen E. Bohner	—	11,483	9,811	21,294
Jacqueline L. Bradley	—	—	7,046	7,046
H. Gilbert Culbreth, Jr.	$26,250	2,139	9,811	11,950
Julie H. Daum	$26,250	5,630	9,811	15,441
Christopher E. Fogal	—	627	9,811	10,438
Maryann Goebel	—	—	9,515	9,515
Roger O. Goldman	$26,250	32,533	9,811	42,344
Dennis S. Hudson, Jr.	—	—	9,811	9,811
Timothy S. Huval	—	—	2,688	2,688
Herbert A. Lurie	$26,250	2,565	3,275	5,840
Alvaro J. Monserrat	—	247	1,513	1,760
Thomas E. Rossin	—	—	9,811	9,811

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stock awards & Options GRANTed to directors in 2017

The following table sets forth certain information concerning stock awards and options granted to directors during 2017. As of December 31, 2017, all stock awards granted to directors were fully vested, and all of the option awards listed below were outstanding, as well as 180,000 shares underlying the stock option held by Mr. Goldman described under “Lead Independent Director Agreement” above.

Name	Grant Date	Stock Awards (1) (#)	Option Awards: Number of Securities Underlying Options (2) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (3) ($)
Dennis J. Arczynski	10/24/2017	1,513	—	—	$37,507
	2/6/2017	—	2,142	22.65	11,246
Stephen E. Bohner	10/24/2017	1,513	—	—	$37,507
	2/6/2017	—	2,142	22.65	11,246
Jacqueline L. Bradley	10/24/2017	1,513	—	—	$37,507
	2/6/2017	—	2,142	22.65	11,246
H. Gilbert Culbreth, Jr.	10/24/2017	1,513	—	—	$37,507
	2/6/2017	—	2,142	22.65	11,246
Julie H. Daum	10/24/2017	1,513	—	—	$37,507
	2/6/2017	—	2,142	22.65	11,246
Christopher E. Fogal	10/24/2017	1,513	—	—	$37,507
	2/6/2017	—	2,142	22.65	11,246
Maryann Goebel	10/24/2017	1,513	—	—	$37,507
	2/6/2017	—	2,142	22.65	11,246
Roger O. Goldman	10/24/2017	1,513	—	—	$37,507
	2/6/2017	—	2,142	22.65	11,246
Dennis S. Hudson, Jr.	10/24/2017	1,513	—	—	$37,507
Timothy S. Huval	10/24/2017	1,513	—	—	$37,507
Herbert A. Lurie	10/24/2017	1,513	—	—	$37,507
	2/6/2017	—	2,142	22.65	11,246
Alvaro J. Monserrat	10/24/2017	1,513	—	—	$37,507
	2/6/2017	—	2,142	22.65	11,246
Thomas E. Rossin	10/24/2017	1,513	—	—	$37,507

(1)	All of the shares were deferred into the Company’s Directors’ Deferred Compensation Plan described below.
(2)	Purchased with cash compensation and valued using Black Scholes model at $5.25 per share for all option awards.
(3)	Represents the aggregate grant date fair value as of the respective grant date for each award, calculated in accordance with FASB ASC Topic 718. The assumptions made in valuing stock awards reported in this column are discussed in Note J to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2017.

Directors’ Deferred Compensation Plan

The Company has a Directors’ Deferred Compensation Plan (“DDCP”) to allow each non-employee director of the Company and the Bank to defer receipt of his director compensation, both cash and equity, until his separation from service with the Company. Each participant account is separated into sub-accounts for cash deferrals (“Cash Deferral Account”) and equity deferrals (“Equity Deferral Account”). Each participant directs how his Cash Deferral Account in the DDCP is invested among the available investment vehicle options, including a Company stock fund (“Stock Account”). The plan’s investment options are reviewed and selected annually by a Committee appointed by the Board of Directors of the Company to administer the plan. No earnings or dividends paid under the DDCP are above-market or preferential.

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All amounts paid under the plan are paid in cash from the general assets of the Company, either directly by the Company or via a “rabbi trust” the Company has established in connection with the plan. Nothing contained in the plan creates a trust or fiduciary relationship of any kind between the Company and a participant, beneficiary or other person having a claim to payments under the plan. A participant or beneficiary does not have an interest in his plan account that is greater than that of an unsecured creditor.

Upon a participant’s separation from service, the participant will receive the balance of his Stock Account and/or Equity Deferral Account in shares of Company common stock and the balance of his other plan accounts in cash in one of the following three forms specified by the participant at the time of initial deferral election: i) a lump sum; ii) monthly installments over a period not to exceed five years; or iii) a combination of an initial lump sum of a specified dollar amount and the remainder in monthly installments over a period not to exceed five years.

Upon death of a participant, any balance in his account shall be paid in a lump sum to his designated beneficiary or to his estate.

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PROPOSAL 2

Approval of amendment to the

AMENDed and restated Articles of incorporation of

seacoast banking corporation of florida

TO INCREASE the number of AUTHORIZED SHARES of common stock

On March 13, 2018, our Board of Directors adopted, subject to shareholder approval at the Annual Meeting, an amendment to our amended and restated articles of incorporation to increase the number of authorized shares of the Company’s common stock, $0.10 par value per share, from 60 million shares to 200 million shares.

The proposed amendment to Seacoast’s amended and restated articles of incorporation is attached to this proxy statement as Appendix A. No other changes to the Company’s articles of incorporation are being proposed, which will remain at 4 million.

Reasons for Amendment

Our Board of Directors is proposing the adoption of an amendment to the Company’s amended and restated articles of incorporation to increase the number of authorized shares of common stock from 60 million to 120 million shares. Of the 60 million shares that are currently authorized to be issued under the Company’s articles of incorporation, as of the Record Date, [●] shares are issued and outstanding, [●] shares are held in treasury, 500,000 shares are reserved for issuance under our dividend reinvestment and stock purchase plan and [●] are reserved for issuance under our equity incentive plans. Accordingly, we currently have less than [●] shares of common stock available for future issuances.

In order to assure flexibility of action in the future and meet our future business needs as they arise, our Board of Directors believes that it is desirable and in the best interests of the Company and its shareholders that there be a substantial number of authorized but unissued shares of common stock. The Board of Directors believes that having the authority to issue additional shares of common stock will avoid the possible delay and significant expense of calling and holding a special meeting of shareholders to increase the authorized shares at a later date and will enhance its ability to respond promptly to business and other opportunities that may arise.  The Company strategically plans to grow through mergers and acquisitions. Seacoast successfully consummated three acquisitions in 2017: GulfShore Bancshares, Inc. in April 2017; NorthStar Banking Corporation in October 2017; and Palm Beach Community Bank in November 2017. These mergers involved, and potential future mergers and acquisitions may involve the issuance of shares of Seacoast common stock or securities convertible into shares of common stock.

Additional shares of Seacoast common stock may also be necessary in connection with the declaration of stock dividends or stock splits, future public and private financings, investment opportunities, other distributions, or other corporate purposes, as well as to meet anticipated future obligations under our existing equity incentive plans or any future incentive plans, under which we may grant future equity awards to our employees, officers and directors. We believe that having the ability to grant equity awards is critical to retaining and recruiting a qualified management team.

Other than issuances pursuant to potential merger and acquisition opportunities, our existing dividend reinvestment and stock purchase plan and our equity incentive plans (each as described above), as of the date of this proxy statement, we have no plans, arrangements or understandings regarding the issuance of additional shares of common stock that would be authorized pursuant to this proposal and there are no negotiations pending with respect to the issuance thereof for any purpose.

If Proposal 2 is approved, the number of authorized shares of Seacoast common stock will be increased and the Board of Directors will have the right to issue, without further shareholder approval, subject to potential restrictions described below, an additional 140 million shares of common stock. If approved, the amendment will be effective upon the filing of the Articles of Amendment to the Amended and Restated Articles of Incorporation with the Department of State of the State of Florida promptly after the Annual Meeting.

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Anti-Takeover Effect

The proposed increase in the authorized number of shares of common stock could, in some situations, have the effect of discouraging unsolicited takeover attempts or inhibiting the removal of incumbent management and may limit the opportunity for shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. For example, the issuance of the newly authorized shares of common stock could be used to deter or prevent a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly. However, the Board of Directors is not aware of any third-party attempts to assume control of Seacoast and has not presented this Proposal 2 with the intent that it be utilized as an anti-takeover device or to inhibit the removal of incumbent management.

Terms of our Common Stock

If Proposal 2 is approved, the additional authorized shares of common stock may be issued for such consideration, cash or otherwise, at such terms, times and amounts as the Board of Directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations. Because our common stock is traded on the NASDAQ Global Select Market, shareholder approval must be obtained, under applicable NASDAQ rules, prior to the issuance of shares for certain purposes, including the issuance of greater than 20% of Seacoast’s then outstanding shares of common stock or voting power in connection with a private financing or an acquisition or merger.

The authorization of additional shares of common stock will not, by itself, have any effect on the rights of present shareholders. The additional 140 million shares to be authorized would be part of Seacoast’s existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently authorized, issued and outstanding. Shareholders do not have preemptive rights with respect to our commons stock and therefore, do not have any preferential rights to subscribe for or purchase additional shares of common stock in order to maintain proportionate ownership of their shares. Accordingly, the issuance of additional shares of common stock for corporate purposes other than a stock split or stock dividend could have a dilutive effect on the ownership and voting rights of shareholders at the time of issuance.

The Board of Directors unanimously recommends a vote "FOR" Proposal 2.

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PROPOSAL 3

AMEND THE COMPANY’S 2013 INCENTIVE PLAN

TO INCREASE AUTHORIZED SHARES

We are asking our shareholders to approve an amendment to the Seacoast Banking Corporation of Florida 2013 Incentive Plan (the “2013 Plan”). Our 2013 Plan is the only plan under which equity-based compensation may currently be awarded to our executive officers and employees. As of the Record Date, there were 584,167 shares of our common stock remaining available for the grant of equity awards under the 2013 Plan. In order to enable us to continue to offer meaningful equity-based incentives, as well as cash-based incentives, to our employees, officers, directors and consultants, our board of directors believes that it is both necessary and appropriate to increase the number of shares of our common stock available for these purposes. As a result, on February 13, 2018, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, an amendment to add 2,000,000 shares to the 2013 Plan. The share increase is the only change to the 2013 Plan, a summary of which is provided below.

If the amendment to the 2013 Plan is approved by our shareholders at the Annual Meeting, it will become effective on the date of the Annual Meeting. If the amendment is not approved by our shareholders, then the 2013 Plan will remain in effect as it presently exists.

Background for the Current Request to Approve an Increase in the Share Reserve under the 2013 Plan

In setting the number of proposed shares issuable under our amended 2013 Plan, our Compensation and Governance Committee and our Board of Directors considered a number of factors, including the following (each of which are discussed further below):

•    Key data relating to outstanding equity awards and shares available for grant;

•    Significant historical award information; and

•    Future share needs.

Key Data Relating to Outstanding Awards

The following table provides information regarding outstanding equity awards and shares available for future awards under the 2013 Plan as of our Record Date (and without giving effect to approval of the amendment to the 2013 Plan under this proposal).

Total shares underlying outstanding stock options	896,269
Weighted-average exercise price of outstanding stock options	$17.62
Weighted-average remaining contractual life of outstanding stock options	7.0 years
Total shares underlying full value awards outstanding	585,734
Total shares currently available for grant	584,167

Information Regarding our Authorized Shares and Stock Price

Our amended and restated articles of incorporation authorize the issuance of 60 million shares of common stock. As of our Record Date, there were [●] shares of common stock issued and outstanding and the closing price of a share of our common stock as of that date was $[●].

Significant Historical Award Information

Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Dilution measures the degree to which our shareholders’ ownership has been diluted by stock-based compensation awarded under our various equity plans and also includes shares that may be awarded under our various equity plans in the future, which is commonly referred to as overhang.

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We closely monitor our share usage and believe we have been judicious in our use of shares previously authorized by our shareholders under the 2013 Plan. The following table and related footnotes show our key equity metrics over the last three years.

Key Metrics (At Target)	2015	2016	2017
Burn Rate (1)	0.94%	1.48%	1.35%
Overhang (2)	6.60%	7.03%	5.02%
Dilution (3)	3.83%	3.99%	3.74%

(1)	Adjusted burn rate is calculated under Institutional Stockholder Services, or ISS, methodology by dividing the number of shares subject to equity awards granted during the applicable fiscal period, adjusted to address the dilutive effect of stock-based awards other than stock options and SARs, by the total weighted-average number of shares outstanding during the applicable fiscal period. The adjustment is based on the volatility of a company’s stock price, and in 2017, our applicable adjustment factor was 25.4.
(2)	Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.
(3)	Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Number of Shares Requested

Several factors were evaluated in determining to request an increase of 2,000,000 shares for the 2013 Plan:

•	The original 2013 Plan included authorization for 1,300,000 shares (after adjusting for our reverse stock split on December 13, 2013), and in 2015 the shareholders approved an amendment to the 2013 Plan to increase the share authorization by 1,700,000 additional shares. The additional 2,000,000 shares requested under this proposal, together with the remaining shares under the 2013 Plan, represent the shares the Company anticipates needing for the next three (3) years under normal circumstances.
•	Although we must manage our share reserve under the possibility that awards will be earned at the maximum level, this will only occur if we achieve the maximum performance under each metric in each award, which is not expected to be the case. Our actual share usage will also vary from our estimate based upon changes in market grant values, changes in the number of recipients, changes in our stock price, changes in the structure of our long-term incentive program, changes in our dividend rate and forfeitures of outstanding awards. We believe that the proposed share reserve reflects an appropriate balance between our desire to allow maximum flexibility in a competitive labor market and shareholder interests of limiting dilution.
•	As of the Record Date, the plan share reserve represented less than [●]% of our common shares outstanding.
•	As of the Record Date, the total overhang resulting from the share request, including our outstanding awards under the 2013 Plan represents approximately [●]% of our fully-diluted common shares outstanding.

Aside from the increase in shares available under the 2013 Plan, the current proposal does not amend or change any provisions of the 2013 Plan, which were approved by shareholders at the 2013 annual meeting and the 2015 annual meeting. However, to enable you to evaluate the proposed share increase, the following is a description of the material terms of the 2013 Plan.

Summary of the 2013 Plan

Important Provisions

The 2013 Plan contains a number of provisions that we believe are consistent with the interests of shareholders and sound corporate governance practices, including:

•	No liberal share counting. The plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or SAR or to satisfy tax withholding requirements.

•	No repricing of stock options or SARs. The plan prohibits the repricing of stock options or SARs without shareholder approval.

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•	No discounted stock options or SARs. All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying common stock on the date of grant.

•	No dividends on unearned awards. The plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards.

•	Compensation recoupment policy. Awards under the plan will be subject to any compensation recoupment policy that the Company may adopt from time to time.

•	Limit on awards to non-employee directors. The plan imposes a maximum number of shares (1,000,000) that may be granted to any one non-employee director in any 12-month period.

Purpose

The purpose of the 2013 Plan is to promote the success, and enhance the value of the Company success by linking the personal interests of its employees, officers, and directors to those of the Company’s shareholders, and by providing participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors, consultants and advisors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

Permissible Awards

The 2013 Plan authorizes the grant of awards in any of the following forms:

•	Options to purchase shares of common stock, which may be nonstatutory stock options or incentive stock options under the U.S. Internal Revenue Code (the “Code”). The exercise price of an option granted under the 2013 Plan may not be less than the fair market value of the Company’s common stock on the date of grant. Stock options granted under the 2013 Plan have a maximum term of ten years.

•	Stock appreciation rights, or SARs, which give the holder the right to receive the excess, if any, of the fair market value of one share of common stock on the date of exercise, over the base price of the stock appreciation right. The base price of a SAR may not be less than the fair market value of the Company’s common stock on the date of grant. SARs granted under the 2013 Plan have a maximum term of ten years.

•	Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee.

•	Restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance goals set by the Committee.

•	Deferred stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, generally without any vesting or performance restrictions.

•	Performance awards, including qualified performance-based awards under Code section 162(m).

•	Other stock-based awards in the discretion of the Committee, including unrestricted stock grants.

•	Cash-based awards.

All awards will be evidenced by a written award certificate between the Company and the participant, which will include such provisions as may be specified by the Committee. Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.

Awards to Non-Employee Directors

Awards granted under the 2013 Plan to the Company’s non-employee directors will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. The Committee may not make discretionary grants under the 2013 Plan to non-employee directors. The maximum aggregate number of shares underlying any award granted under the 2013 Plan in any 12-month period to any one non-employee director is 1,000,000 shares.

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Shares Available for Awards

In 2013, shareholders approved an aggregate of 1,300,000 shares under the 2013 Plan, and in 2015, shareholders approved an additional 1,700,000 shares under the 2013 Plan. The current proposal will add 2,000,000 shares, for a total of 5,000,000 shares available under the 2013 Plan. This amount is reduced by the number of shares that have already been granted under the 2013 Plan, as discussed above. No further awards are being granted under any prior plans, and any prior plans sponsored by the Company shall remain in effect only so long as awards granted thereunder shall remain outstanding.

Share Counting

Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will become available for future grants of awards under the 2013 Plan. Similarly, to the extent that the full number of shares subject to a performance award is not issued by reason of failure to achieve maximum performance goals, the unearned shares originally subject to the award will be added back to the 2013 Plan share reserve and again be available for issuance pursuant to awards granted under the 2013 Plan. However, the following shares may not again be made available for issuance as awards under the 2013 Plan: (i) shares not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) shares used to pay the exercise price or withholding taxes related to an outstanding option or SAR, or (iii) shares repurchased on the open market with the proceeds of the exercise price of an option.

Limitations on Awards

The maximum aggregate number of shares subject to stock-based awards that may be granted under the 2013 Plan in any 12-month period to any one participant is as follows:

Type of Award	Number of Shares
Options	1,000,000
SARs	1,000,000
Restricted Stock or Restricted Stock Units	1,000,000
Other Stock-Based Awards	1,000,000
Awards to Non-Employee Directors	1,000,000

The maximum aggregate dollar amount that may be paid with respect to cash-based awards under the 2013 Plan to any one participant in any fiscal year of the Company is $1,000,000.

Administration

The 2013 Plan will be administered by the Compensation and Governance Committee, or such other committee as may be determined by the Board (the “Committee”). The Committee will have the authority to grant awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2013 Plan; prescribe forms of award certificates, and make any rules, interpretations, and any and all other decisions and determinations that may be required under the 2013 Plan. The Board may at any time administer the 2013 Plan. If it does so, it will have all the powers of the Committee under the 2013 Plan.

In addition, the Board or the Committee may expressly delegate to a special committee some or all of the Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not executive officers.

Deductibility under Section 162(m)

Section 162(m) of the Internal Revenue Code generally provides that a corporation may not deduct compensation amounts in excess of $1,000,000 paid to any of its named executive officers in any year. Prior to the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), this limitation did not apply to options, SARs or awards that were conditioned on the achievement of performance goals if certain requirements were met. The 2013 Plan was designed to allow the Committee to grant awards that were intended to qualify as performance-based compensation under Section 162(m), although the Committee reserved the discretion to grant or approve awards or compensation that were not exempt from the deduction limits.

The Tax Act repealed the performance-based compensation exemption under Section 162(m), effective for tax years beginning after December 31, 2017. Other than certain outstanding awards that meet the “grandfather” requirements under the Tax Act, awards granted under the 2013 Plan will be subject to the deduction limit under Section 162(m).

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Performance Goals

As noted above, prior to the Tax Act, the Committee could designate awards under the 2013 Plan as qualified performance-based awards for purposes of Section 162(m). If an award was so designated, the Committee established objectively determinable performance goals for the award. Performance goals for such awards were based on one or more criteria provided in the 2013 Plan, which performance goals could be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate. Certain outstanding awards that meet the “grandfather” requirements under the Tax Act remain subject to these requirements under the 2013 Plan. In addition, while the performance-based compensation exemption is no longer available for new awards, the Committee may continue to grant awards with performance-based vesting requirements under the 2013 Plan.

Performance goals with respect to the business criteria listed in the 2013 plan may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Any member of a comparator group or an index that ceases to exist during a measurement period shall be disregarded for the entire measurement period. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

Each qualified performance-based award (other than a market-priced option or SAR) will be earned, vested and payable, as applicable, upon the achievement of performance goals established by the Committee based upon one or more of the above-listed qualified business criteria, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate. However, the Committee may provide, either in connection with the grant of an award or by amendment, that achievement of such performance goals will be waived, in whole or in part, upon the death or disability of the grantee or the occurrence of a change in control of the Company. Performance periods established by the Committee for any such qualified performance-based award may be as short as three months and may be any longer period.

The Committee may provide in any qualified performance-based award that any evaluation of performance will exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (a) asset write-downs or impairment charges; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in the then-current accounting principles; (f) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (g) acquisitions or divestitures; and (h) foreign exchange gains and losses.

Any payment of a qualified performance-based award will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied. Except as specifically provided above, no qualified performance-based award that is exempt under Section 162(m) may be amended, nor may the Committee exercise any discretionary authority it may otherwise have under the 2013 Plan, in any manner to waive the achievement of the applicable performance goal based on qualified business criteria or to increase the amount payable pursuant to the performance goal or the value of the award, or otherwise in a manner that would cause the award to cease to qualify for the Section 162(m) exemption. However, the Committee has the right, in connection with the grant of a qualified performance-based award, to exercise negative discretion to determine that the portion of such award actually earned, vested and/or payable (as applicable) shall be less than the portion that would be earned, vested and/or payable based solely upon application of the applicable performance goals.

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Limitations on Transfer; Beneficiaries

No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution; provided, however, that the Committee may permit other transfers (other than transfers for value) where the Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Acceleration upon Certain Events

Treatment of Awards upon a Participant’s Death or Disability

Unless otherwise provided in an award certificate or any special plan document governing an award, upon the termination of a participant’s service due to death or disability:

•	all of that participant’s outstanding options and SARs will become fully vested and remain exercisable for a period of one year or until the earlier expiration of the original term of the option or SAR;
•	all time-based vesting restrictions on that participant’s outstanding awards will lapse as of the date of termination; and
•	the payout opportunities attainable under all of that participant’s outstanding performance-based awards will vest as follows:
o	if the date of termination occurs during the first half of the applicable performance period, all relevant performance goals will be deemed to have been achieved at the “target” level.
o	if the date of termination occurs during the second half of the applicable performance period, the awards will be deemed to have been achieved at the greater of the “target” level or the level of achievement as measured at the end of the quarter immediately preceding the date of termination.

Treatment of Awards upon a Participant’s Retirement

The 2013 Plan does not provide special treatment for a participant’s retirement. Any such treatment may be addressed in an individual award certificate, or left to the Committee’s discretion.

Treatment of Awards upon a Change in Control

Unless otherwise provided in an award certificate or any special plan document governing an award:

(A)	upon the occurrence of a change in control of the Company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board:
•	all outstanding options and SARs will become fully vested and exercisable;
•	all time-based vesting restrictions on outstanding awards will lapse as of the date of the change in control; and
•	the payout opportunities attainable under all outstanding performance-based awards will vest based on target (if the change in control occurs during the first half of the performance period) or actual performance measured (if greater) as of the end of the calendar quarter immediately preceding the change in control (if the change in control occurs during the second half of the performance period), and

(B)	with respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined), then:
•	all of that participant’s outstanding options and SARs will become fully vested and exercisable;
•	all time-based vesting restrictions on that participant’s outstanding awards will lapse as of the date of termination; and
•	the payout opportunities attainable under all outstanding performance-based awards will vest based on target (if the change in control occurs during the first half of the performance period) or actual performance measured as of the end of the calendar quarter immediately preceding the change in control (if the change in control occurs during the second half of the performance period). In both cases, the awards will payout on a pro rata basis, based on the time elapsed prior to the change in control.

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Acceleration for Other Reasons

The Committee may, in its sole discretion determine that, upon a Participant’s termination of service or a change in control, all or a portion of such participant’s awards shall become fully or partially exercisable, that some or all restrictions shall lapse, and that any performance criteria shall be deemed fully or partially satisfied. The Committee may discriminate among participants and among awards in exercising this discretion.

Adjustments

In the event of a nonreciprocal transaction between the Company and its shareholders that causes the per share value of the common stock to change (including, without limitation, any stock dividend, stock split, reverse stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2013 Plan will be adjusted proportionately, and the Committee must make such adjustments to the 2013 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Termination and Amendment

If the increase in shares is approved by shareholders at the Annual Meeting, the 2013 Plan will terminate on the tenth anniversary of the date of the Annual Meeting. Otherwise, the 2013 Plan will terminate on the tenth anniversary of the date of the 2015 Annual Meeting. In either case, the 2013 Plan may be terminated earlier by the Board or the Committee. The Board or the Committee may, at any time and from time to time, terminate or amend the 2013 Plan, but if an amendment to the 2013 Plan would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the 2013 Plan may adversely affect any award previously granted under the 2013 Plan without the written consent of the participant. Without the prior approval of the Company’s shareholders, the 2013 Plan may not be amended to directly or indirectly reprice, replace or repurchase “underwater” options or SARs.

The Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the shareholders or otherwise permitted by the anti-dilution provisions of the 2013 Plan, (i) the exercise price or base price of an option or SAR may not be reduced, directly or indirectly, (ii) an option or SAR may not be cancelled in exchange for cash, other awards, or options or SARS with an exercise price or base price that is less than the exercise price or base price of the original option or SAR, or otherwise, (iii) the Company may not repurchase an option or SAR for value (in cash or otherwise) from a participant if the current fair market value of the shares of common stock underlying the option or SAR is lower than the exercise price or base price per share of the option or SAR, and (iv) the original term of an option or SAR may not be extended.

Prohibition on Repricing

As indicated above under “Termination and Amendment,” outstanding stock options and SARs cannot be repriced, directly or indirectly, without the prior consent of the Company’s shareholders. The exchange of an “underwater” option or stock appreciation right (i.e., an option or stock appreciation right having an exercise price or base price in excess of the current market value of the underlying stock) for cash or for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s shareholders.

Certain Federal Tax Effects

The following discussion is limited to a summary of the U.S. federal income tax provisions relating to the grant, exercise and vesting of awards under the 2013 Plan and the subsequent sale of common stock acquired under the 2013 Plan. The tax consequences of awards may vary depending upon the particular circumstances, and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Participants should rely upon their own tax advisors for advice concerning the specific tax consequences applicable to them, including the applicability and effect of state, local, and foreign tax laws.

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Nonstatutory Stock Options

There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2013 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options

There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted or one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights

A participant receiving a stock appreciation right will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock

Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Stock Units

A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of common stock (or the equivalent value in cash) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the common stock or other property as of that date, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

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Cash-Based Awards

A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a cash-based award is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Benefits to Named Executive Officers and Others

Awards under the 2013 Plan are granted at the discretion of the Compensation Committee. Accordingly, future awards under the 2013 Plan are not determinable.

As of the Record Date, 2,415,833 shares of our common stock have been issued under the 2013 Plan (or remain subject to outstanding awards under the 2013 Plan) since its inception in 2013. The table below shows the number of shares issued, or subject to outstanding awards, under the Plan to the named executive officers and the other individuals and groups indicated.

Name	Aggregate Number of Shares Subject to Options Granted under the Plan Since Plan Inception	Aggregate Number of Shares Subject to Restricted Stock or Stock Units Granted under the Plan Since Plan Inception
Dennis S. Hudson, III	217,352	192,169
Charles M. Shaffer	85,299	88,365
Charles K. Cross, Jr.	86,574	93,995
David D. Houdeshell	65,550	66,987
Juliette P. Kleffel	23,331	30,025
All Current Executive Officers as a Group	478,106	471,541
All Non-Employee Directors as a Group	235,508	131,963
All Employees as a Group (Excluding Executive Officers)	341,603	757,112

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information about our common stock that may be issued under all of our existing compensation plans as of December 31, 2017.

Equity Compensation Plan Information

			Number of securities
			remaining available
	(a)		for future issuance
	Number of securities	Weighted average	under equity
	to be issued upon	exercise price of	compensation plans
	exercise of outstanding	outstanding	(excluding securities
	options, warrants	options, warrants	represented
Plan Category	and rights	and rights	in column (a))
Equity compensation plans approved by shareholders:
2000 Plan (1)	0	$0.00	0
2008 Plan (2)	0	0.00	0
2013 Plan (3)	951,349	17.29	598,913
Employee Stock Purchase Plan (4)	0	0.00	84,659
TOTAL	951,349	$17.29	683,572

(1)	Seacoast Banking Corporation of Florida 2000 Long-Term Incentive Plan. Shares reserved under this plan are available for issuance pursuant to the exercise of stock options and stock appreciation rights granted under the plan, as well as vesting of performance award shares, and awards of restricted stock or stock-based awards, previously issued.

(2)	Seacoast Banking Corporation of Florida 2008 Long-Term Incentive Plan. Shares reserved under this plan are available for issuance pursuant to the exercise of stock options and stock appreciation rights granted under the plan, as well as vesting of performance award shares, and awards of restricted stock or stock-based awards, previously issued.

(3)	Seacoast Banking Corporation of Florida 2013 Long-Term Incentive Plan. Shares reserved under this plan are available for issuance pursuant to the exercise of stock options and stock appreciation rights granted under the plan, and may be granted as awards of restricted stock, performance shares, or other stock-based awards, prospectively.

(4)	Seacoast Banking Corporation of Florida Employee Stock Purchase Plan, as amended.

The Board of Directors unanimously recommends a vote “FOR” Proposal 3.

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PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee, acting pursuant to authority delegated to it by the Board of Directors, appointed Crowe Horwath LLP, an independent registered certified public accounting firm and the Company’s independent auditor for the fiscal year ending December 31, 2017, to serve as the Company’s independent auditor for the fiscal year ending December 31, 2018. Although it is not required to do so, the Board of Directors is submitting the Audit Committee’s appointment of Crowe Horwath LLP for ratification by the Company’s shareholders in order to ascertain the views of the shareholders regarding such appointment and as a matter of good corporate practice. If the shareholders should not ratify the appointment of Crowe Horwath LLP, the Audit Committee will reconsider the appointment.

Representatives of Crowe Horwath LLP will be present at the Annual Meeting and will be given the opportunity to make a statement on behalf of the firm, if they so desire, and will also be available to respond to appropriate questions from shareholders. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the ratification of the appointment of Crowe Horwath LLP for the fiscal year ending December 31, 2018. Ratification of this proposal requires approval by the affirmative vote of a majority of votes cast at the Annual Meeting.

The Board of Directors unanimously recommends a vote "FOR" Proposal 4.

Relationship with Independent Registered Public Accounting Firm

Crowe Horwath LLP’s report on Seacoast’s consolidated financial statements for the fiscal year ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Crowe Horwath LLP’s report on Seacoast’s internal control over financial reporting expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017. Crowe Horwath LLP has advised Seacoast that neither the firm nor any of its partners has any direct or material interest in Seacoast and its subsidiaries except as auditors and independent certified public accountants of Seacoast and its subsidiaries.

Independent Registered Public Accounting Firm’s Fees

The following table shows the fees paid or accrued by the Company for the audit and other services for the fiscal years ended December 31, 2017 and 2016, including expenses:

	2017	2016
Audit Fees (1)	$732,907	$548,591
Audit-Related Fees (2)	$184,500	$53,500
Tax Fees (3)	$59,200	$12,000
All Other Fees(4)	$43,465	$10,087

(1)	Includes the aggregate fees for professional services and expenses rendered for the audit of the Company’s consolidated financial statements, reviews of consolidated financial statements included in the Company’s Forms 10-Q filed during the respective fiscal year, and audit of the Company’s internal control over financial reporting.
(2)	Includes the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under “Audit Fees.” These services primarily relate to audits of the Company’s compliance with certain requirements applicable to the U.S. Department of Housing and Urban Development (HUD) assisted programs, and related attestation reporting thereon. Also includes the aggregate fees billed in 2017 for professional services performed in connection with the Company’s filing of certain registration statements and the related issuance of consents.
(3)	Includes tax preparation and compliance activities for the Company and related tax compliance.
(4)	Includes the aggregate fees for professional services and expenses rendered in connection with the audit of the Company’s retirement savings plan.

Pre-Approval Policy

Under the Audit Committee’s Charter, the Audit Committee is required to approve in advance the terms of all audit services provided to the Company as well as all permissible audit-related and non-audit services to be provided by the independent auditors. All services set forth above under the captions “Audit Fees”, “Audit-Related Fees”, “Tax Fees”, and “All Other Fees” were approved by the Company’s Audit Committee pursuant to SEC Regulation S-X Rule 2-.01(c)(7)(i).

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PROPOSAL 5
ADVISORY (NON-BINDING) VOTE ON COMPENSATION

OF NAMED EXECUTIVE OFFICERS

In accordance with the Exchange Act, we are required to include in this Proxy Statement and present at the Annual Meeting a non-binding shareholder vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation rules of the SEC. This Proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. The Proposal will be presented at the Annual Meeting in the form of the following resolution:

RESOLVED, that the holders of common stock of the Company approve the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and related material in the Company’s Proxy Statement for the 2018 Annual Meeting.

This advisory vote will not be binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board of Directors or creating or implying any additional fiduciary duty on the Board of Directors, nor will it affect any compensation paid or awarded to any executive.  The CGC and the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

The purpose of our compensation policies and procedures is to attract and retain experienced, qualified talent critical to our long-term success and enhancement of shareholder value.  Seacoast’s Board of Directors believes that our compensation policies and procedures achieve this objective.

Currently, say-on-pay votes are held by the Company annually, and the next shareholder advisory vote will occur at the 2019 annual meeting of shareholders.

This Proposal 5 requires approval by the affirmative vote of a majority of votes cast at the Annual Meeting.

The Board of Directors unanimously recommends a vote “FOR” Proposal 5.

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OTHER INFORMATION

Certain Transactions and Business Relationships

Related Party Transactions

The Board of Directors recognizes that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof) and therefore has adopted a Related Party Transaction Policy to guide the Company in connection with all related party transactions. The policy is available on the Company’s website at www.SeacoastBanking.com. The Company defines a related party as:

•	any employee, officer, director or director nominee of the Company and/or its subsidiaries;

•	a shareholder (or group of affiliated shareholders) beneficially owning in excess of 5% of the Company (or its controlled affiliates);

•	a shareholder (or group of affiliated shareholders) with the right to designate a director or board observer to the Board of Directors of the Company and/or any of its subsidiaries;

•	an immediate family member of any of the foregoing; and

•	an entity which is owned or controlled by someone listed above, or an entity in which someone listed above has a substantial ownership interest or control of such entity.

The policy requires the Audit Committee or a majority of disinterested members of the Board to approve or ratify a transaction between the Company and any related party (including any transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934), other than:

•	transactions available on similar terms to all employees or customers generally;

•	transactions involving less than $25,000 when aggregated with all similar transactions; and

•	loans made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable loans with parties not related to the lender, and not involving more than the normal risk of repayment or presenting other unfavorable features, and in compliance with applicable law, including the Sarbanes Oxley Act of 2002 and Regulation O of the Board of Governors of the Federal Reserve System.

The Audit Committee is currently comprised of four directors, Christopher E. Fogal (Chair), Dennis J. Arczynski, Maryann Goebel and Alvaro Monserrat. None of the current Audit Committee members is or has been an officer or employee of Seacoast or its subsidiaries and each is independent.

The Company enters into commercial dealings with certain related persons that it considers arms-length and comparable to dealings between unrelated parties. Each such dealing is described below:

•	Director Timothy S. Huval is employed as Chief Human Resources Officer of Humana, Inc., a leading health and well-being company that provides group vision insurance to Seacoast. In 2017, Seacoast paid Humana approximately $73,802 in premiums. We believe Mr. Huval has no material direct or indirect interest in such arrangement.

•	Director Herbert A. Lurie is a senior advisor of Guggenheim Securities that provides financial advisory services to Seacoast. In his capacity as senior advisor to the firm, Mr. Lurie may receive customary fees that are based in part on fees paid to Guggenheim Securities, depending on Mr. Lurie’s role in originating and executing the matter. In 2017, Seacoast paid Guggenheim Securities $125,000 for advisory services, and $3.3 million in underwriting fees related to the Company’s capital raise in February 2017.

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The Audit Committee has approved each of these transactions.

Several of Seacoast’s directors, executive officers and their affiliates, including corporations and firms of which they are directors or officers or in which they and/or their families have an ownership interest, are customers of Seacoast and its subsidiaries. These persons, corporations and firms have had transactions in the ordinary course of business with Seacoast and its subsidiaries, including borrowings, all of which, in the opinion of Seacoast’s management and in accordance with the Bank’s written loan policy, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. Seacoast and its subsidiaries expect to have such transactions on similar terms with their directors, executive officers, and their affiliates in the future.

As a federally insured bank, the Bank is subject to Regulation O, which governs loans to “insiders”, defined as any executive officer, director or principal shareholder of the Company or the Bank, and their related interests. Regulation O limits loans to insiders and requires that the terms and conditions of credits granted to insiders are substantially the same as those extended to other customers of the Bank. The Bank’s written loan policy requires compliance with the provisions of Regulation O.

The aggregate amount of loans outstanding by the Bank to directors, executive officers, and related parties of Seacoast or the Bank as of December 31, 2017, was approximately $1,149,107, which represented approximately 0.17% of Seacoast’s consolidated shareholders’ equity on that date. These loans were made in the ordinary course of business and they did not involve more than the normal risk of collectability or present other unfavorable features.

Certain Family Relationships

Certain members of the Company’s Board of Directors and management are related. Director Dennis S. Hudson, Jr.’s brother, Dale M. Hudson, serves on the Bank’s board of directors. Dennis S. Hudson, III, the Company’s Chairman and Chief Executive Officer, is the son of Dennis S. Hudson, Jr. and the nephew of Dale M. Hudson. As an executive officer, Dennis S. Hudson, III’s compensation is approved by the CGC, which is comprised solely of independent directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of the Company’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and persons beneficially owning more than 10% of the Company’s common stock are required to furnish the Company with copies of all Section 16(a) reports they file. Based on the Company’s review of such reports and written representations from the reporting persons, the Company believes that, during and with respect to fiscal year 2017, all filing requirements applicable to its directors, executive officers and beneficial owners of more than 10% of its common stock were complied with in a timely manner, except for:

•	The Form 4 for H. Gilbert Culbreth, Jr. filed with the SEC on February 1, 2017 which reported the acquisition of 414 shares of common stock on January 25, 2017. The Company believes that the Form 4 filed on February 1, 2017 reflects Mr. Culbreth’s current holdings. The Form 4 for H. Gilbert Culbreth, Jr. filed with the SEC on August 2, 2017 which reported the acquisition of 380 shares of common stock on July 14, 2017.

•	The Form 4 for Julie H. Daum filed with the SEC on February 1, 2017 which reported the purchase of 300 shares of common stock on January 25, 2017. The Company believes that the Form 4 filed on February 1, 2017 reflects Ms. Daum’s current holdings. The Form 4 for Julie H. Daum filed with the SEC on August 2, 2017 which reported the purchase of 275 shares of common stock on July 14, 2017.

•	The Form 4 for Roger O. Goldman filed with the SEC on February 6, 2017 which reported the acquisition of 300 shares of common stock on January 25, 2017. The Company believes that the Form 4 filed on February 6, 2017 reflects Mr. Goldman’s current holdings. The Form 4 for Roger O. Goldman filed with the SEC on August 2, 2017 which reported the acquisition of 275 shares of common stock on July 14, 2017. The Form 5 for Roger O. Goldman filed with the SEC on February 14, 2018 which reported the disposition of 5,500 shares of common stock on November 17, 2017.

•	The Form 4 for Herbert A. Lurie filed with the SEC on February 1, 2017 which reported the acquisition of 300 shares of common stock on January 25, 2017. The Company believes that the Form 4 filed on February 1, 2017 reflects Mr. Lurie’s current holdings. The Form 4 for Herbert A. Lurie filed with the SEC on August 2, 2017 which reported the acquisition of 275 shares of common stock on July 14, 2017.

•	The Form 3 for Juliette P. Kleffel filed with the SEC on December 29, 2017 which reported Ms. Kleffel’s initial statement of beneficial ownership on December 12, 2017.

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Other Matters

Principal Offices

The principal executive offices of Seacoast are located at 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995, and its telephone number is (772) 287-4000.

Availability of Form 10-K

Upon the written request of any person whose proxy is solicited by this Proxy Statement, Seacoast will furnish to such person without charge (other than for exhibits) a copy of Seacoast’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements and schedules thereto, as filed with the SEC. Requests may be made to Seacoast Banking Corporation of Florida, c/o Corporate Secretary, P.O. Box 9012, Stuart, Florida 34995.

Solicitation of Proxies; Expenses

The Board of Directors of the Company is soliciting proxies to be voted at the Annual Meeting. The Company will bear the cost of preparing, printing and mailing the proxy materials and soliciting proxies for the Annual Meeting. In addition to the solicitation of shareholders of record by mail, telephone, electronic mail, facsimile or personal contact, Seacoast will be contacting brokers, dealers, banks, and/or voting trustees or their nominees who can be identified as record holders of the Company’s common stock; such holders, after inquiry by Seacoast, will provide information concerning quantities of proxy materials needed to supply such information to beneficial owners, and Seacoast will reimburse them for the reasonable expense of mailing proxy materials. Seacoast may retain other unaffiliated third parties to solicit proxies and pay the reasonable expenses and charges of such third parties for their services

Notice of Business to Come Before the Meeting

Management of Seacoast does not know of any matters to be brought before the Annual Meeting other than those described above. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

Shareholder Proposals for 2019

Shareholder Proposals for Inclusion in 2019 Proxy Statement

To be considered for inclusion in the Company’s proxy statement and proxy card for the 2019 Annual Meeting of Shareholders, a shareholder proposal must be received at the Company’s principal executive offices no later than December 7, 2018, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement.

Shareholder Proposals for Presentation at 2019 Annual Meeting

If you do not wish to submit a proposal for inclusion in next year’s proxy materials, but instead wish to present it directly at the 2019 Annual Meeting of Shareholders, you must give timely written notice of the proposal to the Company’s Secretary pursuant to the Company’s advance notice provisions. To be timely, the notice (including a notice recommending a director candidate) must be delivered to the Company’s principal executive offices no fewer than 60 nor more than 90 days before the one-year anniversary of the date of the Annual Meeting. To be timely, the written notice (including a notice recommending a director candidate) must be received no earlier than February 25, 2019 and no later than March 25, 2019. The notice must describe your proposal in reasonable detail and provide certain other information required by the Company’s Articles of Incorporation. A copy of the Company’s Articles of Incorporation is available upon request from the Company’s Secretary.

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Additional Voting Information

Voting at Annual Meeting

Shares represented by valid proxies and voting instruction forms that are received on time will be voted as specified. If you sign and return your proxy card or voting instruction form but do not provide voting instructions, your shares represented by the proxy will be voted as recommended by our Board of Directors as indicated below:

Proposal		Board Recommendation
1	Election of Directors	FOR ALL
2	Amendment to the Company’s Amended and Restated Articles of Incorporation to Increase Authorized Common Stock	FOR
3	Amend the Company’s 2013 Incentive Plan	FOR
4	Ratification of Auditor	FOR
5	Advisory Vote on Executive Compensation	FOR

If any other matters are properly presented at the Annual Meeting for action, the persons named and acting as proxy will have the discretion to vote for you on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the meeting.

Record Date

You may vote all common shares that you owned as of the close of business on March 26, 2018, which is the record date for the meeting.

Forms of Ownership of Shares

If you receive more than one proxy card or notice, it means you have multiple holdings.

You may own common shares in one or more ways, including:

•	Directly in your name as the shareholder of record (which may be held individually, jointly, or another title), including shares purchased through Seacoast’s Dividend Reinvestment and Stock Purchase Plan or restricted stock awards issued to employees under our long-term incentive plans;
•	Indirectly through a bank, broker or other nominee in “street name”;
•	Indirectly through Seacoast’s Retirement Savings Plan or Employee Stock Purchase Plan.

If your shares of common stock are registered directly in your name, we are sending the proxy materials directly to you. If you hold our shares in street name, your bank, broker or other nominee is sending proxy materials to you and you must direct them how to vote on your behalf by completing the voting instruction form that accompanies your proxy materials or by following the instructions in the notice you received.

If you are a participant in Seacoast’s Dividend Reinvestment and Stock Purchase Plan, follow the instructions on the Notice or proxy card to provide voting instructions to the Trustee. Shares held in your plan account will be combined and voted at the Annual Meeting in the same manner in which you voted those shares registered in your own name either by proxy or in person.

If you are a participant in Seacoast’s Retirement Savings Plan or Employee Stock Purchase Plan, your voting instructions must be received by May 17, 2018 (the “cut-off date”) to allow sufficient time for the trustees to vote. When your voting instructions are received by the cut-off date, your shares in these plans will be voted as directed by you. For the shares in your account in Seacoast’s Retirement Savings Plan, if you do not submit your voting instructions by following the instructions on the Notice or proxy card, then the trustee of the Retirement Savings Plan will vote, or not vote, in its sole discretion, the shares of common stock in your account. For shares held in your account in the Employee Stock Purchase Plan, your shares will not be voted if you do not give voting instructions as to such shares by proxy. Please follow the instructions on each notice or proxy card to ensure that all of your shares are voted.

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Street Name Holders

If you are a beneficial owner and a broker, bank or other nominee is the record holder (which is commonly referred to as holding in shares “street name”), then you received the notice of the Annual Meeting or proxy materials from the record holder. You have the right to direct your broker or nominee how to vote your shares, and such broker or other nominee is required to vote the shares in accordance with your instructions. Your broker or nominee should have given you instructions on how to vote your shares. It will then be the record holder’s responsibility to vote your shares in the manner you direct. Generally, brokers and other record holders may vote on discretionary or routine matters, but cannot vote on non-routine or non-discretionary matters unless they have received voting instructions from street name holder. We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the Annual Meeting.

If your shares are held in street name, you are invited to attend the Annual Meeting; however, you may not vote your shares of common stock held in street name in person at the Annual Meeting unless you request and obtain a power of attorney or other authority from your broker or other nominee who holds your shares and bring it to the Annual Meeting. Even if you plan to attend the Annual Meeting, we ask that you vote in advance of the Annual Meeting in case your plans change.

Effect of Not Casting Your Vote

Under the rules of various securities exchanges, brokers and other record holders may generally vote on discretionary or routine matters, but cannot vote on non-routine or non-discretionary matters, such as the election of directors, unless they have received voting instructions from the person for whom they are holding shares. Proposals 1, 2, 3 and 5 are considered non-routine matters, and cannot be voted on by your broker without your instructions. We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be voted on at the meeting.

Revocation of Proxies

If your shares of common stock are registered directly in your name, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	timely submitting another proxy via the telephone or internet;
•	delivering to Seacoast a written notice bearing a date later than the date of the proxy card, stating that you revoke the proxy, with such written notice to be sent to: 815 Colorado Avenue, P. O. Box 9012, Stuart, Florida 34995, Attention: Corporate Secretary;
•	signing and delivering to Seacoast a proxy card relating to the same shares and bearing a later date; or
•	attending the meeting and voting in person by written ballot, although attendance at the meeting will not, by itself, revoke a proxy.

Also, please note that if you have voted through your broker, bank or other nominee and you wish to change your vote, you must follow the instructions received from such entity to change your vote.

Quorum and Required Vote

To hold a vote on any proposal, a quorum must be present in person or by proxy at the Annual Meeting. A quorum is a majority of the total votes entitled to be cast by the holders of the outstanding shares of common stock as of the close of business on the record date.

In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes “for” or “against,” as well as all abstentions and broker non-votes, will be counted. A “broker non-vote” occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

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On the Record Date, there were [●] shares of common stock issued, outstanding and entitled to be voted, which were held by approximately [●] holders of record. Therefore, at least [●] shares need to be present at the Annual Meeting or represented by proxy in order for a quorum to exist.

If a quorum is not present at the scheduled time of the Annual Meeting, a majority of the shareholders present or represented by proxy may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time of the adjournment, if any, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting. If the Annual Meeting is adjourned more than 120 days after the date fixed for the original Annual Meeting, the Board of Directors must fix a new record date to determine the shareholders entitled to vote at the adjourned Annual Meeting.

To elect directors and adopt the other proposals at the 2018 Annual Meeting, the following votes are required:

	Proposal	Vote Required	Do abstentions and broker non-votes count as votes cast?	Is broker discretionary voting allowed?
1	Election of Directors	Plurality vote (1)	No	No
2	Amendment to the Company’s Amended and Restated Articles of Incorporation to Increase Authorized Common Stock	Affirmative vote of a majority of votes cast	No	No
3	Amend the Company’s 2013 Incentive Plan	Affirmative vote of a majority of votes cast	No	No
4	Ratification of Auditor	Affirmative vote of a majority of votes cast	No	Yes
5	Advisory (Non-binding) Vote on Executive Compensation	Affirmative vote of a majority of votes cast	No	No

(1)	Under our Bylaws, all elections of directors are decided by plurality vote. However, notwithstanding the plurality standard, in an uncontested election for directors, which is the case for the election under Proposal 1, our Corporate Governance Guidelines provide that if any director nominee receives a greater number of votes “withheld” from his or her election than votes “for” such election, then the director will promptly tender his or her resignation to the Board following certification of the shareholder vote, with such resignation to be effective upon acceptance by the Board of Directors. The CGC would then review and make a recommendation to the Board of Directors as to whether the Board should accept the resignation, and the Board would ultimately decide whether to accept or reject the resignation. The Company will disclose its decision-making process regarding the resignation in a Form 8-K furnished to the SEC. In contested elections, the required vote would be a plurality of votes cast and the resignation policy would not apply. Full details of this policy are set forth in our Corporate Governance Guidelines, available on our website at www.SeacoastBanking.com.

Cumulative voting is not permitted. Abstentions and broker non-votes, if any, will not be counted for purposes of determining whether any of the proposals have received sufficient votes for approval, but will count for purposes of determining whether or not a quorum is present. So long as a quorum is present, abstentions and broker non-votes will have no effect on any of the matters presented for a vote at the Annual Meeting.

Multiple Shareholders Sharing the Same Address

The SEC permits delivery of one copy of the proxy materials to shareholders who have the same address and last name under a procedure referred to as “householding”. We do not utilize householding for our shareholders of record. However, if you hold your shares through a broker, bank or other nominee, you may receive only one copy of the notice and, as applicable, any additional proxy materials that are delivered.

If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of proxy materials mailed to you in the future, please contact your broker, bank or other nominee. However, if you want to receive a paper proxy or notice or other proxy materials for purposes of this year’s Annual Meeting, follow the instructions included in the notice that was sent to you.

* * * *

You can find the directions to our Annual Meeting on the inside back cover of this proxy statement. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone. You also may vote your shares by requesting a paper proxy card and completing, signing and returning it by mail. Please review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail.

Dennis S. Hudson, III
Chairman & Chief Executive Officer

April 6, 2018

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APPENDIX A

INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES

This letter contains financial information determined by methods other than Generally Accepted Accounting Principles ("GAAP"). Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company's performance. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance and if not provided would be requested by the investor community. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These measures should not be considered an alternative to GAAP.

A-1

	QUARTER
	Fourth	Third	Second	First	Fourth
(Dollars in thousands except per share data)	2017	2017	2017	2017	2016

Net income	$13,047	$14,216	$7,676	$7,926	$10,771

BOLI income (benefits upon death)	0	0	0	0	0
Gain on Sale of Visa Class B Shares	(15,153)	0	0	0	0
Security (gains) / losses	(112)	47	(21)	0	(7)
Total Adjustments to Revenue	(15,265)	47	(21)	0	(7)

Merger related charges	6,817	491	5,081	533	561
Amortization of intangibles	963	839	839	719	719
Business continuity expenses - Hurricane Irma	0	352	0	0	0
Branch reductions and other expense initiatives	0	(127)	1,876	2,572	163
Early redemption cost for FHLB advances	0	0	0	0	0
Total Adjustments to Noninterest Expense	7,780	1,555	7,796	3,824	1,443

Effective tax rate on adjustments	3,147	(673)	(2,786)	(1,480)	(404)
Effect of change in corporate tax rate	8,552	0	0	0	0
Adjusted Net Income	$17,261	$15,145	$12,665	$10,270	$11,803
Earnings per diluted share, as reported	0.28	0.32	0.18	0.20	0.28
Adjusted Earnings per Diluted Share	0.37	0.35	0.29	0.26	0.31
Average shares outstanding (000)	46,673	43,792	43,556	39,499	38,252

Revenue	$74,868	$57,183	$54,644	$48,070	$47,354
Total Adjustments to Revenue	(15,265)	47	(21)	0	(7)
Adjusted Revenue	59,603	57,230	54,623	48,070	47,347

Noninterest Expense	39,184	34,361	41,625	34,746	30,297
Total Adjustments to Noninterest Expense	7,780	1,555	7,796	3,824	1,443
Adjusted Noninterest Expense	31,404	32,806	33,829	30,922	28,854

Adjusted Noninterest Expense	31,404	32,806	33,829	30,922	28,854
Foreclosed property expense and net (gain)/loss on sale	(7)	(298)	297	(293)	(78)
Net Adjusted Noninterest Expense	31,411	33,104	33,532	31,215	28,932

Adjusted Revenue	59,603	57,230	54,623	48,070	47,347
Impact of FTE adjustment	174	154	164	211	204
Adjusted Revenue on a fully taxable equivalent basis	59,777	57,384	54,787	48,281	47,551
Adjusted Efficiency Ratio	52.6%	57.7%	61.2%	64.7%	60.8%

Average Assets	$5,716,230	$5,316,119	$5,082,002	$4,699,745	$4,572,188
Less average goodwill and intangible assets	(149,432)	(118,364)	(114,563)	(78,878)	(79,620)
Average Tangible Assets	5,566,798	5,197,755	4,967,439	4,620,867	4,492,568

Return on Average Assets (ROA)	0.91%	1.06%	0.61%	0.68%	0.94%
Impact of removing average intangible assets and related amortization	0.06	0.06	0.05	0.06	0.06
Return on Tangible Average Assets (ROTA)	0.97	1.12	0.66	0.74	1.00
Impact of other adjustments for Adjusted Net Income	0.26	0.04	0.36	0.16	0.05
Adjusted Return on Average Tangible Assets	1.23	1.16	1.02	0.90	1.05

Average Shareholders' Equity	$657,100	$587,919	$567,448	$466,847	$437,077
Less average goodwill and intangible assets	(149,432)	(118,364)	(114,563)	(78,878)	(79,620)
Average Tangible Equity	507,668	469,555	452,885	387,969	357,457

Return on Average Shareholders' Equity	7.9%	9.6%	5.4%	6.9%	9.8%
Impact of removing average intangible assets and related amortization	2.8	2.9	1.9	1.9	2.7
Return on Average Tangible Common Equity (ROTCE)	10.7	12.5	7.3	8.8	12.5
Impact of other adjustments for Adjusted Net Income	2.8	0.3	3.9	1.9	0.6
Adjusted Return on Average Tangible Common Equity	13.5	12.8	11.2	10.7	13.1

A-2

	YTD
	December 31,	December 31,
(Dollars in thousands except per share data)	2017	2016

Net income	$42,865	$29,202

BOLI income (benefits upon death)	0	(464)
Gain on Sale of Visa Class B Shares	(15,153)	0
Security (gains) / losses	(86)	(368)
Total Adjustments to Revenue	(15,239)	(832)

Merger related charges	12,922	9,028
Amortization of intangibles	3,360	2,486
Business continuity expenses - Hurricane Irma	352	0
Branch reductions and other expense initiatives	4,321	3,357
Early redemption cost for FHLB advances	0	1,777
Total Adjustments to Noninterest Expense	20,955	16,648

Effective tax rate on adjustments	(1,792)	(5,949)
Effect of change in corporate tax rate	8,552	0
Adjusted Net Income	$55,341	$39,069
Earnings per diluted share, as reported	0.99	0.78
Adjusted Earnings per Diluted Share	1.28	1.04
Average shares outstanding (000)	43,350	37,508

Revenue	$234,765	$177,383
Total Adjustments to Revenue	(15,239)	(832)
Adjusted Revenue	219,526	176,551

Noninterest Expense	149,916	130,881
Total Adjustments to Noninterest Expense	20,955	16,648
Adjusted Noninterest Expense	128,961	114,233

Adjusted Noninterest Expense	128,961	114,233
Foreclosed property expense and net (gain)/loss on sale	(301)	43
Net Adjusted Noninterest Expense	129,262	114,190

Adjusted Revenue	219,526	176,551
Impact of FTE adjustment	703	204
Adjusted Revenue on a fully taxable equivalent basis	220,229	176,755
Adjusted Efficiency Ratio	58.7%	64.6%

Average Assets	$5,206,617	$4,201,819
Less average goodwill and intangible assets	(115,511)	(66,608)
Average Tangible Assets	5,091,106	4,135,211

Return on Average Assets (ROA)	0.82%	0.69%
Impact of removing average intangible assets and related amortization	0.06	0.05
Return on Tangible Average Assets (ROTA)	0.88	0.74
Impact of other adjustments for Adjusted Net Income	0.21	0.20
Adjusted Return on Average Tangible Assets	1.09	0.94

Average Shareholders' Equity	$570,399	$406,084
Less average goodwill and intangible assets	(115,511)	(66,608)
Average Tangible Equity	454,888	339,476

Return on Average Shareholders' Equity	7.5%	7.2%
Impact of removing average intangible assets and related amortization	2.4	1.9
Return on Average Tangible Common Equity (ROTCE)	9.9	9.1
Impact of other adjustments for Adjusted Net Income	2.3	2.4
Adjusted Return on Average Tangible Common Equity	12.2	11.5

A-3

LOCATION OF THE 2018 ANNUAL MEETING OF SHAREHOLDERS

Our 2018 Annual Meeting will be held at the Hutchinson Shores Resort:

3793 NE Ocean Blvd, Jensen Beach, FL 34957

Directions Taking Florida’s Turnpike

•	Exit 142 at Port St. Lucie

•	Turn right onto Port St. Lucie Boulevard from the exit ramp.

•	Turn right at US Highway 1

•	Turn left onto Jensen Beach Boulevard

•	Turn left at NE Indian River Drive

•	Merge onto Causeway Boulevard from the first exit at the rotary

•	Merge right on Highway A1A / NE Ocean Boulevard

•	Hutchinson Shores Resort will be on the left hand side

•	Visitor’s parking is on the left side of the property

Directions Taking Interstate 95

•	Exit I-95 at SR 76 Kanner Hwy. (Exit 101)

•	If traveling northbound on I-95 turn right onto Kanner Hwy from the exit ramp.

•	If traveling southbound on I-95 turn left onto Kanner Hwy from the exit ramp.

•	Merge right onto NE Ocean Boulevard / Highway A1A from the first exit at the rotary.

•	Hutchinson Shores Resort will be on the right hand side

•	Visitor’s parking is on the left side of the property

Arriving by Car Service or Taxi:

If arriving by a car service, please direct drop off at the front entrance lobby.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 24, 2018. 815 COLORADO AVENUE P.O. BOX 9012 STUART, FL 34995-9012 ATTN: KATHY HSU Meeting Information Meeting Type: Annual Meeting of Shareholders Record Date: March 26, 2018 Meeting Date: May 24, 2018 Time: 3:00 PM EDT Location: Hutchinson Shores Resort 3793 NE Ocean Blvd. Jensen Beach, Florida 34957 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E42083-P05184

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. 2017 Annual Report on Form 10-K 3. Chairman's Letter How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Please check the proxy materials for any special requirements for voting in person at the meeting. We recommend you vote in advance even if you plan to attend the meeting. You can vote in person at the meeting even if you previously voted and such in-person vote will replace your prior vote. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E42084-P05184

Voting Items The Board of Directors recommends a vote FOR ALL director nominees and FOR Proposals 2, 3, 4 and 5. 1. Elect Directors 01) Jacqueline L. Bradley 02) H. Gilbert Culbreth, Jr. 03) Christopher E. Fogal 04) Timothy S. Huval 05) Herbert A. Lurie 2. Amendment to the Company’s Amended and Restated Articles of Incorporation to Increase Authorized Common Stock 3. Amend the 2013 Incentive Plan to Increase Authorized Shares 4. Ratification of Appointment of Independent Auditor 5. Advisory (Non-binding) Vote on Executive Compensation In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting. E42085-P05184

E42086-P05184

815 COLORADO AVENUE P.O. BOX 9012 STUART, FL 34995-9012 ATTN: KATHY HSU VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date (for shares held in the Employee Plans) or the day before the meeting date (for all other shares). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date (for shares held in the Employee Plans) or the day before the meeting date (for all other shares). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Seacoast in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E42075-P05184 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SEACOAST BANKING CORPORATION OF FLORIDA For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write the The Board of Directors recommends a vote FOR number(s) of the nominee(s) on the line below. ALL director nominees and FOR Proposals 2, 3, 4 and 5. 1. Elect Directors 01) Jacqueline L. Bradley 02) H. Gilbert Culbreth, Jr 03) Christopher E. Fogal 04) Timothy S. Huval For Against Abstain 05) Herbert A. Lurie 2. Amendment to the Company’s Amended and Restated Articles of Incorporation to Increase Authorized Common Stock 3. Amend the 2013 Incentive Plan to Increase Authorized Shares 4. Ratification of Appointment of Independent Auditor 5. Advisory (Non-binding) Vote on Executive Compensation In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, custodian or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, our 2017 Annual Report on Form 10-K and the Chairman's Letter are available at www.proxyvote.com. E42076-P05184 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SEACOAST BANKING CORPORATION OF FLORIDA FOR THE 2018 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, MAY 24, 2018 at 3:00 P.M. FOR REGISTERED SHAREHOLDERS: The undersigned shareholder(s) hereby appoint(s) Tracey Dexter and John R. Turgeon, or either of them, each with full power of substitution, as Proxies, and hereby authorize(s) them to represent and to vote all shares of the Common Stock of Seacoast Banking Corporation of Florida (“Seacoast”) that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at Hutchinson Shores Resort, 3793 NE Ocean Blvd., Jensen Beach, Florida, on Thursday, May 24, 2018, at 3:00 P.M., local time, and at any adjournments or postponements thereof (the “Annual Meeting”), as designated on the reverse side of this ballot, upon the proposals described in the Proxy Statement and the Notice of Annual Meeting of Shareholders, both dated April 6, 2018. FOR PARTICIPANTS IN SEACOAST’S EMPLOYEE BENEFIT PLANS: This form provides voting instructions to the trustees for the shares of the Common Stock of Seacoast Banking Corporation of Florida (“Seacoast”) held in Seacoast’s Employee Stock Purchase Plan and Retirement Savings Plan (collectively and individually, the “Employee Plans”). Please complete this form, sign your name exactly as it appears on the reverse side and return it in the enclosed envelope. To allow sufficient time for the trustees to tabulate and vote the plan shares, we must receive your voting instructions no later than 11:59 p.m. on May 18, 2018 (the “cut-off date”) to be counted. As a participant in one or both of the Employee Plans, the undersigned authorizes One America as Trustee of the Retirement Savings Plan for Employees of Seacoast National Bank and/or authorizes Seacoast National Bank as Trustee of Seacoast’s Employee Stock Purchase Plan to vote all shares of the Common Stock in Seacoast allocated to the undersigned’s account under such plan(s) at Seacoast’s Annual Meeting of Shareholders to be held at Hutchinson Shores Resort, 3793 NE Ocean Blvd., Jensen Beach, Florida, on Thursday, May 24, 2018, at 3:00 P.M., local time, and at any adjournments or postponements thereof (the “Annual Meeting”), as directed below, upon the proposals described in the Proxy Statement and the Notice of Annual Meeting of Shareholders, both dated April 6, 2018. When this form is properly executed and received by the cut-off date, the shares in the Employee Plans will be voted as directed by you. Shares held in the Employee Stock Purchase Plan will not be voted if you do not give voting instructions on such shares. If you do not give voting instructions for the shares allocated to your account in the Retirement Savings Plan, the Trustee may vote or not vote, in its sole discretion, the shares of stock equivalents in your account. When this proxy is properly executed, all shares will be voted in the manner directed herein. If no direction is specified, this proxy will be voted in accordance with the recommendations of the Board of Directors. (Continued, and to be marked, dated and signed, on the other side)